UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22717
                                                    -----------

                      First Trust Exchange-Traded Fund VI
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ----------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                     Date of fiscal year end: September 30
                                             --------------

                    Date of reporting period: March 31, 2017
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549p. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund VI
-----------------------------------
First Trust NASDAQ Technology Dividend Index Fund (TDIV)

Multi-Asset Diversified Income Index Fund (MDIV)

International Multi-Asset Diversified Income Index Fund (YDIV)

First Trust High Income ETF (FTHI)

First Trust Low Beta Income ETF (FTLB)

First Trust Rising Dividend Achievers ETF (RDVY)

First Trust Dorsey Wright Focus 5 ETF (FV)

First Trust RBA American Industrial Renaissance(R) ETF (AIRR)

First Trust RBA Quality Income ETF (QINC)

First Trust Dorsey Wright International Focus 5 ETF (IFV)

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

--------------------
Semi-Annual Report

March 31, 2017
--------------------

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TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2017

Shareholder Letter .........................................................   2
Market Overview ............................................................   3
Fund Performance Overview
      First Trust NASDAQ Technology Dividend Index Fund (TDIV) .............   4
      Multi-Asset Diversified Income Index Fund (MDIV) .....................   6
      International Multi-Asset Diversified Income Index Fund (YDIV) .......   8
      First Trust High Income ETF (FTHI) ...................................  11
      First Trust Low Beta Income ETF (FTLB) ...............................  13
      First Trust Rising Dividend Achievers ETF (RDVY) .....................  15
      First Trust Dorsey Wright Focus 5 ETF (FV) ...........................  17
      First Trust RBA American Industrial Renaissance(R) ETF (AIRR) ........  19
      First Trust RBA Quality Income ETF (QINC) ............................  21
      First Trust Dorsey Wright International Focus 5 ETF (IFV) ...........   23
      First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) ..................  25
Notes to Fund Performance Overview .........................................  27
Understanding Your Fund Expenses ...........................................  28
Portfolio of Investments
      First Trust NASDAQ Technology Dividend Index Fund (TDIV) .............  30
      Multi-Asset Diversified Income Index Fund (MDIV) .....................  32
      International Multi-Asset Diversified Income Index Fund (YDIV) .......  37
      First Trust High Income ETF (FTHI) ...................................  43
      First Trust Low Beta Income ETF (FTLB) ...............................  47
      First Trust Rising Dividend Achievers ETF (RDVY) .....................  51
      First Trust Dorsey Wright Focus 5 ETF (FV) ...........................  53
      First Trust RBA American Industrial Renaissance(R) ETF (AIRR) ........  54
      First Trust RBA Quality Income ETF (QINC) ............................  55
      First Trust Dorsey Wright International Focus 5 ETF (IFV) ............  57
      First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) ..................  58
Statements of Assets and Liabilities .......................................  60
Statements of Operations ...................................................  63
Statements of Changes in Net Assets ........................................  66
Financial Highlights .......................................................  71
Notes to Financial Statements ..............................................  79
Additional Information .....................................................  92

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would," or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the "Trust") described in this report (each series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value, and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 MARCH 31, 2017


Dear Shareholders:

Thank you for your investment in the First Trust Exchange-Traded Fund VI (the "Trust").

The year 2016 was a historic year all over the world. Many will remember some of the events that occurred during the year: from the Brexit vote in the UK to leave the European Union, to the results of the U.S. Presidential Election which seemed unlikely at the beginning of 2016, to the first World Series Championship for the Chicago Cubs in 108 years!

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information about your investment including a market overview and the Trust's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

On November 8, 2016, Donald J. Trump was elected to become the 45th president in our country's history. As I write this, he is about to hit his 100th day in office, always a historic marker for pundits, politicians, and voters. While no one has a crystal ball and the ability to predict how his presidency will shape the United States (and the world), there is no doubt that his populist message resonated for many Americans, and his message of improving lives for the "average" American, while reducing the size and scope of the federal government, also won him millions of votes. Many of his supporters believe that with his background in business, Trump will make policy changes that will continue to grow the economy and spur stock markets even higher. Many analysts predicted the Dow Jones Industrial Average would hit a new benchmark, 20,000, in the first days of the New Year. It took until January 25, 2017, but the Dow finally traded over 20,000 on that day. On March 1, 2017, the Dow went past 21,000, a new record. As with all change and a new administration, only time will tell where our economy and the markets will go.

As of December 31, 2016, the S&P 500(R) Index (the "Index") was up 11.96% for the year, on a total return basis, as measured by Bloomberg. As of March 31, 2017, the Index was up 6.07% (calendar year-to-date). The current bull market (measuring from March 9, 2009 through March 31, 2017) is the second longest in history, but lags the longest bull market by 4.25 years, according to Bespoke Investment Group. We remain bullish on the economy, but continue to have a long-term perspective. We believe investors should think long-term as well, since no one can predict volatility and the inevitable ups and downs that occur in the market.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2017

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (CFA) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The most recent International Monetary Fund ("IMF") global economic growth forecast (released mid-April) indicates that the IMF sees global GDP growth expanding by 3.5% in 2017 and 3.6% in 2018, while its U.S. GDP growth forecast calls for 2.3% in 2017 and 2.5% in 2018, according to Bloomberg.

Mergermarket's 2017 Q1 Global Trend Report revealed that the total value of global mergers and acquisitions ("M&A") activity (announced) for the six-month period ended March 31, 2017, was $1.78 trillion, down slightly from the $1.82 trillion worth of deals announced for the six-month period ended March 31, 2016, according to its own release. We believe that is encouraging considering that 2015 and 2016 were two of the three biggest years for M&A deal volume over the past decade. In the first quarter of 2017, volume totaled $678.5 billion, up 8.9% from $622.9 billion in the first quarter of 2016, an indication that the economic climate is still conducive for making acquisitions, in our opinion.

ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds/exchange-traded products ("ETFs/ETPs") listed globally reached a record high $3.91 trillion in March 2017, according to its own release of preliminary data. Total assets invested in U.S. ETFs/ETPs stood at a record high $2.80 trillion. The U.S. market represented 71.6% of all ETF/ETP assets under management at the end of March 2017.

STATE OF EQUITIES MARKETS AND DIVIDEND INCOME DISTRIBUTIONS

All three major U.S. equity market capitalization indices from Standard & Poor's ("S&P") performed well over the period ended March 31, 2017. From September 30, 2016 through March 31, 2017, the S&P 500(R) Index, S&P MidCap 400(R) Index, and the S&P SmallCap 600(R) Index posted total returns of 10.12%, 11.65%, and 12.32%, respectively, according to Bloomberg. For comparative purposes, from 1926 through 2016, the average annual total return on the S&P 500(R) Index was 10.04%, according to Ibbotson Associates/Morningstar. Of the 11 major sectors that comprise these three indices, all 11 posted positive total returns in the S&P SmallCap 600(R) Index, while 10 and eight were up for the period in the S&P 500(R) Index and S&P MidCap 400(R) Index, respectively.

Information Technology was the top contributor to the total dividend payout of the S&P 500(R) Index at the close of the first quarter of 2017. As of March 31, 2017, technology stocks were contributing 15.55% of the S&P 500(R) Index's dividend distribution, according to S&P Dow Jones Indices. The other 10 major sectors contributed the following as of March 31, 2017: Consumer Staples (12.37%); Financials (12.17%); Health Care (11.94%); Industrials (10.89%);
Consumer Discretionary (9.10%); Energy (8.84%); Utilities (5.61%); Telecommunication Services (5.55%); Real Estate (5.04%); and Materials (2.94%).

S&P Dow Jones Indices announced that total dividend distributions for U.S. common stocks increased by a net (increases less decreases) $10.9 billion in the first quarter of 2017, up 22.5% from the $8.9 billion increase in the fourth quarter of 2016, according to its own release. In the first quarter of 2017, there were 881 dividend increases, up 12.4% from the 784 dividend increases in the fourth quarter of 2016. The number of dividends cut or suspended totaled 166, up 23.9% from the 134 cut or suspended in the fourth quarter of 2016. Currently, 82.6% of the companies in the S&P 500(R) Index pay a dividend, compared to 67.7% of the companies in the S&P MidCap 400(R) Index and 50.7% of the companies in the S&P SmallCap 600(R) Index.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

The First Trust NASDAQ Technology Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Technology Dividend IndexSM (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "TDIV." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and/or depositary receipts included in the Index.

The Index includes up to 100 technology and telecommunications companies that pay a regular or common dividend. To be selected for the Index, a company must be classified as a technology or telecommunications company under the Industry Classification Benchmark ("ICB") and have a minimum market capitalization of $500 million. Non-U.S. securities in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                        6 Months Ended   1 Year Ended   Inception (8/13/12)   Inception (8/13/12)
                                                           3/31/17         3/31/17          to 3/31/17            to 3/31/17
FUND PERFORMANCE
 NAV                                                         9.10%          20.37%             79.46%               13.46%
 Market Price                                                9.10%          20.55%             79.44%               13.46%

INDEX PERFORMANCE
 NASDAQ Technology Dividend Index(SM)                        9.39%          21.10%             84.89%               14.19%
 S&P 500(R) Index                                           10.12%          17.17%             85.76%               14.31%
 S&P 500(R) Information Technology Index                    13.92%          24.91%            102.32%               16.44%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

-----------------------------
Nasdaq, OMX(R) and NASDAQ Technology Dividend Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Fund.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        79.22%
Telecommunication Services                    19.38
Consumer Discretionary                         0.90
Industrials                                    0.50
                                             ------
     Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                    8.35%
Microsoft Corp.                                8.19
Intel Corp.                                    7.93
Cisco Systems, Inc.                            7.87
International Business Machines Corp.          7.71
Texas Instruments, Inc.                        4.18
Oracle Corp.                                   4.17
QUALCOMM, Inc.                                 4.04
Taiwan Semiconductor Manufacturing
   Co., Ltd., ADR                              2.48
Broadcom Ltd.                                  2.47
                                             ------
     Total                                    57.39%
                                             ======


                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               AUGUST 13, 2012 - MARCH 31, 2017

            First Trust NASDAQ Technology  NASDAQ Technology   S&P 500(R)  S&P 500(R) Information
                 Dividend Index Fund       Dividend Index(SM)    Index        Technology Index
8/13/12                $10,000                  $10,000         $10,000          $10,000
9/30/12                  9,928                    9,935          10,290           10,247
3/31/13                 10,915                   10,959          11,339           10,105
9/30/13                 11,665                   11,751          12,281           10,954
3/31/14                 13,185                   13,329          13,817           12,690
9/30/14                 14,369                   14,579          14,704           14,160
3/31/15                 14,459                   14,712          15,576           14,989
9/30/15                 13,230                   13,502          14,614           14,460
3/31/16                 14,908                   15,266          15,854           16,196
9/30/16                 16,448                   16,899          16,869           17,759
3/31/17                 17,944                   18,486          18,576           20,231

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2012 (commencement of trading) through March 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
8/14/12 - 9/30/12         33          0          0          0             0          0          0          0
10/1/12 - 9/30/13        230          1          0          0            19          0          0          0
10/1/13 - 9/30/14        210          1          0          0            39          2          0          0
10/1/14 - 9/30/15        161          3          0          0            84          4          0          0
10/1/15 - 9/30/16        121          0          0          0           132          0          0          0
10/1/16 - 3/31/17         78          0          0          0            47          0          0          0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)


The Multi-Asset Diversified Income Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the NASDAQ US Multi-Asset Diversified Income Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "MDIV." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and/or depositary receipts (20%), real estate investment trusts ("REITs") (20%), preferred securities (20%), master limited partnerships ("MLPs") (20%) and an exchange-traded fund ("ETF") (20%) that comprise the Index (each an "Index Segment"). The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.

The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which include domestic and international dividend-paying stocks, REITs, oil and gas or basic materials MLPs, U.S.-listed preferred securities and an ETF that invests in high-yield or "junk" bonds. International securities included in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                        6 Months Ended   1 Year Ended   Inception (8/13/12)   Inception (8/13/12)
                                                           3/31/17         3/31/17          to 3/31/17            to 3/31/17
FUND PERFORMANCE
 NAV                                                         6.11%          11.53%            28.41%                 5.55%
 Market Price                                                6.16%          11.71%            28.54%                 5.57%

INDEX PERFORMANCE
 NASDAQ US Multi-Asset Diversified Income Index(SM)          6.60%          12.40%            32.72%                 6.30%
 S&P 500(R) Index                                           10.12%          17.17%            85.76%                14.31%
 Dow Jones U.S. Select Dividend Index(SM)*                   8.23%          15.63%            88.85%                14.72%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
Nasdaq, OMX(R) and NASDAQ US Multi-Asset Diversified Income Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    39.51%
Energy                                        24.62
Utilities                                     11.84
Real Estate                                   10.22
Telecommunication Services                     5.96
Consumer Discretionary                         3.27
Information Technology                         1.34
Health Care                                    1.06
Consumer Staples                               0.89
Industrials                                    0.89
Materials                                      0.40
                                             ------
     Total                                   100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
First Trust Tactical High Yield ETF           19.87%
NuStar Energy, L.P.                            1.29
AGNC Investment Corp.                          1.29
New Residential Investment Corp.               1.28
Chimera Investment Corp.                       1.21
Genesis Energy, L.P.                           1.20
Western Refining Logistics, L.P.               1.16
Two Harbors Investment Corp.                   1.14
Invesco Mortgage Capital, Inc.                 1.14
Buckeye Partners, L.P.                         1.13
                                             ------
     Total                                    30.71%
                                             ======

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  AUGUST 13, 2012 - MARCH 31, 2017

            Multi-Asset Diversified     NASDAQ US Multi-Asset      S&P 500(R)  Dow Jones U.S. Select
               Income Index Fund     Diversified Income Index(SM)    Index      Dividend Index(SM)
8/13/12             $10,000                    $10,000              $10,000           $10,000
9/30/12              10,118                     10,132               10,290            10,134
3/31/13              11,236                     11,298               11,339            11,370
9/30/13              10,936                     11,020               12,281            12,105
3/31/14              11,647                     11,775               13,817            13,620
9/30/14              12,048                     12,211               14,704            13,962
3/31/15              12,174                     12,407               15,576            15,001
9/30/15              11,016                     11,256               14,614            14,275
3/31/16              11,514                     11,806               15,854            16,332
9/30/16              12,103                     12,449               16,869            17,449
3/31/17              12,842                     13,270               18,576            18,885

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2012 (commencement of trading) through March 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
8/14/12 - 9/30/12         33          0          0          0             0          0          0          0
10/1/12 - 9/30/13        217          2          0          0            31          0          0          0
10/1/13 - 9/30/14        206          2          0          0            42          2          0          0
10/1/14 - 9/30/15        175          2          0          0            67          8          0          0
10/1/15 - 9/30/16        107          0          0          0           146          0          0          0
10/1/16 - 3/31/17         64          0          0          0            61          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

The International Multi-Asset Diversified Income Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the NASDAQ International Multi-Asset Diversified Income Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "YDIV." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in non-U.S. dividend-paying equity securities and/or depositary receipts (20%), non-U.S. real estate investment trusts ("REITs") (20%), non-U.S. preferred securities (20%), infrastructure companies (20%), and an exchange-traded fund ("ETF") (20%), all of which comprise the Index (each an "Index Segment"). The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.

The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which include non-U.S. dividend-paying equity securities, non-U.S. REITs, non-U.S. preferred securities, infrastructure companies, some of which may be located in emerging markets, and an index-based ETF. The ETF in which the Fund invests may invest in high yield fixed-income securities, commonly referred to as "junk bonds."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                        6 Months Ended   1 Year Ended   Inception (8/22/13)   Inception (8/22/13)
                                                           3/31/17         3/31/17          to 3/31/17            to 3/31/17
FUND PERFORMANCE
 NAV                                                        3.14%            7.71%             4.52%                 1.23%
 Market Price                                               3.23%            7.58%             3.87%                 1.06%

INDEX PERFORMANCE
 NASDAQ International Multi-Asset Diversified Income
    Index                                                   3.91%            9.30%            10.37%                 2.77%
 MSCI World ex USA Index                                    6.42%           11.93%            12.76%                 3.39%
 Dow Jones EPAC Select Dividend(TM) Index*                  6.96%           12.98%             9.01%                 2.42%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

* The Dow Jones EPAC Select Dividend(TM) Index measures the performance of a selected group of companies, from non-U.S. developed markets (Europe, Pacific Asia, and Canada), that have provided relatively high dividend yields on a consistent basis over time.

-----------------------------
Nasdaq and NASDAQ International Multi-Asset Diversified Income Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    46.38%
Real Estate                                   21.79
Utilities                                     19.48
Energy                                         4.19
Telecommunication Services                     2.84
Information Technology                         2.23
Consumer Discretionary                         1.52
Industrials                                    1.23
Materials                                      0.34
                                             ------
     Total                                    100.0%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
PowerShares Emerging Markets Sovereign
   Debt Portfolio                             19.63%
Engie S.A.                                     1.52
CEZ A.S.                                       1.32
Standard Bank Group Ltd.                       1.28
Cominar Real Estate Investment Trust           1.23
Mapletree Industrial Trust                     1.16
Artis Real Estate Investment Trust             1.13
Snam S.p.A.                                    1.12
Toronto-Dominion Bank (The)                    1.06
Enel S.p.A.                                    1.03
                                             ------
     Total                                    30.48%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
COUNTRY ALLOCATION*                  LONG-TERM INVESTMENTS
-----------------------------------------------------------
Canada                                        22.11%
United States                                 19.63
Australia                                     12.35
Singapore                                      7.34
France                                         4.50
Taiwan                                         3.47
Italy                                          2.93
United Kingdom                                 2.66
Spain                                          2.37
China                                          2.27
Chile                                          2.10
Thailand                                       2.10
Switzerland                                    1.65
Germany                                        1.50
Malaysia                                       1.37
Czech Republic                                 1.32
South Africa                                   1.28
Hong Kong                                      1.23
Netherlands                                    1.17
Belgium                                        0.81
New Zealand                                    0.80
Portugal                                       0.79
Sweden                                         0.74
Norway                                         0.73
Cayman                                         0.47
Bermuda                                        0.42
Finland                                        0.40
Israel                                         0.40
South Korea                                    0.39
Denmark                                        0.35
Japan                                          0.35
                                             ------
     Total                                   100.00%
                                             ======

* Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV) (CONTINUED)

                                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                          AUGUST 22, 2013 - MARCH 31, 2017

             International Multi-Asset    NASDAQ International Multi-Asset   MSCI World        Dow Jones EPAC
            Diversified Income Index Fund  Diversified Income Index          ex USA Index  Select Dividend(TM) Index
8/22/13                $10,000                      $10,000                    $10,000              $10,000
9/30/13                 10,380                       10,424                     10,493               10,600
3/31/14                 10,759                       10,883                     11,158               11,499
9/30/14                 10,788                       10,991                     11,003               11,009
3/31/15                 10,290                       10,552                     11,003               10,575
9/30/15                  8,923                        9,189                      9,887                9,056
3/31/16                  9,704                       10,096                     10,074                9,649
9/30/16                 10,134                       10,620                     10,596               10,192
3/31/17                 10,452                       11,036                     11,276               10,901

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 23, 2013 (commencement of trading) through March 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
8/23/13 - 9/30/13         17          1          0          0             8          0          0          0
10/1/13 - 9/30/14         47         89         55          2            41         17          1          0
10/1/14 - 9/30/15        105         98         18          1            23          3          4          0
10/1/15 - 9/30/16         39         15         12          3            58        106         20          0
10/1/16 - 3/31/17          2          0          0          0            20         76         20          7

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF (FTHI)

The First Trust High Income ETF (the "Fund") is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income with a secondary objective to provide capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. The Fund also employs an "option strategy" in which it writes (sells) U.S. exchange-traded covered call options on the S&P 500(R) Index (the "Index") in order to seek additional cash flow in the form of premiums on the options. These premiums may be distributed to shareholders on a monthly basis.

PORTFOLIO MANAGEMENT TEAM

Portfolio management decisions are made under the direction of the following Portfolio Managers:

John Gambla, CFA, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                        6 Months Ended   1 Year Ended   Inception (1/6/14)    Inception (1/6/14)
                                                           3/31/17         3/31/17          to 3/31/17            to 3/31/17
FUND PERFORMANCE
 NAV                                                         5.56%          11.60%            23.43%                 6.73%
 Market Price                                                5.46%          11.62%            23.44%                 6.74%

INDEX PERFORMANCE
 CBOE S&P 500 BuyWrite Monthly Index*                        6.76%          12.20%            23.87%                 6.85%
 S&P 500(R) Index                                           10.12%          17.17%            38.47%                10.60%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

* The CBOE S&P 500 BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500(R) Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF (FTHI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        16.09%
Consumer Staples                              15.07
Health Care                                   13.40
Industrials                                   12.38
Consumer Discretionary                        12.34
Financials                                    10.10
Real Estate                                    5.91
Energy                                         4.80
Utilities                                      4.69
Telecommunication Services                     3.03
Materials                                      2.19
                                             ------
     Total                                   100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Philip Morris International, Inc.              2.70%
Owens & Minor, Inc.                            2.68
Apple, Inc.                                    2.68
Exxon Mobil Corp.                              2.20
Boeing (The) Co.                               2.11
Costco Wholesale Corp.                         2.05
Johnson & Johnson                              2.01
AT&T, Inc.                                     1.94
CVS Health Corp.                               1.90
Alphabet, Inc., Class A                        1.82
                                             ------
     Total                                    22.09%
                                             ======

          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
               JANUARY 6, 2014 - MARCH 31, 2017

            First Trust High  CBOE S&P 500 BuyWrite  S&P 500(R)
               Income ETF         Monthly Index        Index
1/6/14          $10,000              $10,000          $10,000
3/31/14          10,093               10,250           10,299
9/30/14          10,466               10,657           10,960
3/31/15          10,918               10,748           11,610
9/30/15          10,366               10,696           10,893
3/31/16          11,060               11,040           11,817
9/30/16          11,693               11,603           12,574
3/31/17          12,343               12,387           13,847

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through March 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
1/7/14 - 9/30/14          85          1          0          0            98          1          0          0
10/1/14 - 9/30/15        117          3          1          3           125          3          0          0
10/1/15 - 9/30/16        114          0          1          0           112          6         10         10
10/1/16 - 3/31/17         55          0          0          0            60          2          5          3

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB)

The First Trust Low Beta Income ETF (the "Fund") is an actively managed exchange-traded fund. The Fund's investment objective is to provide current income. Under normal market conditions, the Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. The Fund also employs an "option strategy" in which it writes (sells) U.S. exchange-traded covered call options on the S&P 500(R) Index (the "Index") in order to seek additional cash flow in the form of premiums on the options. These premiums may be distributed to shareholders on a monthly basis. The Fund may use a portion of the call option premiums to purchase U.S. exchange-traded put options which may provide some downside protection and reduce the Fund's price sensitivity to declining markets.

PORTFOLIO MANAGEMENT TEAM

Portfolio management decisions are made under the direction of the following Portfolio Managers:

John Gambla, CFA, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                        6 Months Ended   1 Year Ended   Inception (1/6/14)    Inception (1/6/14)
                                                           3/31/17         3/31/17          to 3/31/17            to 3/31/17
FUND PERFORMANCE
 NAV                                                         4.86%          10.10%            17.62%                 5.15%
 Market Price                                                7.18%          10.07%            17.65%                 5.16%

INDEX PERFORMANCE
 CBOE S&P 500 95-110 Collar Index*                           7.37%           9.84%            15.17%                 4.47%
 S&P 500(R) Index                                           10.12%          17.17%            38.47%                10.60%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

* The CBOE S&P 500 95-110 Collar Index is designed to protect an investment in S&P 500(R) stocks against market declines. The passive collar strategy reflected by the index entails: holding the stocks in the S&P 500(R) Index; buying three-month S&P 500(R) put options to protect this S&P 500(R) portfolio from market decreases; and selling one-month S&P 500(R) call options to help finance the cost of the put options.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        16.08%
Consumer Staples                              15.07
Health Care                                   13.41
Industrials                                   12.38
Consumer Discretionary                        12.34
Financials                                    10.10
Real Estate                                    5.90
Energy                                         4.80
Utilities                                      4.70
Telecommunication Services                     3.03
Materials                                      2.19
                                             ------
     Total                                   100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Philip Morris International, Inc.              2.70%
Owens & Minor, Inc.                            2.68
Apple, Inc.                                    2.68
Exxon Mobil Corp.                              2.20
Boeing (The) Co.                               2.11
Costco Wholesale Corp.                         2.05
Johnson & Johnson                              2.02
AT&T, Inc.                                     1.94
CVS Health Corp.                               1.90
Alphabet, Inc., Class A                        1.82
                                             ------
     Total                                    22.10%
                                             ======

           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                JANUARY 6, 2014 - MARCH 31, 2017

            First Trust Low Beta     CBOE S&P 500      S&P 500(R)
                 Income ETF       95-110 Collar Index    Index
1/6/14            $10,000               $10,000         $10,000
3/31/14            10,053                10,203          10,299
9/30/14            10,383                10,697          10,960
3/31/15            10,691                11,013          11,610
9/30/15            10,148                10,277          10,893
3/31/16            10,663                10,486          11,817
9/30/16            11,216                10,727          12,574
3/31/17            11,762                11,517          13,847

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through March 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
1/7/14 - 9/30/14          88          3          3          0            81         10          0          0
10/1/14 - 9/30/15        128          6          1          0           113          4          0          0
10/1/15 - 9/30/16         99          8          0          5            69          6         24         42
10/1/16 - 3/31/17         60          0          0          0            51          2          2         10

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RISING DIVIDEND ACHIEVERS ETF (RDVY)

The First Trust Rising Dividend Achievers ETF (the "Fund"), formerly First Trust NASDAQ Rising Dividend Achievers ETF, seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the NASDAQ US Rising Dividend Achievers Index (the "Index"). The Fund normally invests at least 90% of its net assets (including investment borrowings) in securities that comprise the Index. The Index is composed of the securities of 50 companies with a history of raising their dividends that exhibit the characteristics to continue to do so in the future. The Index is designed to provide access to a diversified portfolio of small-, mid- and large-capitalization income-producing securities. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "RDVY."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                        6 Months Ended   1 Year Ended   Inception (1/6/14)    Inception (1/6/14)
                                                           3/31/17         3/31/17          to 3/31/17            to 3/31/17
FUND PERFORMANCE
 NAV                                                        20.40%          29.44%            41.99%                11.46%
 Market Price                                               20.44%          29.55%            42.04%                11.48%

INDEX PERFORMANCE
 NASDAQ US Rising Dividend Achievers Index                  20.78%          30.19%            44.44%                12.06%
 Dow Jones U.S. Select Dividend(TM) Index*                   8.23%          15.63%            46.17%                12.47%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

* The Dow Jones U.S. Select Dividend(TM) Index represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
Nasdaq and NASDAQ US Rising Dividend Achievers Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RISING DIVIDEND ACHIEVERS ETF (RDVY) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    29.47%
Information Technology                        20.25
Consumer Discretionary                        18.56
Industrials                                   15.83
Health Care                                    9.85
Consumer Staples                               6.04
                                             ------
     Total                                   100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Best Buy Co., Inc.                             2.19%
Williams-Sonoma, Inc.                          2.19
Starbucks Corp.                                2.12
Hewlett Packard Enterprise Co.                 2.10
Intel Corp.                                    2.08
Archer-Daniels-Midland Co.                     2.08
Apple, Inc.                                    2.08
LAM Research Corp.                             2.06
Omnicom Group, Inc.                            2.05
State Street Corp.                             2.04
                                             ------
     Total                                    20.99%
                                             ======

                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         JANUARY 6, 2014 - MARCH 31, 2017

              First Trust Rising        NASDAQ US Rising      Dow Jones U.S. Select
            Dividend Achievers ETF  Dividend Achievers Index   Dividend(TM) Index
1/6/14             $10,000                  $10,000                  $10,000
3/31/14             10,204                   10,220                   10,543
9/30/14             10,688                   10,731                   10,807
3/31/15             11,406                   11,473                   11,611
9/30/15             10,531                   10,618                   11,049
3/31/16             10,969                   11,095                   12,641
9/30/16             11,793                   11,959                   13,506
3/31/17             14,199                   14,444                   14,617

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through March 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
1/7/14 - 9/30/14         123          4          1          0            55          2          0          0
10/1/14 - 9/30/15        155          6          0          0            91          0          0          0
10/1/15 - 9/30/16        112          2          0          0           139          0          0          0
10/1/16 - 3/31/17        110          0          0          0            15          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

The First Trust Dorsey Wright Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright Focus Five Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the exchange-traded funds ("ETFs") that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's (the "Index Provider") proprietary methodology, which takes into account the performance of each of the First Trust sector-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FV."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                        6 Months Ended   1 Year Ended   Inception (3/5/14)    Inception (3/5/14)
                                                           3/31/17         3/31/17          to 3/31/17            to 3/31/17
FUND PERFORMANCE
 NAV                                                         5.58%          12.30%            21.63%                 6.58%
 Market Price                                                5.63%          12.40%            21.68%                 6.60%

INDEX PERFORMANCE
 Dorsey Wright Focus Five Index                              5.76%          12.70%            23.32%                 7.06%
 S&P 500(R) Index                                           10.12%          17.17%            34.50%                10.13%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV) (CONTINUED)

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  MARCH 5, 2014 - MARCH 31, 2017

            First Trust Dorsey Wright   Dorsey Wright    S&P 500(R)
                   Focus 5 ETF         Focus Five Index    Index
3/5/14               $10,000               $10,000        $10,000
3/31/14                9,421                 9,416         10,004
9/30/14               10,191                10,208         10,647
3/31/15               11,995                12,033         11,278
9/30/15               10,961                11,013         10,581
3/31/16               10,830                10,943         11,479
9/30/16               11,520                11,661         12,214
3/31/17               12,163                12,332         13,450

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 6, 2014 (commencement of trading) through March 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
3/6/14 - 9/30/14         131          0          0          0            14          0          0          0
10/1/14 - 9/30/15        155         11          0          1            78          7          0          0
10/1/15 - 9/30/16        132          0          0          0           121          0          0          0
10/1/16 - 3/31/17         36          0          0          0            89          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

The First Trust RBA American Industrial Renaissance(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Richard Bernstein Advisors American Industrial Renaissance(R) Index (the "Index"). The Fund normally invests at least 90% of its net assets (including investment borrowings) in U.S. equity securities that comprise the Index. The Index is designed to measure the performance of small- and mid-cap U.S. companies in the industrial and community banking sectors. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "AIRR."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                        6 Months Ended   1 Year Ended   Inception (3/10/14)   Inception (3/10/14)
                                                           3/31/17         3/31/17          to 3/31/17            to 3/31/17
FUND PERFORMANCE
 NAV                                                        16.65%          36.12%            20.70%                 6.35%
 Market Price                                               16.41%          35.83%            20.45%                 6.28%

INDEX PERFORMANCE
 Richard Bernstein Advisors American Industrial
    Renaissance(R) Index                                    17.09%          37.12%            23.79%                 7.23%
 S&P 500(R) Index                                           10.12%          17.17%            34.22%                10.10%
 S&P 500(R) Industrials Index                               12.10%          18.38%            32.25%                 9.57%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors ("RBA" or "Licensor"). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA's only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   95.10%
Financials                                     4.90
                                             ------
     Total                                   100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Wabash National Corp.                          3.53%
MasTec, Inc.                                   3.29
MYR Group, Inc.                                3.27
Comfort Systems USA, Inc.                      3.25
Encore Wire Corp.                              3.20
Global Brass & Copper Holdings, Inc.           3.18
Quanta Services, Inc.                          3.18
RBC Bearings, Inc.                             3.16
Atkore International Group, Inc.               3.07
Clean Harbors, Inc.                            3.01
                                             ------
     Total                                    32.14%
                                             ======

                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       MARCH 10, 2014 - MARCH 31, 2017

              First Trust RBA American     Richard Bernstein Advisors American  S&P 500(R)     S&P 500(R)
            Industrial Renaissance(R) ETF    Industrial Renaissance(R) Index      Index     Industrials Index
3/10/14                $10,000                           $10,000                 $10,000         $10,000
3/31/14                  9,805                             9,810                   9,983           9,955
9/30/14                  9,163                             9,197                  10,624          10,226
3/31/15                  9,555                             9,630                  11,254          10,824
9/30/15                  7,706                             7,815                  10,559           9,853
3/31/16                  8,867                             9,029                  11,455          11,172
9/30/16                 10,347                            10,574                  12,188          11,797
3/31/17                 12,069                            12,381                  13,421          13,225

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 11, 2014 (commencement of trading) through March 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
3/11/14 - 9/30/14        104          4          0          0            31          3          0          0
10/1/14 - 9/30/15        127          5          0          0           116          4          0          0
10/1/15 - 9/30/16        100          0          0          0           153          0          0          0
10/1/16 - 3/31/17        104          1          0          0            20          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

The First Trust RBA Quality Income ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Richard Bernstein Advisors Quality Income Index (the "Index"). The Fund normally invests at least 90% of its net assets (including investment borrowings) in U.S. and non-U.S., including emerging market, equity securities that comprise the Index. The non-U.S. equity securities may include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") or other depositary receipts. The Index is designed to provide access to a diversified portfolio of small-, mid- and large-capitalization income-producing equity securities. The Index is focused on total return through a combination of dividend income and capital appreciation. The Index attempts to control the risks associated with investing in higher-yielding stocks, yet maintain attractive current income. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "QINC."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                        6 Months Ended   1 Year Ended   Inception (3/10/14)   Inception (3/10/14)
                                                           3/31/17         3/31/17          to 3/31/17            to 3/31/17
FUND PERFORMANCE
 NAV                                                         6.68%           9.92%            25.65%                 7.75%
 Market Price                                                6.64%          10.08%            25.61%                 7.74%

INDEX PERFORMANCE
 Richard Bernstein Advisors Quality Income Index             7.10%          10.93%            29.01%                 8.69%
 S&P 500(R) Index                                           10.12%          17.17%            34.22%                10.10%
 Dow Jones U.S. Select Dividend Index(SM)*                   8.23%          15.63%            42.28%                12.22%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors ("RBA" or "Licensor"). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA's only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA QUALITY INCOME ETF (QINC) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                     23.82%
Consumer Discretionary                        17.56
Health Care                                   13.24
Real Estate                                   12.46
Financials                                    12.05
Information Technology                        11.04
Consumer Staples                               5.50
Industrials                                    3.23
Energy                                         1.10
                                             ------
     Total                                   100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Coach, Inc.                                    3.19%
Cisco Systems, Inc.                            3.11
Hasbro, Inc.                                   3.06
Amgen, Inc.                                    2.93
Procter & Gamble (The) Co.                     2.91
Sanofi, ADR                                    2.85
Principal Financial Group, Inc.                2.82
Cracker Barrel Old Country Store, Inc.         2.81
Arthur J. Gallagher & Co.                      2.80
Microsoft Corp.                                2.74
                                             ------
     Total                                    29.22%
                                             ======

                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 MARCH 10, 2014 - MARCH 31, 2017

            First Trust RBA Quality  Richard Bernstein Advisors  S&P 500(R)  Dow Jones U.S. Select
                  Income ETF            Quality Income Index       Index      Dividend Index(SM)
3/10/14             $10,000                   $10,000             $10,000           $10,000
3/31/14              10,170                    10,172               9,983            10,262
9/30/14              10,114                    10,162              10,624            10,520
3/31/15              11,123                    11,222              11,254            11,302
9/30/15              10,467                    10,605              10,558            10,755
3/31/16              11,431                    11,630              11,455            12,305
9/30/16              11,778                    12,046              12,188            13,147
3/31/17              12,564                    12,902              13,421            14,229

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 11, 2014 (commencement of trading) through March 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
3/11/14 - 9/30/14         87          3          0          0            49          3          0          0
10/1/14 - 9/30/15        174          6          0          0            64          8          0          0
10/1/15 - 9/30/16        174          0          0          0            78          1          0          0
10/1/16 - 3/31/17         85          0          0          0            40          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

The First Trust Dorsey Wright International Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright International Focus Five Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the exchange-traded funds ("ETFs") that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's (the "Index Provider") proprietary methodology, which takes into account the performance of each of the First Trust international ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust international ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "IFV."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                        6 Months Ended   1 Year Ended   Inception (7/22/14)   Inception (7/22/14)
                                                           3/31/17         3/31/17          to 3/31/17            to 3/31/17
FUND PERFORMANCE
 NAV                                                        9.55%           13.23%            -1.74%                -0.65%
 Market Price                                               9.81%           13.11%            -1.84%                -0.69%

INDEX PERFORMANCE
 Dorsey Wright International Focus Five Index               9.78%           16.22%            -0.93%                -0.35%
 MSCI All Country World Ex-US Index                         6.51%           13.13%            -3.44%                -1.29%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV) (CONTINUED)

                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              JULY 22, 2014 - MARCH 31, 2017

            First Trust Dorsey Wright  Dorsey Wright International Focus  MSCI All Country
            International Focus 5 ETF             Five Index              World Ex-US Index
7/22/14              $10,000                        $10,000                    $10,000
9/30/14                9,243                          9,219                      9,446
3/31/15                9,675                          9,622                      9,398
9/30/15                8,596                          8,625                      8,298
3/31/16                8,678                          8,524                      8,535
9/30/16                8,970                          9,024                      9,066
3/31/17                9,826                          9,907                      9,656

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 23, 2014 (commencement of trading) through March 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
7/23/14 - 9/30/14         40          1          0          0             8          0          0          0
10/1/14 - 9/30/15        185          8          0          0            58          1          0          0
10/1/15 - 9/30/16        155          1          0          0            97          0          0          0
10/1/16 - 3/31/17         70          0          0          0            54          1          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC)

The First Trust Dorsey Wright Dynamic Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright Dynamic Focus Five Index (the "Index"). The Fund will normally invest at least 80% of its total assets (including investment borrowings) in the exchange-traded funds ("ETFs") and cash equivalents that comprise the Index. The cash equivalents in which the Fund may invest (the "Cash Proxy") are 1- to 3-month U.S. Treasury Bills representing the component securities of a cash equivalent index (the Nasdaq US T-Bill Index (the "Cash Index")) that is a component of the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's (the "Index Provider") proprietary methodology, which takes into account the performance of each of the First Trust sector and industry-based ETFs relative to one another. The Cash Index is also evaluated and its inclusion and weight in the Index are adjusted based upon its rank relative to the selection universe of sector and industry-based ETFs chosen by the Index. The Index is designed to provide targeted exposure to the five First Trust sector and industry-based ETFs that the Index determines offer the greatest potential to outperform the other First Trust Sector and Industry-based ETFs and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FVC."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  CUMULATIVE
                                                                                                                 TOTAL RETURNS
                                                        6 Months Ended   1 Year Ended   Inception (3/17/16)   Inception (3/17/16)
                                                           3/31/17         3/31/17          to 3/31/17            to 3/31/17
FUND PERFORMANCE
 NAV                                                         5.59%          11.64%            12.64%                12.15%
 Market Price                                                5.64%          11.68%            12.74%                12.25%

INDEX PERFORMANCE
 Dorsey Wright Dynamic Focus Five Index                      5.76%          12.04%            13.09%                12.58%
 S&P 500(R) Index                                           10.12%          17.17%            18.33%                17.60%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 27.)

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC) (CONTINUED)

           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 MARCH 17, 2016 - MARCH 31, 2017

                First Trust
               Dorsey Wright     Dorsey Wright Dynamic  S&P 500(R)
            Dynamic Focus 5 ETF    Focus Five Index       Index
3/17/16           $10,000               $10,000          $10,000
3/31/16            10,090                10,094           10,099
9/30/16            10,668                10,693           10,745
3/31/17            11,264                11,309           11,833

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 18, 2016 (commencement of trading) through March 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
3/18/16 - 9/30/16        113          0          0          0            25          0          0          0
10/1/16 - 3/31/17         91          0          0          0            34          0          0          0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND VI

UNDERSTANDING YOUR FUND EXPENSES
MARCH 31, 2017 (UNAUDITED)

As a shareholder of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust RBA Quality Income ETF, First Trust Dorsey Wright International Focus 5 ETF, or First Trust Dorsey Wright Dynamic Focus 5 ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended March 31, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                      BEGINNING            ENDING         BASED ON THE       DURING THE
                                                    ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH         SIX-MONTH
                                                   OCTOBER 1, 2016     MARCH 31, 2017        PERIOD          PERIOD (a)
----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)
Actual                                                $1,000.00          $1,091.00            0.50%             $2.61
Hypothetical (5% return before expenses)              $1,000.00          $1,022.44            0.50%             $2.52

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)
Actual                                                $1,000.00          $1,061.10            0.48%             $2.47
Hypothetical (5% return before expenses)              $1,000.00          $1,022.54            0.48%             $2.42

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)
Actual                                                $1,000.00          $1,031.40            0.70%             $3.55
Hypothetical (5% return before expenses)              $1,000.00          $1,021.44            0.70%             $3.53

FIRST TRUST EXCHANGE-TRADED FUND VI

MARCH 31, 2017 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                      BEGINNING            ENDING         BASED ON THE       DURING THE
                                                    ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH         SIX-MONTH
                                                   OCTOBER 1, 2016     MARCH 31, 2017        PERIOD          PERIOD (a)
----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST HIGH INCOME ETF (FTHI)
Actual                                                $1,000.00          $1,055.60            0.89%             $4.56
Hypothetical (5% return before expenses)              $1,000.00          $1,020.49            0.89%             $4.48

FIRST TRUST LOW BETA INCOME ETF (FTLB)
Actual                                                $1,000.00          $1,048.60            0.85%             $4.34
Hypothetical (5% return before expenses)              $1,000.00          $1,020.69            0.85%             $4.28

FIRST TRUST RISING DIVIDEND ACHIEVERS ETF (RDVY)
Actual                                                $1,000.00          $1,204.00            0.50%             $2.75
Hypothetical (5% return before expenses)              $1,000.00          $1,022.44            0.50%             $2.52

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)
Actual                                                $1,000.00          $1,055.80            0.30%             $1.54
Hypothetical (5% return before expenses)              $1,000.00          $1,023.44            0.30%             $1.51

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)
Actual                                                $1,000.00          $1,166.50            0.70%             $3.78
Hypothetical (5% return before expenses)              $1,000.00          $1,021.44            0.70%             $3.53

FIRST TRUST RBA QUALITY INCOME ETF (QINC)
Actual                                                $1,000.00          $1,066.80            0.70%             $3.61
Hypothetical (5% return before expenses)              $1,000.00          $1,021.44            0.70%             $3.53

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)
Actual                                                $1,000.00          $1,095.50            0.30%             $1.57
Hypothetical (5% return before expenses)              $1,000.00          $1,023.44            0.30%             $1.51

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC)
Actual                                                $1,000.00          $1,055.90            0.30%             $1.54
Hypothetical (5% return before expenses)              $1,000.00          $1,023.44            0.30%             $1.51

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (October 1, 2016 through March 31, 2017), multiplied by 182/365 (to reflect the one-half year period).

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2017 (UNAUDITED)

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 99.9%
               COMMERCIAL SERVICES & SUPPLIES
                  -- 0.5%
      164,965  Pitney Bowes, Inc.                   $  2,162,691
       50,499  West Corp.                              1,233,186
                                                    ------------
                                                       3,395,877
                                                    ------------
               COMMUNICATIONS EQUIPMENT
                  -- 10.6%
       16,616  ADTRAN, Inc.                              344,782
    1,589,823  Cisco Systems, Inc.                    53,736,017
       37,550  Harris Corp.                            4,178,189
        6,570  InterDigital, Inc.                        566,991
       87,830  Juniper Networks, Inc.                  2,444,309
       57,082  Motorola Solutions, Inc.                4,921,610
      560,475  Nokia Oyj, ADR                          3,037,775
        5,983  Plantronics, Inc.                         323,740
      371,933  Telefonaktiebolaget LM
                  Ericsson, ADR                        2,469,635
                                                    ------------
                                                      72,023,048
                                                    ------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 15.4%
      325,079  AT&T, Inc.                             13,507,032
       24,539  ATN International, Inc.                 1,728,036
      311,298  BCE, Inc.                              13,781,163
      105,415  BT Group PLC, ADR                       2,117,787
      559,977  Centurylink, Inc.                      13,198,658
      145,511  Chunghwa Telecom Co.,
                  Ltd., ADR                            4,944,464
       26,674  Cogent Communications
                  Group, Inc.                          1,148,316
      273,930  Consolidated Communications
                  Holdings, Inc.                       6,415,441
    4,636,531  Frontier Communications Corp.           9,922,176
       75,175  Telecom Argentina S.A., ADR             1,668,133
      458,748  Telefonica S.A., ADR                    5,133,390
      159,865  Telekomunikasi Indonesia
                  Persero Tbk PT, ADR                  4,982,992
      417,616  TELUS Corp.                            13,564,168
      273,726  Verizon Communications, Inc.           13,344,143
                                                    ------------
                                                     105,455,899
                                                    ------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.4%
       21,163  CDW Corp.                               1,221,317
      292,159  Corning, Inc.                           7,888,293
        4,946  SYNNEX Corp.                              553,655
                                                    ------------
                                                       9,663,265
                                                    ------------
               HOUSEHOLD DURABLES -- 0.9%
      119,966  Garmin Ltd.                             6,131,462
                                                    ------------

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               INTERNET SOFTWARE & SERVICES
                  -- 0.6%
       12,920  j2 Global, Inc.                      $  1,084,117
       11,600  NetEase, Inc., ADR                      3,294,400
                                                    ------------
                                                       4,378,517
                                                    ------------
               IT SERVICES -- 9.2%
       30,365  Amdocs, Ltd.                            1,851,962
        9,926  CSG Systems International, Inc.           375,302
       35,215  CSRA, Inc.                              1,031,447
        5,604  DST Systems, Inc.                         686,490
        5,784  Forrester Research, Inc.                  229,914
      153,844  Infosys Technologies Ltd., ADR          2,430,735
      302,192  International Business
                  Machines Corp.                      52,623,715
       58,116  Leidos Holdings, Inc.                   2,972,052
       10,070  Science Applications
                  International Corp.                    749,208
                                                    ------------
                                                      62,950,825
                                                    ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 29.2%
      102,050  Analog Devices, Inc.                    8,362,998
      191,941  Applied Materials, Inc.                 7,466,505
       10,883  ASML Holding N.V., ADR                  1,445,262
       77,117  Broadcom Ltd.                          16,885,538
       21,457  Brooks Automation, Inc.                   480,637
        4,190  Cabot Microelectronics Corp.              320,996
      175,005  Cypress Semiconductor Corp.             2,408,069
    1,501,109  Intel Corp.                            54,145,002
       58,782  KLA-Tencor Corp.                        5,588,405
       29,850  LAM Research Corp.                      3,831,546
      125,766  Marvell Technology Group Ltd.           1,919,189
      129,413  Maxim Integrated Products, Inc.         5,818,408
       69,123  Microchip Technology, Inc.              5,099,895
        8,942  MKS Instruments, Inc.                     614,763
        5,953  Monolithic Power Systems, Inc.            548,271
        3,895  Power Integrations, Inc.                  256,096
      481,057  QUALCOMM, Inc.                         27,583,808
        9,085  Silicon Motion Technology
                  Corp., ADR                             424,724
       42,694  Skyworks Solutions, Inc.                4,183,158
      515,162  Taiwan Semiconductor
                  Manufacturing Co., Ltd., ADR        16,917,920
       27,331  Teradyne, Inc.                            849,994
      354,608  Texas Instruments, Inc.                28,567,220
       88,553  Xilinx, Inc.                            5,126,333
       17,450  Xperi Corp.                               592,428
                                                    ------------
                                                     199,437,165
                                                    ------------
               SOFTWARE -- 15.0%
        5,135  Blackbaud, Inc.                           393,700
      211,600  CA, Inc.                                6,711,952
       19,148  CDK Global, Inc.                        1,244,811
        2,504  Ebix, Inc.                                153,370
       42,010  Intuit, Inc.                            4,872,740
      849,330  Microsoft Corp.                        55,936,874
       14,505  Monotype Imaging Holdings, Inc.           291,551


Page 30                 See Notes to Financial Statements

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

MARCH 31, 2017 (UNAUDITED)

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
               SOFTWARE (CONTINUED)
        5,976  Nice Ltd., ADR                       $    406,248
       57,148  Open Text Corp.                         1,943,604
      637,945  Oracle Corp.                           28,458,726
        9,752  SAP SE, ADR                               957,354
       23,340  SS&C Technologies
                  Holdings, Inc.                         826,236
                                                    ------------
                                                     102,197,166
                                                    ------------
               TECHNOLOGY HARDWARE, STORAGE &
                  PERIPHERALS -- 13.2%
      396,672  Apple, Inc.                            56,985,900
       15,557  Canon, Inc., ADR                          486,467
      270,078  Hewlett Packard Enterprise Co.          6,400,849
       50,207  Logitech International S.A.             1,600,097
       78,192  NetApp, Inc.                            3,272,335
      248,442  Seagate Technology PLC                 11,410,941
      120,619  Western Digital Corp.                   9,954,686
                                                    ------------
                                                      90,111,275
                                                    ------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 3.9%
       51,571  NTT DoCoMo, Inc., ADR                   1,204,183
      323,146  Rogers Communications, Inc.            14,289,516
       34,282  Shenandoah Telecommunications
                  Co.                                    961,610
      177,595  Telephone & Data Systems, Inc.          4,708,043
      128,394  TIM Participacoes S.A., ADR             2,051,736
      898,933  VEON Ltd., ADR                          3,667,647
                                                    ------------
                                                      26,882,735
                                                    ------------
               TOTAL INVESTMENTS -- 99.9%            682,627,234
               (Cost $605,399,688) (a)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.1%                    461,059
                                                    ------------
               NET ASSETS -- 100.0%                 $683,088,293
                                                    ============

(a) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $97,928,571 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,701,025.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           3/31/2017       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Common Stocks*            $682,627,234  $682,627,234  $        --  $        --
                          =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2017.


                        See Notes to Financial Statements                Page 31

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2017 (UNAUDITED)

    UNITS                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
MASTER LIMITED PARTNERSHIPS -- 19.6%
               OIL, GAS & CONSUMABLE FUELS -- 19.6%
      157,392  Antero Midstream Partners, L.P...................................................................  $    5,219,119
      490,253  Black Stone Minerals, L.P........................................................................       8,094,077
      173,309  Boardwalk Pipeline Partners, L.P.................................................................       3,173,288
      145,387  Buckeye Partners, L.P............................................................................       9,967,733
      252,517  Cheniere Energy Partners, L.P....................................................................       8,158,824
      135,470  Dominion Midstream Partners, L.P.................................................................       4,328,266
      456,048  Dorchester Minerals, L.P.........................................................................       7,844,026
      293,513  Enterprise Products Partners, L.P................................................................       8,103,894
       54,918  EQT Midstream Partners, L.P......................................................................       4,223,194
      327,013  Genesis Energy, L.P..............................................................................      10,601,761
      191,424  Holly Energy Partners, L.P.......................................................................       6,835,751
       75,732  Magellan Midstream Partners, L.P.................................................................       5,824,548
      219,451  NuStar Energy, L.P...............................................................................      11,407,063
      117,353  Phillips 66 Partners, L.P........................................................................       6,026,077
      139,600  Shell Midstream Partners, L.P....................................................................       4,499,308
      187,735  Spectra Energy Partners, L.P.....................................................................       8,196,510
      123,412  Tallgrass Energy Partners, L.P...................................................................       6,565,518
      146,406  TC PipeLines, L.P................................................................................       8,734,582
      112,244  Tesoro Logistics, L.P............................................................................       6,113,931
      204,474  TransMontaigne Partners, L.P.....................................................................       9,135,898
      111,503  Valero Energy Partners, L.P......................................................................       5,342,109
      381,250  Viper Energy Partners, L.P.......................................................................       6,854,875
      127,089  Western Gas Partners, L.P........................................................................       7,682,530
      400,453  Western Refining Logistics, L.P..................................................................      10,191,529
                                                                                                                  --------------
               TOTAL MASTER LIMITED PARTNERSHIPS................................................................     173,124,411
               (Cost $158,360,929)                                                                                --------------

                                                                                      STATED          STATED
   SHARES                                 DESCRIPTION                                  RATE          MATURITY         VALUE
-------------  ------------------------------------------------------------------  -------------  --------------  --------------
$25 PAR PREFERRED SECURITIES -- 20.7%
               BANKS -- 11.6%
      261,955  Bank of America Corp., Series 3...................................      6.38%           (a)             6,763,678
      259,472  Bank of America Corp., Series D...................................      6.20%           (a)             6,613,941
      285,578  Citigroup Capital XIII (b)........................................      7.41%         10/30/40          7,610,654
      257,403  Citigroup, Inc., Series L.........................................      6.88%           (a)             7,127,489
      282,776  GMAC Capital Trust I, Series 2 (b)................................      6.82%         02/15/40          7,190,994
      310,146  HSBC Holdings PLC.................................................      8.13%           (a)             8,336,724
      315,994  HSBC Holdings PLC, Series 2.......................................      8.00%           (a)             8,358,041
      244,197  JPMorgan Chase & Co., Series T....................................      6.70%           (a)             6,693,440
      240,524  JPMorgan Chase & Co., Series W....................................      6.30%           (a)             6,503,769
      239,832  JPMorgan Chase & Co., Series Y....................................      6.13%           (a)             6,360,345
      262,156  Merrill Lynch Capital Trust I, Series K (c).......................      6.45%         12/15/66          6,698,086
      293,442  Merrill Lynch Capital Trust III (c)...............................      7.38%         09/15/67          7,635,361
      335,149  National Westminster Bank PLC, Series C...........................      7.76%           (a)             8,727,280
      307,812  Wells Fargo & Co., Series J.......................................      8.00%           (a)             8,076,987
                                                                                                                  --------------
                                                                                                                     102,696,789
                                                                                                                  --------------
               CAPITAL MARKETS -- 2.2%
      247,107  Goldman Sachs Group, Inc..........................................      5.95%           (a)             6,424,782
      245,889  Goldman Sachs Group, Inc., Series B...............................      6.20%           (a)             6,540,648
      225,925  Morgan Stanley, Series E (c)......................................      7.13%           (a)             6,581,195
                                                                                                                  --------------
                                                                                                                      19,546,625
                                                                                                                  --------------


Page 32                 See Notes to Financial Statements

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

MARCH 31, 2017 (UNAUDITED)

                                                                                      STATED          STATED
   SHARES                                 DESCRIPTION                                  RATE          MATURITY         VALUE
-------------  ------------------------------------------------------------------  -------------  --------------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)
               DIVERSIFIED FINANCIAL SERVICES -- 0.9%
      288,089  Countrywide Capital V.............................................      7.00%         11/01/36     $    7,429,815
                                                                                                                  --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
      309,886  Qwest Corp........................................................      7.50%         09/15/51          7,914,488
      293,344  Qwest Corp........................................................      7.00%         07/01/52          7,424,537
                                                                                                                  --------------
                                                                                                                      15,339,025
                                                                                                                  --------------
               INSURANCE -- 1.0%
      323,394  Aegon N.V.........................................................      8.00%         02/15/42          8,388,840
                                                                                                                  --------------
               REAL ESTATE INVESTMENT TRUSTS -- 0.8%
      277,082  Realty Income Corp., Series F.....................................      6.63%           (a)             6,951,960
                                                                                                                  --------------
               WIRELESS TELECOMMUNICATION SERVICES -- 2.5%
      291,271  Telephone & Data Systems, Inc.....................................      7.00%         03/15/60          7,369,156
      286,051  United States Cellular Corp.......................................      7.25%         12/01/63          7,608,957
      286,943  United States Cellular Corp.......................................      6.95%         05/15/60          7,328,524
                                                                                                                  --------------
                                                                                                                      22,306,637
                                                                                                                  --------------
               TOTAL $25 PAR PREFERRED SECURITIES...............................................................     182,659,691
               (Cost $184,708,709)                                                                                --------------

   SHARES                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS -- 19.6%
               AUTOMOBILES -- 0.9%
      369,564  Ford Motor Co....................................................................................       4,301,725
      107,506  General Motors Co................................................................................       3,801,412
                                                                                                                  --------------
                                                                                                                       8,103,137
                                                                                                                  --------------
               BANKS -- 1.4%
      196,838  F.N.B. Corp......................................................................................       2,926,981
      180,183  People's United Financial, Inc...................................................................       3,279,331
      177,260  Umpqua Holdings Corp.............................................................................       3,144,592
      280,186  Valley National Bancorp..........................................................................       3,306,195
                                                                                                                  --------------
                                                                                                                      12,657,099
                                                                                                                  --------------
               BEVERAGES -- 0.4%
       76,564  Coca-Cola (The) Co...............................................................................       3,249,376
                                                                                                                  --------------
               BIOTECHNOLOGY -- 0.4%
       59,319  AbbVie, Inc......................................................................................       3,865,226
                                                                                                                  --------------
               CAPITAL MARKETS -- 0.3%
       42,904  T. Rowe Price Group, Inc.........................................................................       2,923,908
                                                                                                                  --------------
               COMMUNICATIONS EQUIPMENT -- 0.4%
       94,481  Cisco Systems, Inc...............................................................................       3,193,458
                                                                                                                  --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
       89,612  Verizon Communications, Inc......................................................................       4,368,585
                                                                                                                  --------------
               ELECTRIC UTILITIES -- 6.1%
       45,174  ALLETE, Inc......................................................................................       3,058,732
       76,770  Alliant Energy Corp..............................................................................       3,040,860
       50,474  American Electric Power Co., Inc.................................................................       3,388,320
       49,436  Duke Energy Corp.................................................................................       4,054,246
       59,404  Entergy Corp.....................................................................................       4,512,328
       52,325  Eversource Energy................................................................................       3,075,663
       91,541  Exelon Corp......................................................................................       3,293,645
      139,699  FirstEnergy Corp.................................................................................       4,445,222


                        See Notes to Financial Statements                Page 33

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

MARCH 31, 2017 (UNAUDITED)

   SHARES                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)
               ELECTRIC UTILITIES (CONTINUED)
      126,596  Great Plains Energy, Inc.........................................................................  $    3,699,135
      106,160  Hawaiian Electric Industries, Inc................................................................       3,536,190
       89,191  OGE Energy Corp..................................................................................       3,119,901
       38,273  Pinnacle West Capital Corp.......................................................................       3,191,203
      112,845  PPL Corp.........................................................................................       4,219,275
       84,396  Southern (The) Co................................................................................       4,201,233
       71,830  Xcel Energy, Inc.................................................................................       3,192,843
                                                                                                                  --------------
                                                                                                                      54,028,796
                                                                                                                  --------------
               ELECTRICAL EQUIPMENT -- 0.7%
       42,689  Eaton Corp. PLC..................................................................................       3,165,389
       51,545  Emerson Electric Co..............................................................................       3,085,484
                                                                                                                  --------------
                                                                                                                       6,250,873
                                                                                                                  --------------
               GAS UTILITIES -- 0.4%
       87,805  South Jersey Industries, Inc.....................................................................       3,130,248
                                                                                                                  --------------
               HOTELS, RESTAURANTS & LEISURE -- 0.5%
       86,731  DineEquity, Inc..................................................................................       4,719,901
                                                                                                                  --------------
               INSURANCE -- 1.2%
       77,963  First American Financial Corp....................................................................       3,062,386
      166,083  Old Republic International Corp..................................................................       3,401,380
       52,467  Safety Insurance Group, Inc......................................................................       3,677,937
                                                                                                                  --------------
                                                                                                                      10,141,703
                                                                                                                  --------------
               IT SERVICES -- 0.4%
      158,757  Western Union (The) Co...........................................................................       3,230,705
                                                                                                                  --------------
               MEDIA -- 0.8%
       49,141  Meredith Corp....................................................................................       3,174,509
      171,663  Regal Entertainment Group, Class A...............................................................       3,876,150
                                                                                                                  --------------
                                                                                                                       7,050,659
                                                                                                                  --------------
               METALS & MINING -- 0.3%
       41,848  Compass Minerals International, Inc..............................................................       2,839,387
                                                                                                                  --------------
               MULTI-UTILITIES -- 3.0%
       56,816  Ameren Corp......................................................................................       3,101,585
       84,829  Avista Corp......................................................................................       3,312,572
       44,632  Consolidated Edison, Inc.........................................................................       3,466,121
       45,099  Dominion Resources, Inc..........................................................................       3,498,329
       57,104  NorthWestern Corp................................................................................       3,352,005
       76,890  Public Service Enterprise Group, Inc.............................................................       3,410,072
       46,050  SCANA Corp.......................................................................................       3,009,368
       53,071  WEC Energy Group, Inc............................................................................       3,217,695
                                                                                                                  --------------
                                                                                                                      26,367,747
                                                                                                                  --------------
               MULTILINE RETAIL -- 0.4%
       58,400  Target Corp......................................................................................       3,223,096
                                                                                                                  --------------
               OIL, GAS & CONSUMABLE FUELS -- 0.1%
       20,832  Cheniere Energy Partners LP Holdings LLC.........................................................         508,717
                                                                                                                  --------------
               PHARMACEUTICALS -- 0.4%
      105,733  Pfizer, Inc......................................................................................       3,617,126
                                                                                                                  --------------
               SOFTWARE -- 0.3%
       95,950  CA, Inc..........................................................................................       3,043,534
                                                                                                                  --------------
               THRIFTS & MORTGAGE FINANCE -- 0.4%
      279,470  New York Community Bancorp, Inc..................................................................       3,904,196
                                                                                                                  --------------


Page 34                 See Notes to Financial Statements

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

MARCH 31, 2017 (UNAUDITED)

   SHARES                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)
               TOBACCO -- 0.3%
       42,035  Altria Group, Inc................................................................................  $    3,002,140
                                                                                                                  --------------
               TOTAL COMMON STOCKS..............................................................................     173,419,617
               (Cost $166,907,254)                                                                                --------------

REAL ESTATE INVESTMENT TRUSTS -- 19.9%
               DIVERSIFIED REITS -- 0.8%
      287,165  Select Income REIT...............................................................................       7,405,985
                                                                                                                  --------------
               HEALTH CARE REITS -- 2.5%
       89,888  LTC Properties, Inc..............................................................................       4,305,635
      489,217  Medical Properties Trust, Inc....................................................................       6,306,007
       59,107  National Health Investors, Inc...................................................................       4,292,942
      211,783  Omega Healthcare Investors, Inc..................................................................       6,986,721
                                                                                                                  --------------
                                                                                                                      21,891,305
                                                                                                                  --------------
               HOTEL & RESORT REITS -- 2.7%
      237,961  Chesapeake Lodging Trust.........................................................................       5,701,546
      226,373  Host Hotels & Resorts, Inc.......................................................................       4,224,120
      229,853  RLJ Lodging Trust................................................................................       5,403,844
       69,964  Ryman Hospitality Properties, Inc................................................................       4,325,874
      288,092  Sunstone Hotel Investors, Inc....................................................................       4,416,450
                                                                                                                  --------------
                                                                                                                      24,071,834
                                                                                                                  --------------
               MORTGAGE REITS -- 12.6%
      572,260  AGNC Investment Corp.............................................................................      11,382,251
      729,779  Annaly Capital Management, Inc...................................................................       8,107,845
      528,640  Apollo Commercial Real Estate Finance, Inc.......................................................       9,943,718
      240,269  Blackstone Mortgage Trust, Inc., Class A.........................................................       7,438,728
      774,098  Capstead Mortgage Corp...........................................................................       8,158,993
      526,099  Chimera Investment Corp..........................................................................      10,616,678
      649,610  Invesco Mortgage Capital Inc.....................................................................      10,016,986
    1,162,951  MFA Financial, Inc...............................................................................       9,396,644
      662,236  New Residential Investment Corp..................................................................      11,244,767
      406,032  Redwood Trust, Inc...............................................................................       6,744,192
      347,074  Starwood Property Trust, Inc.....................................................................       7,836,931
    1,048,874  Two Harbors Investment Corp......................................................................      10,058,702
                                                                                                                  --------------
                                                                                                                     110,946,435
                                                                                                                  --------------
               RETAIL REITS -- 0.8%
      157,734  Kimco Realty Corp................................................................................       3,484,344
       83,944  National Retail Properties, Inc..................................................................       3,661,637
                                                                                                                  --------------
                                                                                                                       7,145,981
                                                                                                                  --------------
               SPECIALIZED REITS -- 0.5%
       62,372  EPR Properties...................................................................................       4,592,451
                                                                                                                  --------------
               TOTAL REAL ESTATE INVESTMENT TRUSTS..............................................................     176,053,991
               (Cost $166,481,704)                                                                                --------------


                        See Notes to Financial Statements                Page 35

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

MARCH 31, 2017 (UNAUDITED)

   SHARES                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
EXCHANGE-TRADED FUNDS -- 19.8%
               CAPITAL MARKETS -- 19.8%
    3,579,255  First Trust Tactical High Yield ETF*.............................................................  $  174,882,399
               (Cost $175,807,123)                                                                                --------------

               TOTAL INVESTMENTS -- 99.6%.......................................................................     880,140,109
               (Cost $852,265,719) (d)
               NET OTHER ASSETS AND LIABILITIES -- 0.4%.........................................................       3,775,866
                                                                                                                  --------------
               NET ASSETS -- 100.0%.............................................................................  $  883,915,975
                                                                                                                  ==============

* Represents investment in affiliated funds.

(a)   Perpetual maturity.

(b) Floating rate security. The interest rate shown reflects the rate in effect at March 31, 2017.

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at March 31, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $37,622,563 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,748,173.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2         LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        3/31/2017          PRICES          INPUTS          INPUTS
                                                      --------------   --------------   -------------   -------------
Master Limited Partnerships**......................   $  173,124,411   $  173,124,411   $          --   $          --
$25 Par Preferred Securities**.....................      182,659,691      182,659,691              --              --
Common Stocks**....................................      173,419,617      173,419,617              --              --
Real Estate Investment Trusts**....................      176,053,991      176,053,991              --              --
Exchange-Traded Funds**............................      174,882,399      174,882,399              --              --
                                                      --------------   --------------   -------------   -------------
Total Investments..................................   $  880,140,109   $  880,140,109   $          --   $          --
                                                      ==============   ==============   =============   =============


** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2017.


Page 36                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2017 (UNAUDITED)

   SHARES                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS -- 40.8%
               AIR FREIGHT & LOGISTICS -- 0.4%
        1,731  bpost S.A........................................................................................  $       40,654
                                                                                                                  --------------
               AUTO COMPONENTS -- 0.4%
       16,839  Cheng Shin Rubber Industry Co., Ltd..............................................................          34,796
                                                                                                                  --------------
               AUTOMOBILES -- 0.7%
          453  Bayerische Motoren Werke AG (Preference Shares)..................................................          35,674
          474  Daimler AG.......................................................................................          34,992
                                                                                                                  --------------
                                                                                                                          70,666
                                                                                                                  --------------
               BANKS -- 5.3%
       83,426  Agricultural Bank of China Ltd., Class H.........................................................          38,431
        9,000  Aozora Bank Ltd..................................................................................          33,145
      687,702  Banco Santander Chile............................................................................          43,052
       73,400  Bank of China Ltd., Class H......................................................................          36,457
       43,732  Bank of Communications Co., Ltd., Class H........................................................          33,988
       42,860  China Construction Bank Corp., Class H...........................................................          34,469
       75,000  China Everbright Bank Co., Ltd, Class H..........................................................          36,672
          603  Commonwealth Bank of Australia...................................................................          39,578
       65,438  First Financial Holding Co., Ltd.................................................................          39,898
       55,950  Industrial & Commercial Bank of China Ltd., Class H..............................................          36,573
       23,300  Malayan Banking Bhd..............................................................................          46,963
       61,409  Mega Financial Holding Co., Ltd..................................................................          49,585
        1,451  Swedbank AB, Class A.............................................................................          33,617
                                                                                                                  --------------
                                                                                                                         502,428
                                                                                                                  --------------
               CAPITAL MARKETS -- 0.8%
        1,821  CI Financial Corp................................................................................          36,191
        1,358  IGM Financial, Inc...............................................................................          40,500
                                                                                                                  --------------
                                                                                                                          76,691
                                                                                                                  --------------
               CHEMICALS -- 0.3%
       13,721  Nan Ya Plastics Corp.............................................................................          32,513
                                                                                                                  --------------
               COMMUNICATIONS EQUIPMENT -- 0.3%
       13,283  Sercomm Corp.....................................................................................          33,270
                                                                                                                  --------------
               CONSTRUCTION & ENGINEERING -- 0.4%
          913  Bouygues S.A.....................................................................................          37,162
                                                                                                                  --------------
               CONSUMER FINANCE -- 0.4%
          410  Cembra Money Bank AG.............................................................................          33,912
                                                                                                                  --------------
               DIVERSIFIED FINANCIAL SERVICES -- 0.5%
       19,283  Chailease Holding Co., Ltd.......................................................................          45,058
                                                                                                                  --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
          789  BCE, Inc.........................................................................................          34,933
        1,165  Proximus SADP....................................................................................          36,558
       11,900  Singapore Telecommunications Ltd.................................................................          33,347
           85  Swisscom AG......................................................................................          39,214
                                                                                                                  --------------
                                                                                                                         144,052
                                                                                                                  --------------
               ELECTRIC UTILITIES -- 8.9%
       61,195  AusNet Services..................................................................................          78,779
          872  BKW AG...........................................................................................          47,141
        7,316  CEZ A.S..........................................................................................         125,929
       21,420  Contact Energy Ltd...............................................................................          75,978
        1,816  Emera, Inc.......................................................................................          64,154
        4,125  Endesa S.A.......................................................................................          96,944
       20,884  Enel S.p.A.......................................................................................          98,340


                        See Notes to Financial Statements                Page 37

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

MARCH 31, 2017 (UNAUDITED)

   SHARES                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)
               ELECTRIC UTILITIES (CONTINUED)
        5,557  Power Assets Holdings Ltd........................................................................  $       47,908
        3,076  Red Electrica Corp., S.A.........................................................................          59,067
       44,119  Spark Infrastructure Group.......................................................................          79,886
       14,899  Terna Rete Elettrica Nazionale S.p.A.............................................................          73,908
                                                                                                                  --------------
                                                                                                                         848,034
                                                                                                                  --------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.9%
        4,700  Venture Corp., Ltd...............................................................................          38,538
       37,512  WPG Holdings Ltd.................................................................................          47,103
                                                                                                                  --------------
                                                                                                                          85,641
                                                                                                                  --------------
               INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 4.2%
        7,265  Algonquin Power & Utilities Corp.................................................................          69,380
        4,466  Capital Power Corp...............................................................................          87,517
       89,578  Enel Generacion Chile S.A........................................................................          67,275
       26,400  Glow Energy PCL..................................................................................          63,383
        3,395  Northland Power, Inc.............................................................................          62,700
       37,400  Ratchaburi Electricity Generating Holding PCL....................................................          54,692
                                                                                                                  --------------
                                                                                                                         404,947
                                                                                                                  --------------
               INSURANCE -- 3.4%
          197  Allianz SE.......................................................................................          36,494
        2,133  Gjensidige Forsikring ASA........................................................................          32,493
          186  Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen........................................          36,391
        1,200  NN Group N.V.....................................................................................          39,026
        1,325  Power Financial Corp.............................................................................          35,042
          814  Sampo OYJ, Class A...............................................................................          38,608
          980  SCOR SE..........................................................................................          37,041
          413  Swiss Re AG......................................................................................          37,088
        1,845  Tryg A.S.........................................................................................          33,468
                                                                                                                  --------------
                                                                                                                         325,651
                                                                                                                  --------------
               MULTI-UTILITIES -- 4.7%
       10,243  Engie S.A........................................................................................         145,114
        5,359  National Grid PLC................................................................................          68,049
       25,060  Redes Energeticas Nacionais SGPS S.A.............................................................          75,417
        3,925  Veolia Environnement S.A.........................................................................          73,527
      248,800  YTL Corp. Bhd....................................................................................          83,767
                                                                                                                  --------------
                                                                                                                         445,874
                                                                                                                  --------------
               MULTILINE RETAIL -- 0.4%
       11,244  Harvey Norman Holdings Ltd.......................................................................          38,915
                                                                                                                  --------------
               OIL, GAS & CONSUMABLE FUELS -- 2.6%
       34,500  Bangchak Corp., PCL..............................................................................          33,132
        2,712  Enagas S.A.......................................................................................          70,448
          232  Paz Oil Co., Ltd.................................................................................          38,427
       24,706  Snam S.p.A.......................................................................................         106,849
                                                                                                                  --------------
                                                                                                                         248,856
                                                                                                                  --------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT -- 2.0%
        3,429  Entra ASA (a)....................................................................................          37,440
        4,098  Hemfosa Fastigheter AB...........................................................................          36,587
       28,000  New World Development Co., Ltd...................................................................          34,444
       73,600  Pruksa Real Estate PCL...........................................................................          48,620
        3,500  Swire Pacific Ltd., Class A......................................................................          34,948
                                                                                                                  --------------
                                                                                                                         192,039
                                                                                                                  --------------


Page 38                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

MARCH 31, 2017 (UNAUDITED)

   SHARES                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)
               TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 1.0%
        4,526  Asustek Computer, Inc............................................................................  $       44,749
       75,428  Compal Electronics, Inc..........................................................................          49,221
                                                                                                                  --------------
                                                                                                                          93,970
                                                                                                                  --------------
               TRANSPORTATION INFRASTRUCTURE -- 0.4%
       36,000  COSCO SHIPPING Ports Ltd.........................................................................          39,745
                                                                                                                  --------------
               WATER UTILITIES -- 0.9%
      157,559  Aguas Andinas S.A., Class A......................................................................          89,539
                                                                                                                  --------------
               WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
          163  SK Telecom Co., Ltd..............................................................................          36,731
                                                                                                                  --------------
               TOTAL COMMON STOCKS..............................................................................       3,901,144
               (Cost $3,803,527)                                                                                  --------------

REAL ESTATE INVESTMENT TRUSTS -- 19.7%
               DIVERSIFIED REITS -- 8.4%
       10,865  Artis Real Estate Investment Trust...............................................................         108,090
       17,791  Charter Hall Group...............................................................................          75,030
       10,868  Cominar Real Estate Investment Trust.............................................................         117,682
          816  Fonciere Des Regions.............................................................................          68,170
       15,932  GPT (The) Group..................................................................................          62,686
        4,071  H&R Real Estate Investment Trust.................................................................          70,623
      132,500  Mapletree Greater China Commercial Trust.........................................................          96,615
       36,352  Mirvac Group.....................................................................................          60,823
       19,050  Stockland........................................................................................          67,531
       57,300  Suntec Real Estate Investment Trust..............................................................          73,322
                                                                                                                  --------------
                                                                                                                         800,572
                                                                                                                  --------------
               INDUSTRIAL REITS -- 2.5%
        1,922  Granite Real Estate Investment Trust.............................................................          67,234
       87,200  Mapletree Industrial Trust.......................................................................         110,960
       82,600  Mapletree Logistics Trust........................................................................          64,658
                                                                                                                  --------------
                                                                                                                         242,852
                                                                                                                  --------------
               OFFICE REITS -- 1.5%
       64,500  CapitaLand Commercial Trust......................................................................          71,239
      102,900  Keppel REIT......................................................................................          77,238
                                                                                                                  --------------
                                                                                                                         148,477
                                                                                                                  --------------
               RETAIL REITS -- 7.3%
       32,334  BWP Trust........................................................................................          70,404
       49,200  CapitaLand Mall Trust............................................................................          69,288
       24,411  Charter Hall Retail REIT.........................................................................          80,941
        2,031  Eurocommercial Properties N.V....................................................................          72,833
       59,600  Mapletree Commercial Trust.......................................................................          65,188
        3,677  Mercialys S.A....................................................................................          68,587
        3,250  RioCan Real Estate Investment Trust..............................................................          64,030
       40,902  Shopping Centres Australasia Property Group......................................................          69,998
        2,491  Smart Real Estate Investment Trust...............................................................          61,195
       33,449  Vicinity Centres.................................................................................          72,321
                                                                                                                  --------------
                                                                                                                         694,785
                                                                                                                  --------------
               TOTAL REAL ESTATE INVESTMENT TRUSTS..............................................................       1,886,686
               (Cost $1,925,751)                                                                                  --------------


                        See Notes to Financial Statements                Page 39

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

MARCH 31, 2017 (UNAUDITED)

                                                                                      STATED          STATED
   SHARES                                 DESCRIPTION                                  RATE          MATURITY         VALUE
-------------  ------------------------------------------------------------------  -------------  --------------  --------------
$25 PAR PREFERRED SECURITIES (b) -- 12.4%
               BANKS -- 9.2%
        3,933  Bank of Montreal, Series 27 (c)...................................      4.00%           (d)        $       67,578
        4,025  Bank of Nova Scotia (The), Series 34 (c)..........................      5.50%           (d)                81,478
        4,006  National Bank of Canada, Series 34 (c)............................      5.60%           (d)                81,635
        4,158  Royal Bank of Canada, Series AZ (c)...............................      4.00%           (d)                70,006
        4,043  Royal Bank of Canada, Series BB (c)...............................      3.90%           (d)                68,039
        3,237  Royal Bank of Canada, Series BD (c)...............................      3.60%           (d)                56,958
        4,330  Royal Bank of Canada, Series BK (c)...............................      5.50%           (d)                88,303
        5,258  Toronto-Dominion Bank (The), Series 1 (c).........................      3.90%           (d)                88,843
        5,192  Toronto-Dominion Bank (The), Series 3 (c).........................      3.80%           (d)                87,454
        5,179  Toronto-Dominion Bank (The), Series 5 (c).........................      3.75%           (d)                87,235
        4,922  Toronto-Dominion Bank (The), Series 12 (c)........................      5.50%           (d)               100,820
                                                                                                                  --------------
                                                                                                                         878,349
                                                                                                                  --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
        6,715  BCE, Inc., Series AK (c)..........................................      2.95%           (d)                90,284
                                                                                                                  --------------
               ELECTRIC UTILITIES -- 0.7%
        4,012  Fortis, Inc., Series M (c)........................................      4.10%           (d)                69,992
                                                                                                                  --------------
               OIL, GAS & CONSUMABLE FUELS -- 1.6%
        5,413  Enbridge, Inc., Series 3 (c)......................................      4.00%           (d)                79,209
        4,257  TransCanada Corp., Series 7 (c)...................................      4.00%           (d)                71,609
                                                                                                                  --------------
                                                                                                                         150,818
                                                                                                                  --------------
               TOTAL $25 PAR PREFERRED SECURITIES...............................................................       1,189,443
               (Cost $1,099,621)                                                                                  --------------

$100 PAR PREFERRED SECURITIES (b) -- 4.0%
               BANKS -- 4.0%
          748  Australia & New Zealand Banking Group Ltd., Series CAP2 (e).......      5.25%           (d)                56,861
          685  Australia & New Zealand Banking Group Ltd., Series CPS3 (e).......      5.10%           (d)                52,752
          736  Commonwealth Bank of Australia, Series VI (e).....................      5.59%           (d)                57,468
          707  Commonwealth Bank of Australia, Series VII (e)....................      4.59%           (d)                51,319
          725  National Australia Bank Ltd., Series CN (e).......................      5.30%           (d)                55,479
          685  National Australia Bank Ltd., Series CPS (e)......................      5.00%           (d)                53,067
          719  National Australia Bank Ltd., Series CPS2 (e).....................      5.05%           (d)                54,602
                                                                                                                  --------------
               TOTAL $100 PAR PREFERRED SECURITIES..............................................................         381,548
               (Cost $359,246)                                                                                    --------------

OTHER PREFERRED SECURITIES (b) -- 3.2%
               BANKS -- 3.2%
       51,341  Lloyds Banking Group PLC..........................................      9.25%           (d)                94,288
       51,934  National Westminster Bank PLC, Series A...........................      9.00%           (d)                91,095
       19,909  Standard Bank Group Ltd...........................................       (f)            (d)               121,684
                                                                                                                  --------------
               TOTAL OTHER PREFERRED SECURITIES.................................................................         307,067
               (Cost $339,048)                                                                                    --------------


Page 40                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

MARCH 31, 2017 (UNAUDITED)

   SHARES                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
EXCHANGE-TRADED FUNDS -- 19.6%
               CAPITAL MARKETS -- 19.6%
       64,448  PowerShares Emerging Markets Sovereign Debt Portfolio............................................  $    1,872,859
               (Cost $1,803,825)                                                                                  --------------

               TOTAL INVESTMENTS -- 99.7%........................................................................      9,538,747
               (Cost $9,331,018) (g)                                                                              --------------
               NET OTHER ASSETS AND LIABILITIES -- 0.3%..........................................................         29,118
                                                                                                                  --------------
               NET ASSETS -- 100.0%.............................................................................. $    9,567,865
                                                                                                                  ==============

(a) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(b) Par value shown is denominated in USD. The actual par value may be denominated in a foreign currency.

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at March 31, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d)   Perpetual maturity.

(e) Floating rate security. The interest rate shown reflects the rate in effect at March 31, 2017.

(f)   Zero coupon security.

(g) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $463,240 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $255,511.

For a breakdown of the portfolio securities by country of incorporation, please see the Fund Performance Overview.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2         LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        3/31/2017          PRICES          INPUTS          INPUTS
                                                      --------------   --------------   -------------   -------------
Common Stocks*......................................  $    3,901,144   $    3,901,144   $          --   $          --
Real Estate Investment Trusts*......................       1,886,686        1,886,686              --              --
$25 Par Preferred Securities*.......................       1,189,443        1,189,443              --              --
$100 Par Preferred Securities*......................         381,548          381,548              --              --
Other Preferred Securities*.........................         307,067          307,067              --              --
Exchange-Traded Funds*..............................       1,872,859        1,872,859              --              --
                                                      --------------   --------------   -------------   -------------
Total Investments...................................  $    9,538,747   $    9,538,747   $          --   $          --
                                                      ==============   ==============   =============   =============


* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of March 31, 2017, the Fund transferred investments valued at $3,183,622 from Level 2 to Level 1 of the fair value hierarchy. The investments that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices at March 31, 2017. Previously, these investments were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange close on September 30, 2016, exceeding a certain threshold.


                        See Notes to Financial Statements                Page 41

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

MARCH 31, 2017 (UNAUDITED)

CURRENCY EXPOSURE                      % OF TOTAL
DIVERSIFICATION                       INVESTMENTS
--------------------------------------------------
US Dollar                                28.53
Euro                                     14.49
Canadian Dollar                          13.21
Australian Dollar                        12.35
Singapore Dollar                          7.34
Taiwan Dollar                             3.94
Hong Kong Dollar                          3.92
British Pound Sterling                    2.66
Chilean Peso                              2.10
Thai Baht                                 2.09
Swiss Franc                               1.65
Malaysian Ringgit                         1.37
Czech Koruna                              1.32
South African Rand                        1.28
New Zealand Dollar                        0.80
Swedish Krona                             0.74
Norwegian Krone                           0.73
Israeli Shekel                            0.40
South Korean Won                          0.38
Danish Krone                              0.35
Japanese Yen                              0.35
--------------------------------------------------
                               Total     100.0%
                                         =====


Page 42                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME ETF (FTHI)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2017 (UNAUDITED)

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 93.8%
               AEROSPACE & DEFENSE -- 3.9%
        5,525  Boeing (The) Co.                     $    977,152
        5,832  BWX Technologies, Inc.                    277,603
          519  Huntington Ingalls Industries,
                  Inc. (a)                               103,925
        1,614  Lockheed Martin Corp.                     431,906
                                                    ------------
                                                       1,790,586
                                                    ------------
               AIR FREIGHT & LOGISTICS -- 1.0%
        3,008  Hub Group, Inc., Class A (b)              139,571
        1,981  United Parcel Service, Inc.,
                  Class B (a)                            212,561
        2,331  XPO Logistics, Inc. (b)                   111,632
                                                    ------------
                                                         463,764
                                                    ------------
               AIRLINES -- 0.2%
        1,944  Delta Air Lines, Inc.                      89,346
                                                    ------------
               AUTO COMPONENTS -- 1.0%
        1,778  Lear Corp. (a)                            251,729
        1,438  Tenneco, Inc.                              89,760
        1,101  Visteon Corp. (b)                         107,843
                                                    ------------
                                                         449,332
                                                    ------------
               AUTOMOBILES -- 0.9%
       11,427  General Motors Co.                        404,059
                                                    ------------
               BANKS -- 5.1%
       24,836  Bank of America Corp.                     585,881
        2,940  FCB Financial Holdings, Inc.,
                  Class A (b)                            145,677
        5,694  JPMorgan Chase & Co.                      500,161
        2,260  LegacyTexas Financial Group, Inc.          90,174
        1,638  PNC Financial Services Group
                  (The), Inc.                            196,953
       16,350  U.S. Bancorp                              842,025
                                                    ------------
                                                       2,360,871
                                                    ------------
               BEVERAGES -- 1.3%
        5,165  PepsiCo, Inc.                             577,757
                                                    ------------
               BIOTECHNOLOGY -- 1.3%
        2,012  AbbVie, Inc.                              131,102
        2,217  Amgen, Inc. (a)                           363,743
        1,373  Gilead Sciences, Inc. (a)                  93,254
                                                    ------------
                                                         588,099
                                                    ------------
               BUILDING PRODUCTS -- 0.3%
        9,105  Builders FirstSource, Inc. (b)            135,665
                                                    ------------
               CAPITAL MARKETS -- 0.8%
        6,646  Moelis & Co., Class A                     255,871
        5,509  Virtu Financial, Inc., Class A             93,653
                                                    ------------
                                                         349,524
                                                    ------------
               CHEMICALS -- 0.7%
        4,934  Huntsman Corp.                            121,081
        1,343  Trinseo S.A.                               90,115
        5,825  Tronox Ltd.                               107,471
                                                    ------------
                                                         318,667
                                                    ------------

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 1.2%
        2,168  ABM Industries, Inc.                 $     94,525
       12,769  Advanced Disposal Services,
                 Inc. (b)                                288,579
        1,756  Brink's (The) Co.                          93,858
        5,668  Steelcase, Inc., Class A                   94,939
                                                    ------------
                                                         571,901
                                                    ------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.8%
       11,059  Cisco Systems, Inc. (a)                   373,794
                                                    ------------
               CONSTRUCTION & ENGINEERING
                  -- 1.0%
        4,857  AECOM (b)                                 172,861
        5,511  Chicago Bridge & Iron Co., NV             169,463
        2,398  MasTec, Inc. (b)                           96,040
                                                    ------------
                                                         438,364
                                                    ------------
               CONSUMER FINANCE -- 0.8%
        9,028  Ally Financial, Inc.                      183,539
        1,174  American Express Co.                       92,875
        1,011  Capital One Financial Corp.                87,614
                                                    ------------
                                                         364,028
                                                    ------------
               CONTAINERS & PACKAGING
                  -- 0.9%
        3,996  Greif, Inc., Class A                      220,140
        4,786  Owens-Illinois, Inc. (b)                   97,539
        1,696  Silgan Holdings, Inc.                     100,674
                                                    ------------
                                                         418,353
                                                    ------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 3.0%
       21,672  AT&T, Inc. (a)                            900,472
       10,287  Verizon Communications, Inc.              501,491
                                                    ------------
                                                       1,401,963
                                                    ------------
               ELECTRIC UTILITIES -- 3.3%
       16,664  Avangrid, Inc.                            712,219
        3,689  NextEra Energy, Inc.                      473,557
        9,798  OGE Energy Corp.                          342,734
                                                    ------------
                                                       1,528,510
                                                    ------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 5.3%
        3,287  Anixter International, Inc. (b)           260,659
        8,260  Arrow Electronics, Inc. (b)               606,367
        6,295  Avnet, Inc.                               288,059
       18,347  Jabil Circuit, Inc.                       530,595
        2,410  Sanmina Corp. (b)                          97,846
          981  SYNNEX Corp.                              109,813
        6,128  Tech Data Corp. (b)                       575,419
                                                    ------------
                                                       2,468,758
                                                    ------------
               ENERGY EQUIPMENT & SERVICES
                  -- 0.2%
        2,188  US Silica Holdings, Inc.                  105,002
                                                    ------------


                        See Notes to Financial Statements                Page 43

FIRST TRUST HIGH INCOME ETF (FTHI)

MARCH 31, 2017 (UNAUDITED)

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
               FOOD & STAPLES RETAILING -- 4.3%
        5,661  Costco Wholesale Corp. (a)           $    949,293
       11,220  CVS Health Corp.                          880,770
        3,721  United Natural Foods, Inc. (b)            160,859
                                                    ------------
                                                       1,990,922
                                                    ------------
               FOOD PRODUCTS -- 3.4%
        5,614  Bunge Ltd.                                444,965
        6,931  Flowers Foods, Inc.                       134,531
        8,964  Kraft Heinz (The) Co.                     814,021
        7,947  Pilgrim's Pride Corp.                     178,847
                                                    ------------
                                                       1,572,364
                                                    ------------
               GAS UTILITIES -- 0.7%
        1,425  Atmos Energy Corp.                        112,561
        1,170  Southwest Gas Holdings, Inc.               97,005
        1,956  UGI Corp.                                  96,626
                                                    ------------
                                                         306,192
                                                    ------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 1.3%
        1,030  Masimo Corp. (b)                           96,058
        6,241  Medtronic PLC                             502,775
                                                    ------------
                                                         598,833
                                                    ------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 6.3%
        8,216  Brookdale Senior Living, Inc. (b)         110,341
        4,376  Express Scripts Holding
                  Co. (a) (b)                            288,422
        5,314  LifePoint Hospitals, Inc. (b)             348,067
        7,113  Molina Healthcare, Inc. (b)               324,353
       35,921  Owens & Minor, Inc. (a)                 1,242,866
        3,506  UnitedHealth Group, Inc. (a)              575,019
                                                    ------------
                                                       2,889,068
                                                    ------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 1.5%
        5,607  Bloomin' Brands, Inc.                     110,626
        3,687  McDonald's Corp.                          477,872
        4,533  Scientific Games Corp.,
                  Class A (b)                            107,206
                                                    ------------
                                                         695,704
                                                    ------------
               HOUSEHOLD DURABLES -- 0.7%
       16,144  Taylor Morrison Home Corp.,
                 Class A (b)                             344,190
                                                    ------------
               HOUSEHOLD PRODUCTS -- 2.9%
        4,605  Central Garden & Pet Co. (b)              170,707
        3,798  Colgate-Palmolive Co.                     277,975
        7,602  HRG Group, Inc. (b)                       146,871
        8,161  Procter & Gamble (The) Co.                733,266
                                                    ------------
                                                       1,328,819
                                                    ------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.5%
        6,734  Atlantica Yield PLC                       141,145
        5,659  NRG Yield, Inc., Class C                  100,164
                                                    ------------
                                                         241,309
                                                    ------------

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               INDUSTRIAL CONGLOMERATES -- 1.5%
        2,301  3M Co.                               $    440,250
        1,986  Honeywell International, Inc.             247,992
                                                    ------------
                                                         688,242
                                                    ------------
               INSURANCE -- 2.9%
        1,012  Chubb, Ltd.                               137,885
        9,135  CNA Financial Corp.                       403,493
        1,028  Hanover Insurance Group
                  (The), Inc.                             92,582
        6,930  MetLife, Inc.                             366,043
        3,124  Prudential Financial, Inc.                333,268
                                                    ------------
                                                       1,333,271
                                                    ------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 1.3%
          571  Amazon.com, Inc. (b)                      506,214
           53  Priceline Group (The), Inc. (b)            94,339

                                                    ------------
                                                         600,553
                                                    ------------
               INTERNET SOFTWARE &
                  SERVICES -- 2.8%
          996  Alphabet, Inc., Class A (b)               844,409
        3,193  Facebook, Inc., Class A (b)               453,565
                                                    ------------
                                                       1,297,974
                                                    ------------
               IT SERVICES -- 0.9%
          753  Accenture PLC, Class A                     90,269
        1,998  International Business
                  Machines Corp.                         347,932
                                                    ------------
                                                         438,201
                                                    ------------
               MACHINERY -- 0.4%
        3,598  Navistar International Corp. (b)           88,583
        2,111  Timken (The) Co.                           95,417
                                                    ------------
                                                         184,000
                                                    ------------
               MEDIA -- 2.7%
        6,518  Comcast Corp., Class A                    245,012
       33,645  News Corp., Class B                       454,207
        6,803  Tribune Media Co., Class A                253,548
        2,663  Walt Disney (The) Co.                     301,958
                                                    ------------
                                                       1,254,725
                                                    ------------
                 METALS & MINING -- 0.4%
        5,019  Commercial Metals Co.                      96,014
        1,156  Reliance Steel & Aluminum Co.              92,503
                                                    ------------
                                                         188,517
                                                    ------------
               MULTI-UTILITIES -- 0.2%
        1,660  Vectren Corp.                              97,293
                                                    ------------
               MULTILINE RETAIL -- 0.5%
        1,988  Big Lots, Inc.                             96,776
        2,651  Dillard's, Inc., Class A                  138,488
                                                    ------------
                                                         235,264
                                                    ------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 4.6%
        2,036  ConocoPhillips                            101,535
        5,872  CVR Energy, Inc.                          117,910
        3,692  EOG Resources, Inc.                       360,155


Page 44                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME ETF (FTHI)

MARCH 31, 2017 (UNAUDITED)

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
               OIL, GAS & CONSUMABLE FUELS
                  (CONTINUED)
       12,451  Exxon Mobil Corp. (a)                $  1,021,107
        7,230  Kinder Morgan, Inc.                       157,180
        4,247  PBF Energy, Inc., Class A                  94,156
        7,334  World Fuel Services Corp.                 265,857
                                                    ------------
                                                       2,117,900
                                                    ------------
               PAPER & FOREST PRODUCTS
                  -- 0.2%
        2,450  Domtar Corp.                               89,474
                                                    ------------
               PHARMACEUTICALS -- 4.6%
        1,156  Allergan PLC                              276,192
        5,293  Eli Lilly & Co.                           445,194
        7,495  Johnson & Johnson (a)                     933,502
        7,574  Merck & Co., Inc. (a)                     481,252
                                                    ------------
                                                       2,136,140
                                                    ------------
               PROFESSIONAL SERVICES -- 1.2%
        1,055  Insperity, Inc.                            93,526
        4,511  ManpowerGroup, Inc.                       462,693
                                                    ------------
                                                         556,219
                                                    ------------
               ROAD & RAIL -- 1.2%
        6,873  CSX Corp.                                 319,938
        4,280  Hertz Global Holdings, Inc. (b)            75,071
        1,680  Union Pacific Corp.                       177,946
                                                    ------------
                                                         572,955
                                                    ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 1.3%
        7,560  Intel Corp. (a)                           272,689
          941  NVIDIA Corp.                              102,503
        1,592  QUALCOMM, Inc. (a)                         91,285
        1,628  Texas Instruments, Inc. (a)               131,152
                                                    ------------
                                                         597,629
                                                    ------------
               SOFTWARE -- 1.8%
       10,440  Microsoft Corp.                           687,579
        1,955  Workday, Inc., Class A (b)                162,812
                                                    ------------
                                                         850,391
                                                    ------------
               SPECIALTY RETAIL -- 3.2%
        5,194  GameStop Corp., Class A                   117,125
        3,317  Home Depot (The), Inc. (a)                487,035
          987  Lithia Motors, Inc., Class A               84,536
        4,473  Lowe's Cos., Inc.                         367,725
        2,799  Murphy USA, Inc. (b)                      205,503
        4,168  Penske Automotive Group, Inc.             195,104
                                                    ------------
                                                       1,457,028
                                                    ------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 3.1%
        8,641  Apple, Inc. (a)                         1,241,366
        4,174  Hewlett Packard Enterprise Co.             98,924
        1,925  NCR Corp. (b)                              87,934
                                                    ------------
                                                       1,428,224
                                                    ------------

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 0.6%
        4,989  NIKE, Inc., Class B                  $    278,037
                                                    ------------
               TOBACCO -- 3.3%
        3,703  Altria Group, Inc.                        264,468
       11,070  Philip Morris International,
                  Inc. (a)                             1,249,803
                                                    ------------
                                                       1,514,271
                                                    ------------
               TRADING COMPANIES &
                  DISTRIBUTORS -- 0.3%
        2,146  WESCO International, Inc. (b)             149,254
                                                    ------------
               TRANSPORTATION INFRASTRUCTURE
                  -- 0.2%
        1,208  Macquarie Infrastructure Corp.             97,341
                                                    ------------
               TOTAL COMMON STOCKS                    43,328,647
               (Cost $42,618,666)                   ------------

REAL ESTATE INVESTMENT TRUSTS -- 6.5%
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 5.9%
       26,011  Apple Hospitality REIT, Inc.              496,810
        7,101  Colony NorthStar, Inc., Class A            91,674
        2,926  CoreCivic, Inc.                            91,935
       11,335  Corporate Office Properties Trust         375,189
        4,473  Equity LifeStyle Properties, Inc.         344,689
       13,990  Outfront Media, Inc.                      371,435
       10,281  Senior Housing Properties Trust           208,190
       52,430  VEREIT, Inc.                              445,131
       18,290  Xenia Hotels & Resorts, Inc.              312,210
                                                    ------------
                                                       2,737,263
                                                    ------------
               MORTGAGE REAL ESTATE INVESTMENT
                  TRUSTS -- 0.6%
        5,309  AGNC Investment Corp.                     105,596
       14,895  Annaly Capital Management, Inc.           165,483
                                                    ------------
                                                         271,079
                                                    ------------
               TOTAL REAL ESTATE INVESTMENT
                  TRUSTS                               3,008,342
               (Cost $2,950,884)                    ------------

               TOTAL INVESTMENTS -- 100.3%            46,336,989
               (Cost $45,569,550) (c)               ------------


                        See Notes to Financial Statements                Page 45

FIRST TRUST HIGH INCOME ETF (FTHI)

MARCH 31, 2017 (UNAUDITED)

NUMBER OF
CONTRACTS      DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
OPTIONS WRITTEN -- (1.1%)
               S&P 500 Index Calls
           29  @ $2,300.00 due April 2017           $   (204,160)
           15  @  2,375.00 due April 2017                (18,000)
           22  @  2,300.00 due May 2017                 (183,260)
           18  @  2,350.00 due May 2017                  (76,500)
           15  @  2,400.00 due June 2017                 (38,550)
            5  @  2,425.00 due June 2017                  (8,255)
                                                    ------------
               TOTAL OPTIONS WRITTEN                    (528,725)
               (Premiums received $377,398)         ------------

               NET OTHER ASSETS AND
                  LIABILITIES -- 0.8%                    367,594
                                                    ------------
               NET ASSETS -- 100.0%                 $ 46,175,858
                                                    ============

(a) All or a portion of this security is pledged to cover index options written.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,253,865 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $486,426.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                              ASSETS TABLE

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           3/31/2017       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Common Stocks*            $ 43,328,647  $ 43,328,647  $        --  $         --
Real Estate Investment
   Trusts*                   3,008,342     3,008,342           --            --
                          -----------------------------------------------------
Total Investments         $ 46,336,989  $ 46,336,989  $        --  $         --
                          =====================================================

                                            LIABILITIES TABLE

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           3/31/2017       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Options Written           $   (528,725) $   (528,725) $        --  $         --
                          =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2017.


Page 46                 See Notes to Financial Statements

FIRST TRUST LOW BETA INCOME ETF (FTLB)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2017 (UNAUDITED)

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 92.6%
               AEROSPACE & DEFENSE -- 3.8%
          622  Boeing (The) Co. (a)                 $    110,007
          656  BWX Technologies, Inc.                     31,226
           58  Huntington Ingalls Industries,
                  Inc. (a)                                11,614
          181  Lockheed Martin Corp.                      48,435
                                                    ------------
                                                         201,282
                                                    ------------
               AIR FREIGHT & LOGISTICS -- 1.0%
          338  Hub Group, Inc., Class A (b)               15,683
          223  United Parcel Service, Inc.,
                  Class B (a)                             23,928
          262  XPO Logistics, Inc. (b)                    12,547
                                                    ------------
                                                          52,158
                                                    ------------
               AIRLINES -- 0.2%
          219  Delta Air Lines, Inc.                      10,065
                                                    ------------
               AUTO COMPONENTS -- 1.0%
          200  Lear Corp. (a)                             28,316
          162  Tenneco, Inc.                              10,112
          124  Visteon Corp. (b)                          12,146
                                                    ------------
                                                          50,574
                                                    ------------
               AUTOMOBILES -- 0.9%
        1,285  General Motors Co.                         45,438
                                                    ------------
               BANKS -- 5.0%
        2,796  Bank of America Corp. (a)                  65,958
          330  FCB Financial Holdings, Inc.,
                  Class A (b)                             16,351
          641  JPMorgan Chase & Co. (a)                   56,305
          254  LegacyTexas Financial Group,
                  Inc.                                    10,135
          184  PNC Financial Services Group
                  (The), Inc.                             22,124
        1,838  U.S. Bancorp (a)                           94,657
                                                    ------------
                                                         265,530
                                                    ------------
               BEVERAGES -- 1.2%
          580  PepsiCo, Inc. (a)                          64,879
                                                    ------------
               BIOTECHNOLOGY -- 1.3%
          226  AbbVie, Inc.                               14,726
          249  Amgen, Inc. (a)                            40,853
          154  Gilead Sciences, Inc. (a)                  10,460
                                                    ------------
                                                          66,039
                                                    ------------
               BUILDING PRODUCTS -- 0.3%
        1,021  Builders FirstSource, Inc. (b)             15,213
                                                    ------------
               CAPITAL MARKETS -- 0.7%
          746  Moelis & Co., Class A                      28,721
          619  Virtu Financial, Inc., Class A             10,523
                                                    ------------
                                                          39,244
                                                    ------------
               CHEMICALS -- 0.7%
          555  Huntsman Corp.                             13,620
          151  Trinseo S.A.                               10,132
          655  Tronox Ltd.                                12,085
                                                    ------------
                                                          35,837
                                                    ------------

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 1.2%
          243  ABM Industries, Inc.                 $     10,595
        1,437  Advanced Disposal Services,
                  Inc. (b)                                32,476
          197  Brink's (The) Co.                          10,529
          637  Steelcase, Inc., Class A                   10,670
                                                    ------------
                                                          64,270
                                                    ------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.8%
        1,242  Cisco Systems, Inc. (a)                    41,980
                                                    ------------
               CONSTRUCTION & ENGINEERING
                  -- 0.9%
          546  AECOM (b)                                  19,432
          618  Chicago Bridge & Iron Co., NV              19,004
          269  MasTec, Inc. (b)                           10,773
                                                    ------------
                                                          49,209
                                                    ------------
               CONSUMER FINANCE -- 0.8%
        1,014  Ally Financial, Inc.                       20,615
          132  American Express Co.                       10,442
          114  Capital One Financial Corp.                 9,879
                                                    ------------
                                                          40,936
                                                    ------------
               CONTAINERS & PACKAGING
                  -- 0.9%
          449  Greif, Inc., Class A                       24,735
          538  Owens-Illinois, Inc. (b)                   10,965
          191  Silgan Holdings, Inc.                      11,338
                                                    ------------
                                                          47,038
                                                    ------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 3.0%
        2,437  AT&T, Inc. (a)                            101,257
        1,156  Verizon Communications, Inc. (a)           56,355
                                                    ------------
                                                         157,612
                                                    ------------
               ELECTRIC UTILITIES -- 3.3%
        1,874  Avangrid, Inc. (a)                         80,095
          415  NextEra Energy, Inc.                       53,273
        1,104  OGE Energy Corp.                           38,618
                                                    ------------
                                                         171,986
                                                    ------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 5.3%
          369  Anixter International, Inc. (b)            29,262
          927  Arrow Electronics, Inc. (a) (b)            68,051
          708  Avnet, Inc.                                32,398
        2,060  Jabil Circuit, Inc.                        59,575
          271  Sanmina Corp. (b)                          11,003
          110  SYNNEX Corp.                               12,313
          689  Tech Data Corp. (b)                        64,697
                                                    ------------
                                                         277,299
                                                    ------------


                        See Notes to Financial Statements                Page 47

FIRST TRUST LOW BETA INCOME ETF (FTLB)

MARCH 31, 2017 (UNAUDITED)

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
               ENERGY EQUIPMENT & SERVICES
                  -- 0.2%
          246  US Silica Holdings, Inc.             $     11,806
                                                    ------------
               FOOD & STAPLES RETAILING
                  -- 4.3%
          636  Costco Wholesale Corp. (a)                106,651
        1,261  CVS Health Corp.                           98,988
          418  United Natural Foods, Inc. (b)             18,070
                                                    ------------
                                                         223,709
                                                    ------------
               FOOD PRODUCTS -- 3.4%
          631  Bunge Ltd.                                 50,013
          779  Flowers Foods, Inc.                        15,120
        1,007  Kraft Heinz (The) Co. (a)                  91,446
          894  Pilgrim's Pride Corp.                      20,120
                                                    ------------
                                                         176,699
                                                    ------------
               GAS UTILITIES -- 0.7%
          160  Atmos Energy Corp.                         12,639
          131  Southwest Gas Holdings, Inc.               10,861
          220  UGI Corp.                                  10,868
                                                    ------------
                                                          34,368
                                                    ------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 1.3%
          116  Masimo Corp. (b)                           10,818
          701  Medtronic PLC (a)                          56,473
                                                    ------------
                                                          67,291
                                                    ------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 6.2%
          923  Brookdale Senior Living, Inc. (b)          12,396
          492  Express Scripts Holding Co. (b)            32,428
          597  LifePoint Hospitals, Inc. (b)              39,103
          801  Molina Healthcare, Inc. (b)                36,525
        4,038  Owens & Minor, Inc. (a)                   139,715
          394  UnitedHealth Group, Inc. (a)               64,620
                                                    ------------
                                                         324,787
                                                    ------------
               HOTELS, RESTAURANTS &
                  LEISURE -- 1.5%
          630  Bloomin' Brands, Inc.                      12,430
          415  McDonald's Corp.                           53,788
          509  Scientific Games Corp.,
                  Class A (b)                             12,038
                                                    ------------
                                                          78,256
                                                    ------------
               HOUSEHOLD DURABLES -- 0.7%
        1,809  Taylor Morrison Home Corp.,
                  Class A (b)                             38,568
                                                    ------------
               HOUSEHOLD PRODUCTS -- 2.8%
          517  Central Garden & Pet Co. (b)               19,165
          427  Colgate-Palmolive Co.                      31,252
          854  HRG Group, Inc. (b)                        16,499
          917  Procter & Gamble (The) Co. (a)             82,393
                                                    ------------
                                                         149,309
                                                    ------------

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.5%
          757  Atlantica Yield PLC                  $     15,867
          640  NRG Yield, Inc., Class C                   11,328
                                                    ------------
                                                          27,195
                                                    ------------
               INDUSTRIAL CONGLOMERATES
                  -- 1.5%
          259  3M Co.                                     49,554
          223  Honeywell International, Inc.              27,846
                                                    ------------
                                                          77,400
                                                    ------------
               INSURANCE -- 2.8%
          114  Chubb, Ltd.                                15,532
        1,026  CNA Financial Corp.                        45,318
          116  Hanover Insurance Group
                  (The), Inc.                             10,447
          779  MetLife, Inc.                              41,147
          351  Prudential Financial, Inc.                 37,445
                                                    ------------
                                                         149,889
                                                    ------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 1.3%
           64  Amazon.com, Inc. (a) (b)                   56,738
            6  Priceline Group (The), Inc. (b)            10,680
                                                    ------------
                                                          67,418
                                                    ------------
               INTERNET SOFTWARE & SERVICES
                  -- 2.8%
          112  Alphabet, Inc., Class A (a) (b)            94,954
          359  Facebook, Inc., Class A (b)                50,996
                                                    ------------
                                                         145,950
                                                    ------------
               IT SERVICES -- 0.9%
           85  Accenture PLC, Class A                     10,190
          225  International Business
                  Machines Corp.                          39,181
                                                    ------------
                                                          49,371
                                                    ------------
               MACHINERY -- 0.4%
          402  Navistar International Corp. (b)            9,897
          237  Timken (The) Co.                           10,713
                                                    ------------
                                                          20,610
                                                    ------------
               MEDIA -- 2.7%
          733  Comcast Corp., Class A                     27,553
        3,791  News Corp., Class B                        51,178
          765  Tribune Media Co., Class A                 28,512
          299  Walt Disney (The) Co.                      33,904
                                                    ------------
                                                         141,147
                                                    ------------
               METALS & MINING -- 0.4%
          565  Commercial Metals Co.                      10,808
          130  Reliance Steel & Aluminum Co.              10,403
                                                    ------------
                                                          21,211
                                                    ------------
               MULTI-UTILITIES -- 0.2%
          187  Vectren Corp.                              10,960
                                                    ------------


Page 48                 See Notes to Financial Statements

FIRST TRUST LOW BETA INCOME ETF (FTLB)

MARCH 31, 2017 (UNAUDITED)

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
               MULTILINE RETAIL -- 0.5%
          223  Big Lots, Inc.                       $     10,855
          299  Dillard's, Inc., Class A                   15,620
                                                    ------------
                                                          26,475
                                                    ------------
               OIL, GAS & CONSUMABLE
                  FUELS -- 4.5%
          229  ConocoPhillips                             11,420
          661  CVR Energy, Inc.                           13,273
          415  EOG Resources, Inc.                        40,483
        1,400  Exxon Mobil Corp. (a)                     114,814
          813  Kinder Morgan, Inc.                        17,675
          477  PBF Energy, Inc., Class A                  10,575
          824  World Fuel Services Corp.                  29,870
                                                    ------------
                                                         238,110
                                                    ------------
               PAPER & FOREST PRODUCTS -- 0.2%
          276  Domtar Corp.                               10,080
                                                    ------------
               PHARMACEUTICALS -- 4.6%
          130  Allergan PLC                               31,060
          595  Eli Lilly & Co.                            50,045
          843  Johnson & Johnson (a)                     104,996
          852  Merck & Co., Inc. (a)                      54,136
                                                    ------------
                                                         240,237
                                                    ------------
               PROFESSIONAL SERVICES -- 1.2%
          119  Insperity, Inc.                            10,549
          507  ManpowerGroup, Inc.                        52,003
                                                    ------------
                                                          62,552
                                                    ------------
               ROAD & RAIL -- 1.2%
          773  CSX Corp.                                  35,983
          482  Hertz Global Holdings, Inc. (b)             8,454
          189  Union Pacific Corp.                        20,019
                                                    ------------
                                                          64,456
                                                    ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 1.3%
          850  Intel Corp. (a)                            30,659
          106  NVIDIA Corp.                               11,547
          179  QUALCOMM, Inc. (a)                         10,264
          183  Texas Instruments, Inc. (a)                14,742
                                                    ------------
                                                          67,212
                                                    ------------
               SOFTWARE -- 1.8%
        1,173  Microsoft Corp. (a)                        77,254
          219  Workday, Inc., Class A (b)                 18,238
                                                    ------------
                                                          95,492
                                                    ------------
               SPECIALTY RETAIL -- 3.1%
          582  GameStop Corp., Class A                    13,124
          373  Home Depot (The), Inc. (a)                 54,768
          111  Lithia Motors, Inc., Class A                9,507
          503  Lowe's Cos., Inc.                          41,352
          315  Murphy USA, Inc. (b)                       23,127
          468  Penske Automotive Group, Inc.              21,907
                                                    ------------
                                                         163,785
                                                    ------------

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 3.0%
          971  Apple, Inc. (a)                      $    139,494
          470  Hewlett Packard Enterprise Co.             11,139
          216  NCR Corp. (b)                               9,867
                                                    ------------
                                                         160,500
                                                    ------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 0.6%
          562  NIKE, Inc., Class B                        31,320
                                                    ------------
               TOBACCO -- 3.2%
          417  Altria Group, Inc.                         29,782
        1,245  Philip Morris International,
                  Inc. (a)                               140,561
                                                    ------------
                                                         170,343
                                                    ------------
               TRADING COMPANIES &
                  DISTRIBUTORS -- 0.3%
          241  WESCO International, Inc. (b)              16,762
                                                    ------------
               TRANSPORTATION INFRASTRUCTURE
                  -- 0.2%
          136  Macquarie Infrastructure Corp.             10,959
                                                    ------------
               TOTAL COMMON STOCKS                     4,870,816
               (Cost $4,813,702)                    ------------

REAL ESTATE INVESTMENT TRUSTS -- 6.4%
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 5.8%
        2,921  Apple Hospitality REIT, Inc. (a)           55,791
          798  Colony NorthStar, Inc., Class A            10,302
          328  CoreCivic, Inc.                            10,306
        1,275  Corporate Office Properties Trust          42,202
          502  Equity LifeStyle Properties, Inc.          38,684
        1,572  Outfront Media, Inc.                       41,737
        1,156  Senior Housing Properties Trust            23,409
        5,892  VEREIT, Inc.                               50,023
        2,054  Xenia Hotels & Resorts, Inc.               35,062
                                                    ------------
                                                         307,516
                                                    ------------
               MORTGAGE REAL ESTATE INVESTMENT
                  TRUSTS -- 0.6%
          596  AGNC Investment Corp.                      11,855
        1,676  Annaly Capital Management, Inc.            18,620
                                                    ------------
                                                          30,475
                                                    ------------
               TOTAL REAL ESTATE INVESTMENT
                  TRUSTS                                 337,991
               (Cost $331,099)                      ------------


                        See Notes to Financial Statements                Page 49

MARCH 31, 2017 (UNAUDITED)

NUMBER OF
CONTRACTS      DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
OPTIONS PURCHASED -- 0.7%
               S&P 500 Index Puts
            2  @ $2,000.00 due December 2017        $      5,570
            2  @  2,050.00 due December 2017               6,690
            3  @  2,100.00 due December 2017              11,670
            3  @  2,150.00 due December 2017              14,040
                                                    ------------
               TOTAL PUT OPTIONS PURCHASED                37,970
               (Cost $42,921)                       ------------

               TOTAL INVESTMENTS -- 99.7%              5,246,777
               (Cost $5,187,722) (c)                ------------

OPTIONS WRITTEN -- (1.0%)
               S&P 500 Index Calls
            3  @  2,300.00 due April 2017                (21,120)
            1  @  2,375.00 due April 2017                 (1,200)
            1  @  2,300.00 due May 2017                   (8,330)
            1  @  2,350.00 due May 2017                   (4,250)
            2  @  2,400.00 due May 2017                   (3,018)
            1  @  2,400.00 due June 2017                  (2,570)
            2  @  2,425.00 due June 2017                  (3,302)
                                                    ------------
                                                         (43,790)
                                                    ------------
               S&P 500 Index Puts
            5  @  1900.00 due December 2017               (9,510)
                                                    ------------
               TOTAL OPTIONS WRITTEN                     (53,300)
               (Premiums received $45,664)          ------------

               NET OTHER ASSETS AND
                  LIABILITIES -- 1.3%                     69,278
                                                    ------------
               NET ASSETS -- 100.0%                 $  5,262,755
                                                    ============

(a) All or a portion of this security is pledged to cover index options written.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $123,845, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $64,790.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                              ASSETS TABLE

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           3/31/2017       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Common Stocks*            $  4,870,816  $  4,870,816  $        --  $         --
Real Estate Investment
   Trusts*                     337,991       337,991           --            --
Options Purchased               37,970        37,970           --            --
                          -----------------------------------------------------
Total Investments         $  5,246,777  $  5,246,777  $        --  $         --
                          =====================================================

                                            LIABILITIES TABLE

                                                       LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           3/31/2017       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Options Written           $    (53,300) $    (53,300) $        --  $         --
                          =====================================================

* See Portfolio of Investments for industry breakout

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2017.


Page 50                 See Notes to Financial Statements

FIRST TRUST RISING DIVIDEND ACHIEVERS ETF (RDVY)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2017 (UNAUDITED)

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 99.9%
               AEROSPACE & DEFENSE -- 7.8%
       16,701  Boeing (The) Co.                     $  2,953,739
       15,531  General Dynamics Corp.                  2,907,403
       13,988  Huntington Ingalls Industries, Inc.     2,800,957
       19,181  Raytheon Co.                            2,925,103
                                                    ------------
                                                      11,587,202
                                                    ------------
               AIRLINES -- 4.0%
       31,987  Alaska Air Group, Inc.                  2,949,841
       56,014  Southwest Airlines Co.                  3,011,313
                                                    ------------
                                                       5,961,154
                                                    ------------
               BANKS -- 7.8%
      120,482  Bank of America Corp.                   2,842,170
       49,621  Citigroup, Inc.                         2,968,328
       32,970  JPMorgan Chase & Co.                    2,896,085
       51,104  Wells Fargo & Co.                       2,844,449
                                                    ------------
                                                      11,551,032
                                                    ------------
               BIOTECHNOLOGY -- 2.0%
       17,809  Amgen, Inc.                             2,921,923
                                                    ------------
               CAPITAL MARKETS -- 9.8%
       22,752  Ameriprise Financial, Inc.              2,950,479
       62,526  Bank of New York Mellon
                  (The) Corp.                          2,953,103
       12,283  Goldman Sachs Group (The), Inc.         2,821,651
       66,104  Morgan Stanley                          2,831,895
       37,978  State Street Corp.                      3,023,429
                                                    ------------
                                                      14,580,557
                                                    ------------
               COMMUNICATIONS EQUIPMENT
                  -- 4.0%
       87,614  Cisco Systems, Inc.                     2,961,353
      104,456  Juniper Networks, Inc.                  2,907,011
                                                    ------------
                                                       5,868,364
                                                    ------------
               CONSUMER FINANCE -- 2.0%
       42,604  Discover Financial Services             2,913,688
                                                    ------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS &
                  COMPONENTS -- 2.0%
      109,979  Corning, Inc.                           2,969,433
                                                    ------------
               FOOD & STAPLES RETAILING
                  -- 2.0%
       34,871  Walgreens Boots Alliance, Inc.          2,896,036
                                                    ------------
               FOOD PRODUCTS -- 4.1%
       66,791  Archer-Daniels-Midland Co.              3,075,057
       85,795  Hormel Foods Corp.                      2,971,081
                                                    ------------
                                                       6,046,138
                                                    ------------
               HEALTH CARE PROVIDERS
                  & SERVICES -- 3.9%
       22,704  Aetna, Inc.                             2,895,895
       17,871  Anthem, Inc.                            2,955,506
                                                    ------------
                                                       5,851,401
                                                    ------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.1%
       53,710  Starbucks Corp.                         3,136,127
                                                    ------------

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               INSURANCE -- 9.8%
       30,267  Assurant, Inc.                       $  2,895,644
       43,931  Lincoln National Corp.                  2,875,284
       47,178  Principal Financial Group, Inc.         2,977,403
       27,165  Prudential Financial, Inc.              2,897,962
       24,420  Travelers Cos., Inc.                    2,943,587
                                                    ------------
                                                      14,589,880
                                                    ------------
               IT SERVICES -- 1.9%
       24,007  Accenture PLC, Class A                  2,877,959
                                                    ------------
               LEISURE PRODUCTS -- 2.0%
       29,885  Hasbro, Inc.                            2,983,121
                                                    ------------
               MACHINERY -- 2.0%
       19,387  Cummins, Inc.                           2,931,314
                                                    ------------
               MEDIA -- 4.1%
      121,880  Interpublic Group of (The)
                  Cos., Inc.                           2,994,592
       35,160  Omnicom Group, Inc.                     3,031,143
                                                    ------------
                                                       6,025,735
                                                    ------------
               PHARMACEUTICALS -- 3.9%
       53,218  Bristol-Myers Squibb Co.                2,893,995
       23,380  Johnson & Johnson                       2,911,979
                                                    ------------
                                                       5,805,974
                                                    ------------
               PROFESSIONAL SERVICES -- 2.0%
       28,913  ManpowerGroup, Inc.                     2,965,606
                                                    ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 8.2%
       85,346  Intel Corp.                             3,078,430
       23,711  LAM Research Corp.                      3,043,544
       30,730  Skyworks Solutions, Inc.                3,010,926
       36,756  Texas Instruments, Inc.                 2,961,063
                                                    ------------
                                                      12,093,963
                                                    ------------
               SPECIALTY RETAIL -- 8.4%
       65,975  Best Buy Co., Inc.                      3,242,671
       39,588  Foot Locker, Inc.                       2,961,578
       37,951  TJX (The) Cos., Inc.                    3,001,165
       60,399  Williams-Sonoma, Inc.                   3,238,595
                                                    ------------
                                                      12,444,009
                                                    ------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 4.2%
       21,393  Apple, Inc.                             3,073,319
      131,106  Hewlett Packard Enterprise Co.          3,107,212
                                                    ------------
                                                       6,180,531
                                                    ------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 1.9%
       51,834  NIKE, Inc., Class B                     2,888,709
                                                    ------------
               TOTAL INVESTMENTS -- 99.9%            148,069,856
               (Cost $142,243,599) (a)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.1%                    162,419
                                                    ------------
               NET ASSETS -- 100.0%                 $148,232,275
                                                    ============


                        See Notes to Financial Statements                Page 51

FIRST TRUST RISING DIVIDEND ACHIEVERS ETF (RDVY)

MARCH 31, 2017 (UNAUDITED)


(a) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,679,418 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $853,161.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           3/31/2017       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Common Stocks*            $148,069,856  $148,069,856  $        --  $         --
                          =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2017.


Page 52                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2017 (UNAUDITED)

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  --------------
EXCHANGE-TRADED FUNDS -- 99.7%
               CAPITAL MARKETS* -- 99.7%
    5,734,845  First Trust Dow Jones Internet
                  Index Fund (a)                    $  504,895,754
   14,722,451  First Trust Industrials/Producer
                  Durables AlphaDEX(R) Fund            505,274,518
   19,516,077  First Trust Nasdaq Bank ETF             506,247,038
    8,397,522  First Trust NASDAQ-100-
                  Technology Sector Index Fund         505,110,948
   17,994,705  First Trust Utilities
                  AlphaDEX(R) Fund                     492,874,970
                                                    --------------
               TOTAL INVESTMENTS -- 99.7%            2,514,403,228
               (Cost $2,239,855,371) (b)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.3%                    8,671,272
                                                    --------------
               NET ASSETS -- 100.0%                 $2,523,074,500
                                                    ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $274,547,857 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $0.

* Represents investments in affiliated funds.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                          TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                         VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                        3/31/2017         PRICES        INPUTS        INPUTS
                      ---------------------------------------------------------
Exchange-Traded
   Funds**            $2,514,403,228  $2,514,403,228  $        --  $         --
                      =========================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2017.


                        See Notes to Financial Statements                Page 53

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2017 (UNAUDITED)

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 99.9%
               BANKS -- 4.9%
       23,538  1st Source Corp.                     $  1,105,109
       41,893  Associated Banc-Corp                    1,022,189
       25,690  Bryn Mawr Bank Corp.                    1,014,755
       75,231  First Commonwealth
                  Financial Corp.                        997,563
       41,919  First Midwest Bancorp, Inc.               992,642
       55,713  Fulton Financial Corp.                    994,477
       22,779  MB Financial, Inc.                        975,397
       58,976  Old National Bancorp                    1,023,234
       32,655  Peoples Bancorp, Inc.                   1,033,857
       24,193  QCR Holdings, Inc.                      1,024,573
                                                    ------------
                                                      10,183,796
                                                    ------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 11.6%
      112,277  Clean Harbors, Inc. (a)                 6,244,847
      376,906  Covanta Holding Corp.                   5,917,424
      166,004  Heritage-Crystal Clean, Inc. (a)        2,274,255
      241,039  TRC Cos., Inc. (a)                      4,206,130
      119,828  US Ecology, Inc.                        5,613,942
                                                    ------------
                                                      24,256,598
                                                    ------------
               CONSTRUCTION &
                  ENGINEERING -- 32.4%
       86,864  Argan, Inc.                             5,746,054
      184,445  Comfort Systems USA, Inc.               6,759,909
       65,965  Dycom Industries, Inc. (a)              6,131,447
       90,447  EMCOR Group, Inc.                       5,693,639
      111,759  Granite Construction, Inc.              5,609,184
      170,473  MasTec, Inc. (a)                        6,827,444
      165,482  MYR Group, Inc. (a)                     6,784,762
      162,168  NV5 Global, Inc. (a)                    6,097,517
      266,389  Primoris Services Corp.                 6,185,552
      177,767  Quanta Services, Inc. (a)               6,596,933
      152,615  Tutor Perini Corp. (a)                  4,853,157
                                                    ------------
                                                      67,285,598
                                                    ------------
               ELECTRICAL EQUIPMENT -- 16.6%
      242,354  Atkore International
                  Group, Inc. (a)                      6,369,063
      104,545  AZZ, Inc.                               6,220,427
      144,640  Encore Wire Corp.                       6,653,440
      160,756  Generac Holdings, Inc. (a)              5,992,984
       51,534  Hubbell, Inc.                           6,186,657
      308,303  LSI Industries, Inc.                    3,110,777
                                                    ------------
                                                      34,533,348
                                                    ------------
               MACHINERY -- 34.4%
      129,783  American Railcar Industries, Inc.       5,334,081
      199,784  Blue Bird Corp. (a)                     3,426,296
      191,109  Douglas Dynamics, Inc.                  5,857,491
      385,276  Federal Signal Corp.                    5,320,661
      192,050  Global Brass & Copper
                  Holdings, Inc.                       6,606,520
      124,740  Greenbrier Cos (The), Inc.              5,376,294


SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               MACHINERY (CONTINUED)
      471,516  Mueller Water Products, Inc.         $  5,573,319
      186,159  Navistar International Corp. (a)        4,583,235
       89,045  Oshkosh Corp.                           6,107,596
       67,654  RBC Bearings, Inc. (a)                  6,568,527
      178,568  Supreme Industries, Inc.                3,617,788
      277,720  TriMas Corp. (a)                        5,762,690
      354,253  Wabash National Corp.                   7,329,495
                                                    ------------
                                                      71,463,993
                                                    ------------
               TOTAL INVESTMENTS -- 99.9%            207,723,333
               (Cost $199,499,936) (b)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.1%                    136,504
                                                    ------------
               NET ASSETS -- 100.0%                 $207,859,837
                                                    ============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $13,508,091 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,284,694.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           3/31/2017       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Common Stocks*            $207,723,333  $207,723,333  $        --  $         --
                          =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2017.


Page 54                 See Notes to Financial Statements

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2017 (UNAUDITED)

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 87.5%
               BANKS -- 3.7%
       15,811  BB&T Corp.                           $    706,752
        3,672  Community Trust Bancorp, Inc.             167,994
        3,430  Washington Trust Bancorp, Inc.            169,099
                                                    ------------
                                                       1,043,845
                                                    ------------
               BIOTECHNOLOGY -- 2.9%
        4,974  Amgen, Inc.                               816,084
                                                    ------------
               CAPITAL MARKETS -- 2.7%
       28,488  Federated Investors, Inc., Class B        750,374
                                                    ------------
               COMMERCIAL SERVICES &
                  SUPPLIES -- 0.6%
        4,860  McGrath RentCorp                          163,150
                                                    ------------
               COMMUNICATIONS EQUIPMENT
                  -- 3.1%
       25,676  Cisco Systems, Inc.                       867,849
                                                    ------------
               DISTRIBUTORS -- 2.6%
        7,893  Genuine Parts Co.                         729,392
                                                    ------------
               ELECTRIC UTILITIES -- 9.7%
        8,286  El Paso Electric Co.                      418,443
       20,080  Great Plains Energy, Inc.                 586,738
       16,428  Hawaiian Electric Industries, Inc.        547,217
       16,341  OGE Energy Corp.                          571,608
       13,398  Xcel Energy, Inc.                         595,541
                                                    ------------
                                                       2,719,547
                                                    ------------
               FOOD & STAPLES RETAILING
                  -- 2.6%
        9,176  CVS Health Corp.                          720,316
                                                    ------------
               GAS UTILITIES -- 1.8%
        8,306  Northwest Natural Gas Co.                 490,885
                                                    ------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 2.5%
       19,999  Owens & Minor, Inc.                       691,965
                                                    ------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.8%
        4,923  Cracker Barrel Old Country
                  Store, Inc.                            783,988
                                                    ------------
               HOUSEHOLD PRODUCTS -- 2.9%
        9,037  Procter & Gamble (The) Co.                811,974
                                                    ------------
               INSURANCE -- 5.6%
       13,808  Arthur J. Gallagher & Co.                 780,705
       12,457  Principal Financial Group, Inc.           786,161
                                                    ------------
                                                       1,566,866
                                                    ------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 0.7%
        8,942  PetMed Express, Inc.                      180,092
                                                    ------------
               IT SERVICES -- 2.7%
       12,655  Paychex, Inc.                             745,380
                                                    ------------
               LEISURE PRODUCTS -- 5.2%
        8,555  Hasbro, Inc.                              853,960
       23,483  Mattel, Inc.                              601,400
                                                    ------------
                                                       1,455,360
                                                    ------------

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               MULTI-UTILITIES -- 12.3%
       13,999  Avista Corp.                         $    546,661
        7,399  Consolidated Edison, Inc.                 574,606
        9,627  NorthWestern Corp.                        565,105
        5,338  Sempra Energy                             589,849
       10,093  Vectren Corp.                             591,551
        9,301  WEC Energy Group, Inc.                    563,920
                                                    ------------
                                                       3,431,692
                                                    ------------
               MULTILINE RETAIL -- 2.2%
       10,855  Target Corp.                              599,087
                                                    ------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 1.1%
        9,675  Pembina Pipeline Corp.                    306,794
                                                    ------------
               PHARMACEUTICALS -- 7.8%
        6,079  Johnson & Johnson                         757,139
       18,451  Novo Nordisk A/S, ADR                     632,500
       17,587  Sanofi, ADR                               795,812
                                                    ------------
                                                       2,185,451
                                                    ------------
               SOFTWARE -- 5.3%
       22,130  CA, Inc.                                  701,963
       11,608  Microsoft Corp.                           764,503
                                                    ------------
                                                       1,466,466
                                                    ------------
               SPECIALTY RETAIL -- 0.9%
       11,818  Cato Corp., Class A                       259,523
                                                    ------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 3.2%
       21,551  Coach, Inc.                               890,703
                                                    ------------
               TRADING COMPANIES &
                  DISTRIBUTORS -- 2.6%
        5,146  Watsco, Inc.                              736,804
                                                    ------------
               TOTAL COMMON STOCKS                    24,413,587
               (Cost $23,542,272)                   ------------

REAL ESTATE INVESTMENT TRUSTS -- 12.4%
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 12.4%
       12,656  LTC Properties, Inc.                      606,223
        9,062  National Health Investors, Inc.           658,173
        3,334  Public Storage                            729,846
       12,072  Realty Income Corp.                       718,646
       11,702  Ventas Inc.                               761,098
                                                    ------------
               TOTAL REAL ESTATE INVESTMENT
                  TRUSTS                               3,473,986
               (Cost $3,405,973)                    ------------
               TOTAL INVESTMENTS -- 99.9%             27,887,573
               (Cost $26,948,245) (a)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.1%                     27,920
                                                    ------------
               NET ASSETS -- 100.0%                 $ 27,915,493
                                                    ============


                        See Notes to Financial Statements                Page 55

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

MARCH 31, 2017 (UNAUDITED)


(a) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,565,976 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $626,648.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           3/31/2017       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Common Stocks*            $ 24,413,587  $ 24,413,587  $        --  $         --
Real Estate Investment
   Trusts*                   3,473,986     3,473,986           --            --
                          -----------------------------------------------------
Total Investments         $ 27,887,573  $ 27,887,573  $        --  $         --
                          =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2017.


Page 56                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2017 (UNAUDITED)

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
EXCHANGE-TRADED FUNDS -- 99.7%
               CAPITAL MARKETS* -- 99.7%
    6,952,637  First Trust Brazil
                  AlphaDEX(R) Fund                  $108,947,822
    3,279,582  First Trust Chindia ETF               103,897,158
    2,620,132  First Trust Germany
                  AlphaDEX(R) Fund                   103,600,019
    5,234,827  First Trust Latin America
                  AlphaDEX(R) Fund                   109,617,277
    2,427,746  First Trust Switzerland
                  AlphaDEX(R) Fund                   108,738,743
                                                    ------------
               TOTAL INVESTMENTS -- 99.7%            534,801,019
               (Cost $506,971,842) (a)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.3%                  1,659,651
                                                    ------------
               NET ASSETS -- 100.0%                 $536,460,670
                                                    ============

(a) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $27,829,177 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $0.

* Represents investments in affiliated funds.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           3/31/2017       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Exchange-Traded
   Funds**                $534,801,019  $534,801,019  $        --  $         --
                          =====================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2017.


                        See Notes to Financial Statements                Page 57

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC)

PORTFOLIO OF INVESTMENTS
MARCH 31, 2017 (UNAUDITED)

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
EXCHANGE-TRADED FUNDS -- 99.7%
               CAPITAL MARKETS* -- 99.7%
      654,326  First Trust Dow Jones Internet
                  Index Fund (a)                    $ 57,606,861
    1,679,779  First Trust Industrials/Producer
                  Durables AlphaDEX(R) Fund           57,650,015
    2,226,713  First Trust Nasdaq Bank ETF            57,760,935
      958,127  First Trust NASDAQ-100-
                  Technology Sector Index Fund        57,631,339
    2,053,132  First Trust Utilities
                  AlphaDEX(R) Fund                    56,235,285
                                                    ------------
               TOTAL INVESTMENTS -- 99.7%            286,884,435
               (Cost $262,822,015) (b)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.3%                    928,379
                                                    ------------
               NET ASSETS -- 100.0%                 $287,812,814
                                                    ============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $24,062,420 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $0.

* Represents investments in affiliated funds.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           3/31/2017       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Exchange-Traded
   Funds**                $286,884,435  $286,884,435  $        --  $         --
                          =====================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at March 31, 2017.


Page 58                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2017 (UNAUDITED)

                                                                     FIRST TRUST                              INTERNATIONAL
                                                                       NASDAQ             MULTI-ASSET          MULTI-ASSET
                                                                 TECHNOLOGY DIVIDEND  DIVERSIFIED INCOME   DIVERSIFIED INCOME
                                                                     INDEX FUND           INDEX FUND           INDEX FUND
                                                                       (TDIV)               (MDIV)               (YDIV)
                                                                 -------------------  -------------------  -------------------
ASSETS:
Investments, at value - Unaffiliated...........................    $   682,627,234      $   705,257,710      $     9,538,747
Investments, at value - Affiliated.............................                 --          174,882,399                   --
                                                                   ---------------      ---------------      ---------------
Total investments, at value....................................        682,627,234          880,140,109            9,538,747
Cash...........................................................                 --            2,020,207                2,417
Receivables:
   Investment securities sold..................................          2,533,256                   --                   --
   Dividends...................................................            872,084            3,667,134               25,273
   Capital shares sold.........................................                 --                   --                   --
   Dividend reclaims...........................................            112,278                   --                8,791
Other assets...................................................                 --                  310                   --
                                                                   ---------------      ---------------      ---------------
   Total Assets................................................        686,144,852          885,827,760            9,575,228
                                                                   ---------------      ---------------      ---------------
LIABILITIES:
Options written, at value......................................                 --                   --                   --
Due to custodian...............................................            227,681                   --                   --
Due to custodian foreign currency..............................                 --                   --                1,740
Payables:
   Investment securities purchased.............................          2,536,601            1,623,118                   --
   Investment advisory fees....................................            292,277              288,667                5,623
Other liabilities..............................................                 --                   --                   --
                                                                   ---------------      ---------------      ---------------
   Total Liabilities...........................................          3,056,559            1,911,785                7,363
                                                                   ---------------      ---------------      ---------------
NET ASSETS.....................................................    $   683,088,293      $   883,915,975      $     9,567,865
                                                                   ===============      ===============      ===============
NET ASSETS CONSIST OF:
Paid-in capital................................................    $   615,304,804      $   972,259,677      $    12,380,062
Par value......................................................            215,550              453,000                5,500
Accumulated net investment income (loss).......................          3,035,610           (5,766,862)             (24,409)
Accumulated net realized gain (loss) on investments, foreign
   currency transactions, and options transactions.............        (12,695,217)        (110,904,230)          (3,000,797)
Net unrealized appreciation (depreciation) on investments,
   foreign currency translation, and options...................         77,227,546           27,874,390              207,509
                                                                   ---------------      ---------------      ---------------
NET ASSETS.....................................................    $   683,088,293      $   883,915,975      $     9,567,865
                                                                   ===============      ===============      ===============
NET ASSET VALUE, per share.....................................    $         31.69      $         19.51      $         17.40
                                                                   ===============      ===============      ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)......................         21,555,000           45,300,002              550,002
                                                                   ===============      ===============      ===============
Investments, at cost - Unaffiliated............................    $   605,399,688      $   676,458,596      $     9,331,018
                                                                   ===============      ===============      ===============
Investment, at cost - Affiliated...............................    $            --      $   175,807,123      $            --
                                                                   ===============      ===============      ===============
Total investments, at cost.....................................    $   605,399,688      $   852,265,719      $     9,331,018
                                                                   ===============      ===============      ===============
Foreign currency, at cost (proceeds)...........................    $            --      $            --      $        (1,740)
                                                                   ===============      ===============      ===============
Premiums received on options written...........................    $            --      $            --      $            --
                                                                   ===============      ===============      ===============


Page 60                 See Notes to Financial Statements

                                                FIRST TRUST                             FIRST TRUST RBA
      FIRST TRUST          FIRST TRUST            RISING             FIRST TRUST           AMERICAN            FIRST TRUST
      HIGH INCOME           LOW BETA             DIVIDEND           DORSEY WRIGHT         INDUSTRIAL           RBA QUALITY
          ETF              INCOME ETF          ACHIEVERS ETF         FOCUS 5 ETF      RENAISSANCE(R) ETF       INCOME ETF
        (FTHI)               (FTLB)               (RDVY)                (FV)                (AIRR)               (QINC)
  -------------------  -------------------  -------------------  -------------------  -------------------  -------------------

    $    46,336,989      $     5,246,777      $   148,069,856      $            --      $   207,723,333      $    27,887,573
                 --                   --                   --        2,514,403,228                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
         46,336,989            5,246,777          148,069,856        2,514,403,228          207,723,333           27,887,573
            323,271               65,122            4,067,555            4,525,187               96,820                   --

                 --                   --                   --            4,796,432                   --                   --
             69,278                7,986              105,626                   --              161,149               45,234
                 --                   --                   --                   --                   --                   --
              8,416                   76                   --                   --                   --                1,958
                 --                   --                   --                   --                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
         46,737,954            5,319,961          152,243,037        2,523,724,847          207,981,302           27,934,765
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

            528,725               53,300                   --                   --                   --                   --
                 --                   --                   --                   --                   --                2,613
                 --                   --                   --                   --                   --                   --

                 --                   --            3,954,066                   --                   --                   --
             32,830                3,906               56,696              650,347              121,465               16,659
                541                   --                   --                   --                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
            562,096               57,206            4,010,762              650,347              121,465               19,272
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
    $    46,175,858      $     5,262,755      $   148,232,275      $ 2,523,074,500      $   207,859,837      $    27,915,493
    ===============      ===============      ===============      ===============      ===============      ===============

    $    46,188,147      $     5,607,480      $   140,230,727      $ 2,667,979,519      $   213,752,212      $    28,044,382
             21,742                2,500               56,000            1,048,500               87,000               12,000
           (540,129)             (39,417)              44,209            3,267,295              190,880               52,808

           (110,014)            (359,227)           2,075,082         (423,768,671)         (14,393,652)          (1,133,025)

            616,112               51,419            5,826,257          274,547,857            8,223,397              939,328
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
    $    46,175,858      $     5,262,755      $   148,232,275      $ 2,523,074,500      $   207,859,837      $    27,915,493
    ===============      ===============      ===============      ===============      ===============      ===============
    $         21.24      $         21.05      $         26.47      $         24.06      $         23.89      $         23.26
    ===============      ===============      ===============      ===============      ===============      ===============

          2,174,201              250,002            5,600,002          104,850,002            8,700,002            1,200,002
    ===============      ===============      ===============      ===============      ===============      ===============
    $    45,569,550      $     5,187,722      $   142,243,599      $            --      $   199,499,936      $    26,948,245
    ===============      ===============      ===============      ===============      ===============      ===============
    $            --      $            --      $            --      $ 2,239,855,371      $            --      $            --
    ===============      ===============      ===============      ===============      ===============      ===============
    $    45,569,550      $     5,187,722      $   142,243,599      $ 2,239,855,371      $   199,499,936      $    26,948,245
    ===============      ===============      ===============      ===============      ===============      ===============
    $            --      $            --      $            --      $            --      $            --      $            --
    ===============      ===============      ===============      ===============      ===============      ===============
    $       377,398      $        45,664      $            --      $            --      $            --      $            --
    ===============      ===============      ===============      ===============      ===============      ===============


                        See Notes to Financial Statements                Page 61

FIRST TRUST EXCHANGE-TRADED FUND VI

MARCH 31, 2017 (UNAUDITED)

                                                                     FIRST TRUST          FIRST TRUST
                                                                    DORSEY WRIGHT        DORSEY WRIGHT
                                                                    INTERNATIONAL           DYNAMIC
                                                                     FOCUS 5 ETF          FOCUS 5 ETF
                                                                        (IFV)                (FVC)
                                                                 -------------------  -------------------
ASSETS:
Investments, at value - Unaffiliated...........................    $            --      $            --
Investments, at value - Affiliated.............................        534,801,019          286,884,435
                                                                   ---------------      ---------------
Total investments, at value....................................        534,801,019          286,884,435
Cash...........................................................          1,786,835              989,015
Receivables:
   Investment securities sold..................................                 --                   --
   Dividends...................................................                 --                   --
   Capital shares sold.........................................                 --            3,363,009
   Dividend reclaims...........................................                 --                   --
Other assets...................................................                 --                   --
                                                                   ---------------      ---------------
   Total Assets................................................        536,587,854          291,236,459
                                                                   ---------------      ---------------
LIABILITIES:
Options written, at value......................................                 --                   --
Due to custodian...............................................                 --                   --
Due to custodian foreign currency..............................                 --                   --
Payables:
   Investment securities purchased.............................                 --            3,352,122
   Investment advisory fees....................................            127,184               71,523
Other liabilities..............................................                 --                   --
                                                                   ---------------      ---------------
   Total Liabilities...........................................            127,184            3,423,645
                                                                   ---------------      ---------------
NET ASSETS.....................................................    $   536,460,670      $   287,812,814
                                                                   ===============      ===============
NET ASSETS CONSIST OF:
Paid-in capital................................................    $   592,897,462      $   268,248,420
Par value......................................................            279,500              128,500
Accumulated net investment income (loss).......................          1,152,553              416,672
Accumulated net realized gain (loss) on investments, foreign
   currency transactions, and options transactions.............        (85,698,022)          (5,043,198)
Net unrealized appreciation (depreciation) on investments,
   foreign currency translation, and options...................         27,829,177           24,062,420
                                                                   ---------------      ---------------
NET ASSETS.....................................................    $   536,460,670      $   287,812,814
                                                                   ===============      ===============
NET ASSET VALUE, per share.....................................    $         19.19      $         22.40
                                                                   ===============      ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)......................         27,950,002           12,850,002
                                                                   ===============      ===============
Investments, at cost - Unaffiliated............................    $            --      $            --
                                                                   ===============      ===============
Investment, at cost - Affiliated...............................    $   506,971,842      $   262,822,015
                                                                   ===============      ===============
Total investments, at cost.....................................    $   506,971,842      $   262,822,015
                                                                   ===============      ===============
Foreign currency, at cost (proceeds)...........................    $            --      $            --
                                                                   ===============      ===============
Premiums received on options written...........................    $            --      $            --
                                                                   ===============      ===============


Page 62                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2017 (UNAUDITED)

                                                                     FIRST TRUST                              INTERNATIONAL
                                                                       NASDAQ             MULTI-ASSET          MULTI-ASSET
                                                                 TECHNOLOGY DIVIDEND  DIVERSIFIED INCOME   DIVERSIFIED INCOME
                                                                     INDEX FUND           INDEX FUND           INDEX FUND
                                                                       (TDIV)               (MDIV)               (YDIV)
                                                                 -------------------  -------------------  -------------------
INVESTMENT INCOME:
Dividends - Unaffiliated.......................................    $     9,307,809      $    16,505,103      $       238,427
Dividends - Affiliated.........................................                 --            4,353,711                   --
Interest.......................................................                 --                6,401                   --
Foreign tax withholding........................................           (133,186)                  --              (19,235)
Other..........................................................                 --                   37                    2
                                                                   ---------------      ---------------      ---------------
   Total investment income.....................................          9,174,623           20,865,252              219,194
                                                                   ---------------      ---------------      ---------------
EXPENSES:
Investment advisory fees.......................................          1,564,364            2,580,811               36,023
Merger expense.................................................                 --                   --                   --
                                                                   ---------------      ---------------      ---------------
   Total expenses..............................................          1,564,364            2,580,811               36,023
   Fees waived or expenses reimbursed by
      the investment advisor...................................                 --             (524,110)                  --
                                                                   ---------------      ---------------      ---------------
   Net expenses................................................          1,564,364            2,056,701               36,023
                                                                   ---------------      ---------------      ---------------
NET INVESTMENT INCOME (LOSS)...................................          7,610,259           18,808,551              183,171
                                                                   ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..................................         (5,399,101)         (15,307,682)             (71,911)
   Investments - Affiliated....................................                 --              (89,385)                  --
   Written option transactions.................................                 --                   --                   --
   In-kind redemptions - Unaffiliated..........................         27,104,949           23,723,712              (56,042)
   In-kind redemptions - Affiliated............................                 --               77,167                   --
   Foreign currency transactions...............................                 --                   --               (1,322)
                                                                   ---------------      ---------------      ---------------
Net realized gain (loss).......................................         21,705,848            8,403,812             (129,275)
                                                                   ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated..................................         27,447,151           22,956,470               42,822
   Investments - Affiliated....................................                 --              699,298                   --
   Written options held........................................                 --                   --                   --
   Foreign currency translation................................                 --                   --                  229
                                                                   ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation)...........         27,447,151           23,655,768               43,051
                                                                   ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................         49,152,999           32,059,580              (86,224)
                                                                   ---------------      ---------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS...................................    $    56,763,258      $    50,868,131      $        96,947
                                                                   ===============      ===============      ===============


                        See Notes to Financial Statements                Page 63

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR THE SIX MONTHS ENDED MARCH 31, 2017 (UNAUDITED)

                                                                                                               FIRST TRUST
                                                                     FIRST TRUST         FIRST TRUST             RISING
                                                                     HIGH INCOME           LOW BETA             DIVIDEND
                                                                         ETF              INCOME ETF          ACHIEVERS ETF
                                                                       (FTHI)               (FTLB)               (RDVY)
                                                                 -------------------  -------------------  -------------------
INVESTMENT INCOME:
Dividends - Unaffiliated.......................................    $       514,676      $        54,633      $       806,507
Dividends - Affiliated.........................................                 --                   --                   --
Interest.......................................................              1,052                  138                  106
Foreign tax withholding........................................             (2,720)                (225)                 450
Other..........................................................              1,449                    9                   --
                                                                   ---------------      ---------------      ---------------
   Total investment income.....................................            514,457               54,555              807,063
                                                                   ---------------      ---------------      ---------------
EXPENSES:
Investment advisory fees.......................................            188,649               20,471              181,672
Merger expense.................................................              7,934                   --                   --
                                                                   ---------------      ---------------      ---------------
   Total expenses..............................................            196,583               20,471              181,672
   Fees waived or expenses reimbursed by
      the investment advisor...................................                 --                   --                   --
                                                                   ---------------      ---------------      ---------------
   Net expenses................................................            196,583               20,471              181,672
                                                                   ---------------      ---------------      ---------------
NET INVESTMENT INCOME (LOSS)...................................            317,874               34,084              625,391
                                                                   ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..................................         (6,090,637)            (164,325)          (1,103,354)
   Investments - Affiliated....................................                 --                   --                   --
   Written option transactions.................................           (989,510)             (74,667)                  --
   In-kind redemptions - Unaffiliated..........................          7,659,695              522,862            5,507,338
   In-kind redemptions - Affiliated............................                 --                   --                   --
   Foreign currency transactions...............................                 --                   --                   --
                                                                   ---------------      ---------------      ---------------
Net realized gain (loss).......................................            579,548              283,870            4,403,984
                                                                   ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated..................................            399,279              (91,453)           5,372,805
   Investments - Affiliated....................................                 --                   --                   --
   Written options held........................................           (173,142)             (16,736)                  --
   Foreign currency translation................................                 --                   --                   --
                                                                   ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation)...........            226,137             (108,189)           5,372,805
                                                                   ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................            805,685              175,681            9,776,789
                                                                   ---------------      ---------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS...................................    $     1,123,559      $       209,765      $    10,402,180
                                                                   ===============      ===============      ===============


Page 64                 See Notes to Financial Statements

                         FIRST TRUST RBA                             FIRST TRUST          FIRST TRUST
      FIRST TRUST           AMERICAN            FIRST TRUST         DORSEY WRIGHT        DORSEY WRIGHT
     DORSEY WRIGHT         INDUSTRIAL           RBA QUALITY         INTERNATIONAL           DYNAMIC
      FOCUS 5 ETF      RENAISSANCE(R) ETF       INCOME ETF           FOCUS 5 ETF          FOCUS 5 ETF
         (FV)                (AIRR)               (QINC)                (IFV)                (FVC)
  -------------------  -------------------  -------------------  -------------------  -------------------

    $            --      $       658,809      $       439,950      $            --      $            --
         13,620,865                   --                   --            1,895,987            1,372,372
             13,609                   80                   45                  616                  537
                 --                   --               (1,785)                  --                   --
                 --                   --                   --                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------
         13,634,474              658,889              438,210            1,896,603            1,372,909
    ---------------      ---------------      ---------------      ---------------      ---------------

          4,063,851              420,292               87,162              634,990              383,630
                 --                   --                   --                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------
          4,063,851              420,292               87,162              634,990              383,630

                 --                   --                   --                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------
          4,063,851              420,292               87,162              634,990              383,630
    ---------------      ---------------      ---------------      ---------------      ---------------
          9,570,623              238,597              351,048            1,261,613              989,279
    ---------------      ---------------      ---------------      ---------------      ---------------


                 --             (650,102)          (1,053,031)                  --                   --
         (5,071,753)                  --                   --              (57,444)          (6,151,381)
                 --                   --                   --                   --                   --
                 --              643,537            1,146,773                   --                   --
         61,936,073                   --                   --           (2,643,503)           1,700,309
                 --                   --                   --                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------
         56,864,320               (6,565)              93,742           (2,700,947)          (4,451,072)
    ---------------      ---------------      ---------------      ---------------      ---------------

                 --            6,678,324            1,262,600                   --                   --
         72,995,374                   --                   --           35,797,480           17,365,201
                 --                   --                   --                   --                   --
                 --                   --                   --                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------
         72,995,374            6,678,324            1,262,600           35,797,480           17,365,201
    ---------------      ---------------      ---------------      ---------------      ---------------
        129,859,694            6,671,759            1,356,342           33,096,533           12,914,129
    ---------------      ---------------      ---------------      ---------------      ---------------

    $   139,430,317      $     6,910,356      $     1,707,390      $    34,358,146      $    13,903,408
    ===============      ===============      ===============      ===============      ===============


                        See Notes to Financial Statements                Page 65

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FIRST TRUST                            MULTI-ASSET
                                                                  NASDAQ TECHNOLOGY                     DIVERSIFIED INCOME
                                                                 DIVIDEND INDEX FUND                        INDEX FUND
                                                                       (TDIV)                                 (MDIV)
                                                         -----------------------------------    -----------------------------------
                                                            SIX MONTHS                             SIX MONTHS
                                                              ENDED                                  ENDED
                                                            3/31/2017          YEAR ENDED          3/31/2017          YEAR ENDED
                                                           (UNAUDITED)         9/30/2016          (UNAUDITED)         9/30/2016
                                                         ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)..........................   $      7,610,259   $     14,664,675    $     18,808,551   $     34,969,927
Net realized gain (loss)..............................         21,705,848          7,617,911           8,403,812        (42,840,385)
Net change in unrealized appreciation (depreciation)..         27,447,151         84,341,502          23,655,768         79,007,207
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations....................................         56,763,258        106,624,088          50,868,131         71,136,749
                                                         ----------------   ----------------    ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................         (6,332,726)       (13,406,693)        (23,389,156)       (36,845,700)
Net realized gain.....................................                 --                 --                  --                 --
Return of capital.....................................                 --                 --                  --        (17,595,628)
                                                         ----------------   ----------------    ----------------   ----------------
Total distributions to shareholders...................         (6,332,726)       (13,406,693)        (23,389,156)       (54,441,328)
                                                         ----------------   ----------------    ----------------   ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.............................        147,396,837        134,674,938         169,329,058         89,957,335
Cost of shares redeemed...............................        (86,839,495)      (125,903,528)       (186,415,976)      (114,123,745)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions......................         60,557,342          8,771,410         (17,086,918)       (24,166,410)
                                                         ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets...............        110,987,874        101,988,805          10,392,057         (7,470,989)
NET ASSETS:
Beginning of period...................................        572,100,419        470,111,614         873,523,918        880,994,907
                                                         ----------------   ----------------    ----------------   ----------------
End of period.........................................   $    683,088,293   $    572,100,419    $    883,915,975   $    873,523,918
                                                         ================   ================    ================   ================
Accumulated net investment income (loss)
   at end of period...................................   $      3,035,610   $      1,758,077    $     (5,766,862)  $     (1,186,257)
                                                         ================   ================    ================   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...............         19,505,000         19,405,000          46,250,002         47,950,002
Shares sold...........................................          4,850,000          4,950,000           8,700,000          4,650,000
Shares redeemed.......................................         (2,800,000)        (4,850,000)         (9,650,000)        (6,350,000)
                                                         ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period.....................         21,555,000         19,505,000          45,300,002         46,250,002
                                                         ================   ================    ================   ================


Page 66                 See Notes to Financial Statements

           INTERNATIONAL                           FIRST TRUST                            FIRST TRUST
      MULTI-ASSET DIVERSIFIED                      HIGH INCOME                             LOW BETA
         INCOME INDEX FUND                             ETF                                INCOME ETF
              (YDIV)                                 (FTHI)                                 (FTLB)
-----------------------------------    -----------------------------------    -----------------------------------
   SIX MONTHS                             SIX MONTHS                             SIX MONTHS
     ENDED                                  ENDED                                  ENDED
   3/31/2017          YEAR ENDED          3/31/2017          YEAR ENDED          3/31/2017          YEAR ENDED
  (UNAUDITED)         9/30/2016          (UNAUDITED)         9/30/2016          (UNAUDITED)         9/30/2016
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

$        183,171   $        620,139    $        317,874   $        124,133    $         34,084   $         98,886
        (129,275)        (1,307,371)            579,548             86,605             283,870             56,077
          43,051          2,156,536             226,137            657,092            (108,189)           323,438
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

          96,947          1,469,304           1,123,559            867,830             209,765            478,401
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

        (259,356)          (550,821)           (858,003)          (124,232)            (73,501)           (98,943)
              --                 --                  --                 --                  --                 --
              --                 --                  --           (214,270)                 --            (81,308)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
        (259,356)          (550,821)           (858,003)          (338,502)            (73,501)          (180,251)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

              --          7,119,247         136,093,367          5,999,821           5,267,929          4,968,623
      (3,231,463)        (7,752,274)        (97,381,496)        (6,021,754)         (4,218,476)        (5,951,831)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

      (3,231,463)          (633,027)         38,711,871            (21,933)          1,049,453           (983,208)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
      (3,393,872)           285,456          38,977,427            507,395           1,185,717           (685,058)

      12,961,737         12,676,281           7,198,431          6,691,036           4,077,038          4,762,096
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

$      9,567,865   $     12,961,737    $     46,175,858   $      7,198,431    $      5,262,755   $      4,077,038
================   ================    ================   ================    ================   ================
$        (24,409)  $         51,776    $       (540,129)  $             --    $        (39,417)  $             --
================   ================    ================   ================    ================   ================

         750,002            800,002             350,002            350,002             200,002            250,002
              --            450,000           6,574,957            300,000             250,000            250,000
        (200,000)          (500,000)         (4,750,758)          (300,000)           (200,000)          (300,000)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
         550,002            750,002           2,174,201            350,002             250,002            200,002
================   ================    ================   ================    ================   ================


                        See Notes to Financial Statements                Page 67

FIRST TRUST EXCHANGE-TRADED FUND VI

                                                                     FIRST TRUST                            FIRST TRUST
                                                                   RISING DIVIDEND                         DORSEY WRIGHT
                                                                    ACHIEVERS ETF                           FOCUS 5 ETF
                                                                       (RDVY)                                  (FV)
                                                         -----------------------------------    -----------------------------------
                                                            SIX MONTHS                             SIX MONTHS
                                                              ENDED                                  ENDED
                                                            3/31/2017          YEAR ENDED          3/31/2017          YEAR ENDED
                                                           (UNAUDITED)         9/30/2016          (UNAUDITED)         9/30/2016
                                                         ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)..........................   $        625,391   $        670,100    $      9,570,623   $     22,603,039
Net realized gain (loss)..............................          4,403,984         (1,989,655)         56,864,320       (410,854,935)
Net change in unrealized appreciation (depreciation)..          5,372,805          2,965,374          72,995,374        443,540,462
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets
   resulting from operations..........................         10,402,180          1,645,819         139,430,317         55,288,566
                                                         ----------------   ----------------    ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................           (591,890)          (679,226)        (14,434,910)       (17,612,760)
Net realized gain.....................................                 --           (133,200)                 --                 --
Return of capital.....................................                 --                 --                  --                 --
                                                         ----------------   ----------------    ----------------   ----------------
Total distributions to shareholders...................           (591,890)          (812,426)        (14,434,910)       (17,612,760)
                                                         ----------------   ----------------    ----------------   ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.............................        154,904,881         17,364,727           8,101,433        828,967,600
Cost of shares redeemed...............................        (44,129,020)       (19,028,751)       (665,487,502)    (1,877,965,786)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions......................        110,775,861         (1,664,024)       (657,386,069)    (1,048,998,186)
                                                         ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets...............        120,586,151           (830,631)       (532,390,662)    (1,011,322,380)
NET ASSETS:
Beginning of period...................................         27,646,124         28,476,755       3,055,465,162      4,066,787,542
                                                         ----------------   ----------------    ----------------   ----------------
End of period.........................................   $    148,232,275   $     27,646,124    $  2,523,074,500   $  3,055,465,162
                                                         ================   ================    ================   ================
Accumulated net investment income (loss)
   at end of period...................................   $         44,209   $         10,708    $      3,267,295   $      8,131,582
                                                         ================   ================    ================   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...............          1,250,002          1,400,002         133,350,002        185,600,002
Shares sold...........................................          6,000,000            800,000             350,000         36,200,000
Shares redeemed.......................................         (1,650,000)          (950,000)        (28,850,000)       (88,450,000)
                                                         ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period.....................          5,600,002          1,250,002         104,850,002        133,350,002
                                                         ================   ================    ================   ================


Page 68                 See Notes to Financial Statements

            FIRST TRUST                                                                   FIRST TRUST
           RBA AMERICAN                            FIRST TRUST                           DORSEY WRIGHT
            INDUSTRIAL                         RBA QUALITY INCOME                        INTERNATIONAL
        RENAISSANCE(R) ETF                             ETF                                FOCUS 5 ETF
              (AIRR)                                 (QINC)                                  (IFV)
-----------------------------------    -----------------------------------    -----------------------------------
   SIX MONTHS                             SIX MONTHS                             SIX MONTHS
     ENDED                                  ENDED                                  ENDED
   3/31/2017          YEAR ENDED          3/31/2017          YEAR ENDED          3/31/2017          YEAR ENDED
  (UNAUDITED)         9/30/2016          (UNAUDITED)         9/30/2016          (UNAUDITED)         9/30/2016
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

$        238,597   $        144,529    $        351,048   $        356,658    $      1,261,613   $      6,036,833
          (6,565)        (3,323,740)             93,742            463,697          (2,700,947)      (109,479,790)
       6,678,324         11,859,211           1,262,600            197,379          35,797,480        113,173,947
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

       6,910,356          8,680,000           1,707,390          1,017,734          34,358,146          9,730,990
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

         (81,480)          (121,080)           (345,136)          (309,426)           (682,950)        (8,312,585)
              --                 --                  --                 --                  --                 --
              --                 --                  --                 --                  --                 --
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
         (81,480)          (121,080)           (345,136)          (309,426)           (682,950)        (8,312,585)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

     182,518,300          5,722,303          12,435,842         28,750,981         144,426,261         64,792,177
      (1,979,001)       (36,656,693)         (7,989,436)       (17,401,527)        (91,682,969)      (242,930,856)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

     180,539,299        (30,934,390)          4,446,406         11,349,454          52,743,292       (178,138,679)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
     187,368,175        (22,375,470)          5,808,660         12,057,762          86,418,488       (176,720,274)

      20,491,662         42,867,132          22,106,833         10,049,071         450,042,182        626,762,456
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
$    207,859,837   $     20,491,662    $     27,915,493   $     22,106,833    $    536,460,670   $    450,042,182
================   ================    ================   ================    ================   ================

$        190,880   $         33,763    $         52,808   $         46,896    $      1,152,553   $        573,890
================   ================    ================   ================    ================   ================

       1,000,002          2,800,002           1,000,002            500,002          25,650,002         36,700,002
       7,800,000            300,000             550,000          1,300,000           7,650,000          3,700,000
        (100,000)        (2,100,000)           (350,000)          (800,000)         (5,350,000)       (14,750,000)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
       8,700,002          1,000,002           1,200,002          1,000,002          27,950,002         25,650,002
================   ================    ================   ================    ================   ================


                        See Notes to Financial Statements                Page 69

FIRST TRUST EXCHANGE-TRADED FUND VI

                                                                     FIRST TRUST
                                                                DORSEY WRIGHT DYNAMIC
                                                                     FOCUS 5 ETF
                                                                        (FVC)
                                                         -----------------------------------
                                                            SIX MONTHS       FOR THE PERIOD
                                                              ENDED          3/17/2016 (a)
                                                            3/31/2017           THROUGH
                                                           (UNAUDITED)         9/30/2016
                                                         ----------------   ----------------
OPERATIONS:
Net investment income (loss)..........................   $        989,279   $      1,004,963
Net realized gain (loss)..............................         (4,451,072)          (513,246)
Net change in unrealized appreciation (depreciation)..         17,365,201          6,697,219
                                                         ----------------   ----------------
Net increase (decrease) in net assets resulting from
   operations.........................................         13,903,408          7,188,936
                                                         ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................         (1,179,720)          (397,850)
Net realized gain.....................................            (78,880)                --
Return of capital.....................................                 --                 --
                                                         ----------------   ----------------
Total distributions to shareholders...................         (1,258,600)          (397,850)
                                                         ----------------   ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.............................         97,381,260        227,748,556
Cost of shares redeemed...............................        (56,752,896)                --
                                                         ----------------   ----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...........................         40,628,364        227,748,556
                                                         ----------------   ----------------
Total increase (decrease) in net assets...............         53,273,172        234,539,642
NET ASSETS:
Beginning of period...................................        234,539,642                 --
                                                         ----------------   ----------------
End of period.........................................   $    287,812,814   $    234,539,642
                                                         ================   ================
Accumulated net investment income (loss) at end of
   period.............................................   $        416,672   $        607,113
                                                         ================   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...............         11,000,002                 --
Shares sold...........................................          4,600,000         11,000,002
Shares redeemed.......................................         (2,750,000)                --
                                                         ----------------   ----------------
Shares outstanding, end of period.....................         12,850,002         11,000,002
                                                         ================   ================


(a) Inception date is March 17, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 70                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

                                             SIX MONTHS                                                          FOR THE PERIOD
                                               ENDED                     YEAR ENDED SEPTEMBER 30,                8/13/2012 (a)
                                             3/31/2017     ----------------------------------------------------     THROUGH
                                            (UNAUDITED)       2016          2015          2014          2013       9/30/2012
                                           --------------  ----------    ----------    ----------    ----------  --------------
Net asset value, beginning of period         $    29.33    $    24.23    $    27.04    $    22.56    $    19.74    $    19.92
                                             ----------    ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.35          0.80          0.73          0.73          0.59          0.04
Net realized and unrealized gain (loss)            2.31          5.02         (2.83)         4.46          2.81         (0.18)
                                             ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                   2.66          5.82         (2.10)         5.19          3.40         (0.14)
                                             ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.30)        (0.72)        (0.71)        (0.71)        (0.58)        (0.04)
                                             ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period               $    31.69    $    29.33    $    24.23    $    27.04    $    22.56    $    19.74
                                             ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (b)                                   9.10%        24.31%        (7.92)%       23.19%        17.49%        (0.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $  683,088    $  572,100    $  470,112    $  723,536    $  205,440    $   27,731
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.50%(c)      0.50%         0.50%         0.50%         0.50%         0.50% (c)
Ratio of net investment income (loss) to
   average net assets                              2.43%(c)      3.01%         2.58%         3.13%         2.95%         2.39% (c)
Portfolio turnover rate (d)                          10%           30%           27%           34%           37%           18%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the Fund on July 19, 2012 in order to provide initial capital required by SEC rules.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 71

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

                                             SIX MONTHS                                                          FOR THE PERIOD
                                               ENDED                     YEAR ENDED SEPTEMBER 30,                8/13/2012 (a)
                                             3/31/2017     ----------------------------------------------------     THROUGH
                                            (UNAUDITED)       2016          2015          2014          2013       9/30/2012
                                           --------------  ----------    ----------    ----------    ----------  --------------
Net asset value, beginning of period         $    18.89    $    18.37    $    21.48    $    20.65    $    20.18    $    19.98
                                             ----------    ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.42          0.83          0.99          1.05          0.90          0.09
Net realized and unrealized gain (loss)            0.72          0.94         (2.73)         1.02          0.71          0.15
                                             ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                   1.14          1.77         (1.74)         2.07          1.61          0.24
                                             ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.52)        (0.85)        (0.99)        (1.24)        (1.07)        (0.04)
Return of capital                                    --         (0.40)        (0.38)           --         (0.07)           --
                                             ----------    ----------    ----------    ----------    ----------    ----------
Total distributions                               (0.52)        (1.25)        (1.37)        (1.24)        (1.14)        (0.04)
                                             ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period               $    19.51    $    18.89    $    18.37    $    21.48    $    20.65    $    20.18
                                             ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (b)                                   6.11%         9.86%        (8.57)%       10.17%         8.08%         1.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $  883,916    $  873,524    $  880,995    $  783,954    $  491,585    $   34,307
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.60%(c)      0.60%         0.60%         0.60%         0.60%         0.60% (c)
Ratio of net expenses to average net assets        0.48%(c)      0.48%         0.50%         0.60%         0.60%         0.60% (c)
Ratio of net investment income (loss) to
   average net assets                              4.37%(c)      4.25%         4.71%         4.55%         4.80%         7.10% (c)
Portfolio turnover rate (d)                          36%          115%          116%           96%          124%           34%


INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)



                                             SIX MONTHS                                            FOR THE PERIOD
                                               ENDED              YEAR ENDED SEPTEMBER 30,         8/22/2013 (a)
                                             3/31/2017     --------------------------------------     THROUGH
                                            (UNAUDITED)       2016          2015          2014       9/30/2013
                                           --------------  ----------    ----------    ----------  --------------
Net asset value, beginning of period         $    17.28    $    15.85    $    20.10    $    20.65    $    19.97
                                             ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.29          0.77          0.82          1.08          0.07
Net realized and unrealized gain (loss)            0.23          1.34         (4.18)        (0.27)         0.69
                                             ----------    ----------    ----------    ----------    ----------
Total from investment operations                   0.52          2.11         (3.36)         0.81          0.76
                                             ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.40)        (0.68)        (0.84)        (1.13)        (0.08)
Net realized gain                                    --            --            --         (0.23)           --
Return of capital                                    --            --         (0.05)           --            --
                                             ----------    ----------    ----------    ----------    ----------
Total distributions                               (0.40)        (0.68)        (0.89)        (1.36)        (0.08)
                                             ----------    ----------    ----------    ----------    ----------
Net asset value, end of period               $    17.40    $    17.28    $    15.85    $    20.10    $    20.65
                                             ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (b)                                   3.14%        13.57%       (17.29)%        3.93%         3.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $    9,568    $   12,962    $   12,676    $   13,066    $    5,164
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.70%(c)      0.70%         0.70%         0.70%         0.70% (c)
Ratio of net investment income (loss) to
   average net assets                              3.56%(c)      4.52%         4.44%         4.74%         3.15% (c)
Portfolio turnover rate (d)                          49%          151%          132%          116%           24%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 72                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HIGH INCOME ETF (FTHI)

                                             SIX MONTHS                                       FOR THE PERIOD
                                               ENDED           YEAR ENDED SEPTEMBER 30,        1/6/2014 (a)
                                             3/31/2017        ---------------------------        THROUGH
                                            (UNAUDITED)          2016             2015          9/30/2014
                                           --------------     ----------       ----------     --------------
Net asset value, beginning of period         $    20.57       $    19.12       $    20.29       $    19.93
                                             ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.22             0.34             0.54             0.40
Net realized and unrealized gain (loss)            0.92             2.06            (0.70)            0.52
                                             ----------       ----------       ----------       ----------
Total from investment operations                   1.14             2.40            (0.16)            0.92
                                             ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.47)           (0.35)           (0.32)           (0.56)
Return of capital                                    --            (0.60)           (0.69)              --
                                             ----------       ----------       ----------       ----------
Total distributions                               (0.47)           (0.95)           (1.01)           (0.56)
                                             ----------       ----------       ----------       ----------
Net asset value, end of period               $    21.24       $    20.57       $    19.12       $    20.29
                                             ==========       ==========       ==========       ==========
TOTAL RETURN (b)                                   5.56%           12.80%           (0.96)%           4.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $   46,176       $    7,198       $    6,691       $    3,044
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.89%(c)(d)      0.85%            0.85%            0.85% (c)
Ratio of net investment income (loss) to
   average net assets                              1.43% (c)        1.78%            1.57%            2.49% (c)
Portfolio turnover rate (e)                          80%             139%             191%              54%


FIRST TRUST LOW BETA INCOME ETF (FTLB)


                                             SIX MONTHS                                       FOR THE PERIOD
                                               ENDED           YEAR ENDED SEPTEMBER 30,        1/6/2014 (a)
                                             3/31/2017        ---------------------------        THROUGH
                                            (UNAUDITED)          2016             2015          9/30/2014
                                           --------------     ----------       ----------     --------------
Net asset value, beginning of period         $    20.38       $    19.05       $    20.21       $    19.93
                                             ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.16             0.24             0.44             0.40
Net realized and unrealized gain (loss)            0.83             1.74            (0.87)            0.36
                                             ----------       ----------       ----------       ----------
Total from investment operations                   0.99             1.98            (0.43)            0.76
                                             ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.32)           (0.36)           (0.32)           (0.48)
Return of capital                                    --            (0.29)           (0.41)              --
                                             ----------       ----------       ----------       ----------
Total distributions                               (0.32)           (0.65)           (0.73)           (0.48)
                                             ----------       ----------       ----------       ----------
Net asset value, end of period               $    21.05       $    20.38       $    19.05       $    20.21
                                             ==========       ==========       ==========       ==========
TOTAL RETURN (b)                                   4.86%           10.53%           (2.26)%           3.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $    5,263       $    4,077       $    4,762       $    3,031
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.85% (c)        0.85%            0.85%            0.85% (c)
Ratio of net investment income (loss) to
   average net assets                              1.42% (c)        1.79%            1.58%            2.47% (c)
Portfolio turnover rate (e)                         130%             143%             205%              38%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Includes merger expense. If this merger expense was not included, the expense ratio would have been 0.85%.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 73

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST RISING DIVIDEND ACHIEVERS ETF (RDVY)

                                             SIX MONTHS                                       FOR THE PERIOD
                                               ENDED           YEAR ENDED SEPTEMBER 30,        1/6/2014 (a)
                                             3/31/2017        ---------------------------        THROUGH
                                            (UNAUDITED)          2016             2015          9/30/2014
                                           --------------     ----------       ----------     --------------
Net asset value, beginning of period         $    22.12       $    20.34       $    21.02       $    19.93
                                             ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.16             0.53             0.39             0.29
Net realized and unrealized gain (loss)            4.35             1.86            (0.68)            1.08
                                             ----------       ----------       ----------       ----------
Total from investment operations                   4.51             2.39            (0.29)            1.37
                                             ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.16)           (0.54)           (0.39)           (0.28)
Net realized gains                                   --            (0.07)              --               --
                                             ----------       ----------       ----------       ----------
Total distributions                               (0.16)           (0.61)           (0.39)           (0.28)
                                             ----------       ----------       ----------       ----------
Net asset value, end of period               $    26.47       $    22.12       $    20.34       $    21.02
                                             ==========       ==========       ==========       ==========
TOTAL RETURN (b)                                  20.40%           11.98%           (1.47)%           6.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $  148,232       $   27,646       $   28,477       $    7,357
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.50% (c)        0.50%            0.50%            0.50% (c)
Ratio of net investment income (loss) to
   average net assets                              1.72% (c)        2.50%            2.03%            2.26% (c)
Portfolio turnover rate (d)                          69%              66%              71%              62%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 74                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)


                                             SIX MONTHS                                       FOR THE PERIOD
                                               ENDED           YEAR ENDED SEPTEMBER 30,        3/5/2014 (a)
                                             3/31/2017        ---------------------------        THROUGH
                                            (UNAUDITED)          2016             2015          9/30/2014
                                           --------------     ----------       ----------     --------------
Net asset value, beginning of period         $    22.91       $    21.91       $    20.40       $    20.02
                                             ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.09             0.16             0.04             0.01
Net realized and unrealized gain (loss)            1.18             0.96             1.50             0.37
                                             ----------       ----------       ----------       ----------
Total from investment operations                   1.27             1.12             1.54             0.38
                                             ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.12)           (0.12)           (0.03)            0.00 (b)
                                             ----------       ----------       ----------       ----------
Net asset value, end of period               $    24.06       $    22.91       $    21.91       $    20.40
                                             ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                   5.58%            5.10%            7.55%            1.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $2,523,075       $3,055,465       $4,066,788       $  567,068
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.30% (d)        0.30%            0.30%            0.30% (d)
Ratio of net investment income (loss) to
   average net assets                              0.71% (d)        0.62%            0.22%            0.22% (d)
Portfolio turnover rate (e)                          62%              42%               0%               0%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Amount is less than $0.01.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 75

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)


                                             SIX MONTHS                                       FOR THE PERIOD
                                               ENDED          YEAR ENDED SEPTEMBER 30,        3/10/2014 (a)
                                             3/31/2017        ---------------------------        THROUGH
                                            (UNAUDITED)          2016             2015          9/30/2014
                                           --------------     ----------       ----------     --------------
Net asset value, beginning of period         $    20.49       $    15.31       $    18.27       $    19.98
                                             ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.05 (b)         0.08 (b)         0.07             0.05
Net realized and unrealized gain (loss)            3.36             5.16            (2.97)           (1.72)
                                             ----------       ----------       ----------       ----------
Total from investment operations                   3.41             5.24            (2.90)           (1.67)
                                             ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.01)           (0.06)           (0.06)           (0.04)
                                             ----------       ----------       ----------       ----------
Net asset value, end of period               $    23.89       $    20.49       $    15.31       $    18.27
                                             ==========       ==========       ==========       ==========
TOTAL RETURN (c)                                  16.65%           34.27%          (15.90)%          (8.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $  207,860       $   20,492       $   42,867         $ 79,455
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.70% (d)        0.70%            0.70%            0.70% (d)
Ratio of net investment income (loss) to
   average net assets                              0.40% (d)        0.47%            0.35%            0.62% (d)
Portfolio turnover rate (e)                          17%              62%              66%              20%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 76                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST RBA QUALITY INCOME ETF (QINC)


                                             SIX MONTHS                                       FOR THE PERIOD
                                               ENDED           YEAR ENDED SEPTEMBER 30,       3/10/2014 (a)
                                             3/31/2017        ---------------------------        THROUGH
                                            (UNAUDITED)          2016             2015          9/30/2014
                                           --------------     ----------       ----------     --------------
Net asset value, beginning of period         $    22.11       $    20.10       $    19.91       $    20.00
                                             ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.31             0.55             0.53             0.34
Net realized and unrealized gain (loss)            1.15             1.96             0.19            (0.10)
                                             ----------       ----------       ----------       ----------
Total from investment operations                   1.46             2.51             0.72             0.24
                                             ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.31)           (0.50)           (0.53)           (0.33)
                                             ----------       ----------       ----------       ----------
Net asset value, end of period               $    23.26       $    22.11       $    20.10       $    19.91
                                             ==========       ==========       ==========       ==========
TOTAL RETURN (b)                                   6.68%           12.52%            3.49%            1.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $   27,915       $   22,107       $   10,049       $    4,978
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.70% (c)        0.70%            0.70%            0.70% (c)
Ratio of net investment income (loss) to
   average net assets                              2.82% (c)        2.79%            2.64%            3.16% (c)
Portfolio turnover rate (d)                          76%             136%             163%              55%


FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)



                                             SIX MONTHS                                       FOR THE PERIOD
                                               ENDED           YEAR ENDED SEPTEMBER 30,       7/22/2014 (a)
                                             3/31/2017        ---------------------------        THROUGH
                                            (UNAUDITED)          2016             2015          9/30/2014
                                           --------------     ----------       ----------     --------------
Net asset value, beginning of period         $    17.55       $    17.08       $    18.57       $    20.09
                                             ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.05             0.22             0.20             0.07
Net realized and unrealized gain (loss)            1.62             0.52            (1.50)           (1.59)
                                             ----------       ----------       ----------       ----------
Total from investment operations                   1.67             0.74            (1.30)           (1.52)
                                             ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.03)           (0.27)           (0.19)              --
                                             ----------       ----------       ----------       ----------
Net asset value, end of period               $    19.19       $    17.55       $    17.08       $    18.57
                                             ==========       ==========       ==========       ==========
TOTAL RETURN (b)                                   9.55%            4.35%           (7.01)%          (7.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $  536,461       $  450,042       $  626,762       $   31,574
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.30% (c)        0.30%            0.30%            0.30% (c)
Ratio of net investment income (loss) to
   average net assets                              0.60% (c)        1.14%            2.29%            5.67% (c)
Portfolio turnover rate (d)                           0%              58%               7%               0%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 77

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC)

                                             SIX MONTHS     FOR THE PERIOD
                                               ENDED        3/17/2016 (a)
                                             3/31/2017         THROUGH
                                            (UNAUDITED)       9/30/2016
                                           --------------   --------------
Net asset value, beginning of period        $     21.32       $    20.02
                                             ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.08             0.09
Net realized and unrealized gain (loss)            1.11             1.25
                                             ----------       ----------
Total from investment operations                   1.19             1.34
                                             ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.10)           (0.04)
Net realized gain                                 (0.01)              --
                                             ----------       ----------
Total distributions                               (0.11)           (0.04)
                                             ----------       ----------
Net asset value, end of period               $    22.40       $    21.32
                                             ==========       ==========
TOTAL RETURN (b)                                   5.59%            6.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $  287,813       $  234,540
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.30% (c)        0.30% (c)
Ratio of net investment income (loss) to
   average net assets                              0.77% (c)        1.45% (c)
Portfolio turnover rate (d)                          60%              15%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 78                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2017 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VI (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eighteen exchange-traded funds. This report covers the eleven funds listed below.

    First Trust NASDAQ Technology Dividend Index Fund -- (The Nasdaq Stock
       Market LLC ("Nasdaq") ticker "TDIV")
    Multi-Asset Diversified Income Index Fund -- (Nasdaq ticker "MDIV") International Multi-Asset Diversified Income Index Fund -- (Nasdaq ticker
       "YDIV")
    First Trust High Income ETF -- (Nasdaq ticker "FTHI")
    First Trust Low Beta Income ETF -- (Nasdaq ticker "FTLB")
    First Trust Rising Dividend Achievers ETF -- (Nasdaq ticker "RDVY")(1) First Trust Dorsey Wright Focus 5 ETF -- (Nasdaq ticker "FV")
    First Trust RBA American Industrial Renaissance(R) ETF -- (Nasdaq ticker
       "AIRR")
    First Trust RBA Quality Income ETF -- (Nasdaq ticker "QINC")
    First Trust Dorsey Wright International Focus 5 ETF -- (Nasdaq ticker
       "IFV")
    First Trust Dorsey Wright Dynamic Focus 5 ETF -- (Nasdaq ticker "FVC")

(1) Effective December 13, 2016, First Trust NASDAQ Rising Dividend Achievers ETF changed its name to First Trust Rising Dividend Achievers ETF. The Fund's ticker symbol was not changed.

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities in which the Funds invest, or in certain circumstances for cash. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund, except for FTHI and FTLB, is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                         INDEX
First Trust NASDAQ Technology Dividend Index Fund            NASDAQ Technology Dividend Index(SM) (1)
Multi-Asset Diversified Income Index Fund                    NASDAQ US Multi-Asset Diversified Income Index(SM) (1)
International Multi-Asset Diversified Income Index Fund      NASDAQ International Multi-Asset Diversified Income Index(SM) (1)
First Trust Rising Dividend Achievers ETF                    NASDAQ US Rising Dividend Achievers Index (1)
First Trust Dorsey Wright Focus 5 ETF                        Dorsey Wright Focus Five Index (2)
First Trust RBA American Industrial Renaissance(R) ETF       Richard Bernstein Advisors American Industrial Renaissance(R) Index (3)
First Trust RBA Quality Income ETF                           Richard Bernstein Advisors Quality Income Index(3)
First Trust Dorsey Wright International Focus 5 ETF          Dorsey Wright International Focus Five Index (2)
First Trust Dorsey Wright Dynamic Focus 5 ETF                Dorsey Wright Dynamic Focus Five Index (2)


(1) This index is developed, maintained and sponsored by Nasdaq, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

(2) This Index is developed and sponsored by Dorsey, Wright & Associates LLC, maintained by Nasdaq, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.


(3) This index is developed and sponsored by Richard Bernstein Advisors LLC, maintained by the New York Stock Exchange, and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

FTHI and FTLB are actively managed exchange-traded funds. The primary investment objective of FTHI is to provide current income. FTHI's secondary investment objective is to provide capital appreciation. FTHI will pursue its objectives by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of writing (selling) U.S. exchange-traded covered call options on the Standard & Poor's 500(R) Index (the "S&P 500"). Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund will also employ an option strategy in which it will write U.S. exchange-traded covered call options on the S&P 500 in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of the Fund's overall net asset value.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2017 (UNAUDITED)

The investment objective of FTLB is to provide current income. FTLB will pursue its objective by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of buying U.S. exchange-traded put options on the S&P 500 and writing (selling) U.S. exchange-traded covered call options on the S&P 500. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund will also employ an option strategy in which it will write U.S. exchange-traded covered call options on the S&P 500 in order to seek additional cash flow in the form of premiums on the options. A premium is the income received by an investor who sells or writes an option contract to another party. These premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the S&P 500 that seek to provide the Fund with downside protection and which are expected to reduce the Fund's price sensitivity to declining markets. The market value of the option strategy may be up to 20% of the Fund's overall net asset value.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      U.S. Treasuries are fair valued on the basis of valuations provided by a third-party pricing service approved by the Trust's Board of Trustees.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2017 (UNAUDITED)

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4)    issuer-specific    conditions    (such    as    significant   credit
            deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2017 (UNAUDITED)

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of March 31, 2017, is included with each Fund's Portfolio of Investments.

B. OPTION CONTRACTS

FTHI and FTLB are subject to equity price risk in the normal course of pursuing their investment objectives and may write (sell) U.S. exchange-traded covered call options on the S&P 500 to hedge against changes in the value of equities. Additionally, these two Funds seek to generate additional income, in the form of premiums received, from writing (selling) the options. FTHI and FTLB may write
(sell) covered call options or put options ("options") on all or a portion of the equity securities held in their respective portfolios and on securities indices as determined to be appropriate by the Advisor, consistent with their investment objectives. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. These two Funds will not write (sell) "naked" or uncovered options. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options written (sold) by FTHI and FTLB will either be exercised, expire, or be cancelled pursuant to a closing transaction. If an index option written (sold) by either of these two Funds is exercised, the Fund would be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the price of the index is less than the option's strike price, the index option will likely expire without being exercised. In the case of a stock option, if the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by each Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. Gain or loss on options is presented separately as "Net realized gain (loss) on Written options transactions" on the Statements of Operations.

The index options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to receive an amount of cash based on the difference between the closing level of the stock index and the exercise price on or prior to the option's expiration date. The stock options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to purchase securities from each Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call or put options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. As the writer (seller) of a covered option, each Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

FTLB may also purchase U.S. exchange-traded call or put options on the S&P 500 to hedge against changes in the value of equities. The purchase of call or put options involves the risk of loss of all or a part of the cash paid for the put options (the premium). The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. When the Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in "Investments, at cost" on the Statements of Assets and Liabilities.

If FTLB elects to exercise a call or put option on the S&P 500, settlement does not occur by the delivery of the securities comprising the Index. FTLB, as holder of the stock index option, receives an amount of cash if the closing level of the stock index upon which the option is based is less than the exercise price of the option. This amount of cash is equal to the difference


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2017 (UNAUDITED)

between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the Fund elects to allow a put option to expire, then the equity price risk for purchased options is limited to the premium initially paid. Gain or loss on options is included in "Net realized gain (loss) on Investments" on the Statements of Operations.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains, and investment income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

D. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received is included in "Net realized gain (loss) on foreign currency transaction" on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

E. AFFILIATED TRANSACTIONS

MDIV, FV, IFV, and FVC invest in securities of affiliated funds. Each Fund's investment performance and risks are related to the investment performance and risks of the affiliated funds.

Amounts relating to these investments in MDIV at March 31, 2017, and for the period then ended are:

                                                  SHARE ACTIVITY
                                --------------------------------------------------
                                BALANCE AT                             BALANCE AT      VALUE AT      DIVIDEND      REALIZED
SECURITY NAME                    9/30/2016   PURCHASES      SALES       3/31/2017     3/31/2017       INCOME      GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------
First Trust Tactical High
   Yield ETF                      3,532,556     298,050      (251,351)   3,579,255  $  174,882,399  $ 4,353,711  $     (12,218)
                                                                                    --------------  -----------  -------------

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2017 (UNAUDITED)

Amounts relating to these investments in FV at March 31, 2017, and for the period then ended are:

                                                  SHARE ACTIVITY
                                --------------------------------------------------
                                BALANCE AT                             BALANCE AT      VALUE AT      DIVIDEND      REALIZED
SECURITY NAME                    9/30/2016   PURCHASES      SALES       3/31/2017     3/31/2017       INCOME      GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------
First Trust Consumer
   Discretionary
   AlphaDEX(R) Fund              16,498,851      38,376   (16,537,227)          --  $           --  $        --  $ (25,073,968)
First Trust Consumer Staples
   AlphaDEX(R) Fund              12,511,664     494,047   (13,005,711)          --              --           --     (3,525,830)
First Trust Dow Jones Internet
   Index Fund                     8,479,711     104,891    (2,849,757)   5,734,845     504,895,754           --     30,919,730
First Trust Energy AlphaDEX(R)
   Fund                          39,461,135   2,410,158   (41,871,293)          --              --    2,418,620     27,504,588
First Trust Industrials/Producer
   Durables AlphaDEX(R) Fund             --  16,857,589    (2,135,138)  14,722,451     505,274,518    1,216,579      2,090,904
First Trust Nasdaq Bank ETF              --  19,646,375      (130,298)  19,516,077     506,247,038           --         (4,467)
First Trust NASDAQ-100-
   Technology Sector Index Fund          --  10,944,367    (2,546,845)   8,397,522     505,110,948    1,907,032     12,603,641
First Trust Utilities
   AlphaDEX(R) Fund              22,551,407   1,031,959    (5,588,661)  17,994,705     492,874,970    8,078,634     12,349,722
                                                                                    --------------  -----------  -------------
                                                                                    $2,514,403,228  $13,620,865  $  56,864,320
                                                                                    ==============  ===========  =============


Amounts relating to these investments in IFV at March 31, 2017, and for the period then ended are:

                                                  SHARE ACTIVITY
                                --------------------------------------------------
                                BALANCE AT                             BALANCE AT      VALUE AT      DIVIDEND      REALIZED
SECURITY NAME                    9/30/2016   PURCHASES      SALES       3/31/2017     3/31/2017       INCOME      GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------
First Trust Brazil
   AlphaDEX(R) Fund               6,389,531   1,903,133    (1,340,027)   6,952,637  $  108,947,822  $   884,572  $   1,118,393
First Trust Chindia ETF           3,013,970     897,707      (632,095)   3,279,582     103,897,158      339,681     (1,379,898)
First Trust Germany
   AlphaDEX(R) Fund               2,407,969     717,160      (504,997)   2,620,132     103,600,019       99,509     (1,580,695)
First Trust Latin America
   AlphaDEX(R) Fund               4,810,821   1,432,933    (1,008,927)   5,234,827     109,617,277      572,225       (167,790)
First Trust Switzerland
   AlphaDEX(R) Fund               2,231,140     664,521      (467,915)   2,427,746     108,738,743           --       (690,957)
                                                                                    --------------  -----------  -------------
                                                                                    $  584,801,019  $ 1,895,987  $  (2,700,947)
                                                                                    ==============  ===========  =============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2017 (UNAUDITED)

Amounts relating to these investments in FVC at March 31, 2017, and for the period then ended are:

                                                  SHARE ACTIVITY
                                --------------------------------------------------
                                BALANCE AT                             BALANCE AT      VALUE AT      DIVIDEND      REALIZED
SECURITY NAME                    9/30/2016   PURCHASES      SALES       3/31/2017     3/31/2017       INCOME      GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------
First Trust Consumer
   Discretionary AlphaDEX(R)
   Fund                           1,266,809     328,206    (1,595,015)          --  $           --  $        --  $     781,930
First Trust Consumer Staples
   AlphaDEX(R) Fund                 960,706     257,983    (1,218,689)          --              --           --     (2,995,766)
First Trust Dow Jones Internet
   Index Fund                       651,136     265,452      (262,262)     654,326      57,606,861           --        280,085
First Trust Energy
   AlphaDEX(R) Fund               3,029,997   1,191,447    (4,221,444)          --              --      245,442     (2,222,514)
First Trust Industrials/Producer
   Durables AlphaDEX(R) Fund             --   1,698,587       (18,808)   1,679,779      57,650,015      124,073         11,175
First Trust Nasdaq Bank ETF              --   2,226,713            --    2,226,713      57,760,935           --             --
First Trust NASDAQ-100-
   Technology Sector Index Fund          --   1,081,258      (123,131)     958,127      57,631,339      193,920        317,669
First Trust Utilities
   AlphaDEX(R) Fund               1,731,592     774,320      (452,780)   2,053,132      56,235,285      808,937       (623,651)
                                                                                    --------------  -----------  -------------
                                                                                    $  286,884,435  $ 1,372,372  $  (4,451,072)
                                                                                    ==============  ===========  =============


F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly for YDIV, MDIV, FTHI, and FTLB and quarterly for TDIV, RDVY, FV, AIRR, QINC, IFV, and FVC or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense, and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each applicable Fund during the fiscal year ended September 30, 2016 was as follows:

                                                                                  Distributions    Distributions    Distributions
                                                                                    paid from        paid from        paid from
                                                                                    Ordinary          Capital         Return of
                                                                                     Income            Gains           Capital
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $  13,406,693    $          --    $          --
Multi-Asset Diversified Income Index Fund                                            36,845,700               --       17,595,628
International Multi-Asset Diversified Income Index Fund                                 550,821               --               --
First Trust High Income ETF                                                             124,232               --          214,270
First Trust Low Beta Income ETF                                                          98,943               --           81,308
First Trust Rising Dividend Achievers ETF                                               812,426               --               --
First Trust Dorsey Wright Focus 5 ETF                                                17,612,760               --               --
First Trust RBA American Industrial Renaissance(R) ETF                                  121,080               --               --
First Trust RBA Quality Income ETF                                                      309,426               --               --
First Trust Dorsey Wright International Focus 5 ETF                                   8,312,585               --               --
First Trust Dorsey Wright Dynamic Focus 5 ETF                                           397,850               --               --

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2017 (UNAUDITED)

As of September 30, 2016, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                    Accumulated          Net
                                                                                  Undistributed     Capital and      Unrealized
                                                                                    Ordinary           Other        Appreciation
                                                                                     Income         Gain (Loss)     (Depreciation)
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $     962,845    $ (28,529,600)   $  44,704,162
Multi-Asset Diversified Income Index Fund                                                    --     (118,395,128)       2,119,451
International Multi-Asset Diversified Income Index Fund                                 136,195       (2,804,327)          12,844
First Trust High Income ETF                                                                  --         (605,966)         306,379
First Trust Low Beta Income ETF                                                              --         (643,193)         159,704
First Trust Rising Dividend Achievers ETF                                                10,708       (2,181,494)         306,044
First Trust Dorsey Wright Focus 5 ETF                                                 8,131,582     (478,453,094)     199,372,586
First Trust RBA American Industrial Renaissance(R) ETF                                   23,449      (14,318,935)       1,487,235
First Trust RBA Quality Income ETF                                                       46,896       (1,167,404)        (382,635)
First Trust Dorsey Wright International Focus 5 ETF                                     436,089      (82,685,278)      (8,142,299)
First Trust Dorsey Wright Dynamic Focus 5 ETF                                           685,908               --        6,105,178


G. INCOME TAXES

Each Fund intends to qualify or to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013, 2014, 2015, and 2016 remain open to federal and state audit for MDIV, TDIV, and YDIV. Taxable years ended 2014, 2015, and 2016 remain open to federal and state audit for AIRR, FTHI, FTLB, FV, IFV, QINC, and RDVY. Taxable year ended 2016 remains open to federal and state audit for FVC. As of March 31, 2017, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2016, the Funds had net capital losses for federal income tax purposes as shown in the table below. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                              Capital
                                                           Loss Available
                                                           --------------
First Trust NASDAQ Technology Dividend Index Fund          $   28,529,600
Multi-Asset Diversified Income Index Fund                     118,395,128
International Multi-Asset Diversified Income Index Fund         2,804,327
First Trust High Income ETF                                       605,966
First Trust Low Beta Income ETF                                   643,193
First Trust Rising Dividend Achievers ETF                       2,181,494
First Trust Dorsey Wright Focus 5 ETF                         478,453,094
First Trust RBA American Industrial Renaissance(R) ETF         14,318,935
First Trust RBA Quality Income ETF                              1,167,404
First Trust Dorsey Wright International Focus 5 ETF            82,685,278
First Trust Dorsey Wright Dynamic Focus 5 ETF                          --

H. EXPENSES

Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of advisory fees, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, and extraordinary expenses, which are paid by each respective Fund. See Note 3 relating to a reduction in MDIV's annual unitary management fee.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2017 (UNAUDITED)

First Trust has entered into licensing agreements with the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust NASDAQ Technology Dividend Index Fund               Nasdaq, Inc.
Multi-Asset Diversified Income Index Fund                       Nasdaq, Inc.
International Multi-Asset Diversified Income Index Fund         Nasdaq, Inc.
First Trust Rising Dividend Achievers ETF                       Nasdaq, Inc.
First Trust Dorsey Wright Focus 5 ETF                           Dorsey, Wright & Associates, LLC
First Trust RBA American Industrial Renaissance(R) ETF          Richard Bernstein Advisors LLC
First Trust RBA Quality Income ETF                              Richard Bernstein Advisors LLC
First Trust Dorsey Wright International Focus 5 ETF             Dorsey, Wright & Associates, LLC
First Trust Dorsey Wright Dynamic Focus 5 ETF                   Dorsey, Wright & Associates, LLC


The respective license agreements allow for the use by First Trust of each Fund's respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

I. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trusts funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

J. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

Each Fund pays First Trust an annual unitary management fee based on each Fund's average daily net assets at a rate set forth below:

                                                                         Rate
                                                                       ---------
      First Trust NASDAQ Technology Dividend Index Fund                  0.50%
      Multi-Asset Diversified Income Index Fund                          0.60%
      International Multi-Asset Diversified Income Index Fund            0.70%
      First Trust High Income ETF                                        0.85%
      First Trust Low Beta Income ETF                                    0.85%
      First Trust Rising Dividend Achievers ETF                          0.50%
      First Trust Dorsey Wright Focus 5 ETF                              0.30%
      First Trust RBA American Industrial Renaissance(R) ETF             0.70%
      First Trust RBA Quality Income ETF                                 0.70%
      First Trust Dorsey Wright International Focus 5 ETF                0.30%
      First Trust Dorsey Wright Dynamic Focus 5 ETF                      0.30%

Pursuant to a contractual agreement between the Trust, on behalf of MDIV, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the management fees earned by MDIV on assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2017 (UNAUDITED)

Trust's Board of Trustees or (ii) the termination of MDIV's management agreement with First Trust; however, it is expected to remain in place at least until January 31, 2018. First Trust does not have the right to recover the waived fees on the shares of investment companies advised by First Trust. For the period ended March 31, 2017, MDIV waived $524,110 of management fees.

First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, if applicable, legal, audit, and other services, including any compensation to Trustees, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2017, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                               Purchases             Sales
                                                            ----------------    ----------------
First Trust NASDAQ Technology Dividend Index Fund           $     66,510,281    $     64,668,908
Multi-Asset Diversified Income Index Fund                        340,151,806         311,294,410
International Multi-Asset Diversified Income Index Fund            5,155,827           5,552,067
First Trust High Income ETF                                       29,823,488         105,583,039
First Trust Low Beta Income ETF                                    5,118,425           5,093,368
First Trust Rising Dividend Achievers ETF                         51,900,319          51,742,667
First Trust Dorsey Wright Focus 5 ETF*                         1,697,460,034       1,703,450,072
First Trust RBA American Industrial Renaissance(R) ETF            20,096,417          19,925,535
First Trust RBA Quality Income ETF                                19,203,843          19,183,031
First Trust Dorsey Wright International Focus 5 ETF*                      --             512,502
First Trust Dorsey Wright Dynamic Focus 5 ETF*                   153,899,682         154,076,824

For the six months ended March 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                               Purchases             Sales
                                                            ----------------    ----------------
First Trust NASDAQ Technology Dividend Index Fund           $    147,017,256    $     86,821,765
Multi-Asset Diversified Income Index Fund                        140,401,413         186,465,797
International Multi-Asset Diversified Income Index Fund                   --           2,924,056
First Trust High Income ETF                                      134,733,773          96,571,821
First Trust Low Beta Income ETF                                    5,234,895           4,278,370
First Trust Rising Dividend Achievers ETF                        154,586,842          44,097,388
First Trust Dorsey Wright Focus 5 ETF*                             8,104,144         664,925,544
First Trust RBA American Industrial Renaissance(R) ETF           182,374,336           1,984,848
First Trust RBA Quality Income ETF                                12,417,868           7,997,258
First Trust Dorsey Wright International Focus 5 ETF*             144,268,789          91,601,609
First Trust Dorsey Wright Dynamic Focus 5 ETF*                    97,201,818          57,044,353


* All transactions during the period ended March 31, 2017 were with affiliated funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2017 (UNAUDITED)

                           5. DERIVATIVE TRANSACTIONS

Written option activity for FTHI was as follows:

                                                     Number of
Written Options                                      Contracts       Premiums
-------------------------------------------------    ----------    ------------
Options outstanding at beginning of period                18         $ 61,345
Options written                                          350          805,922
Options expired                                           --               --
Options exercised                                         --               --
Options closed                                          (264)        (489,869)
                                                        ----         --------
Options outstanding at March 31, 2017                    104         $377,398
                                                        ====         ========

Written option activity for FTLB was as follows:

                                                     Number of
Written Options                                      Contracts       Premiums
-------------------------------------------------    ----------    ------------
Options outstanding at beginning of period                12         $ 40,344
Options written                                           34           88,170
Options expired                                           (2)            (564)
Options exercised                                         --               --
Options closed                                           (28)         (82,286)
                                                        ----         --------
Options outstanding at March 31, 2017                     16         $ 45,664
                                                        ====         ========

During the period ended March 31, 2017, FTLB held purchased options with market values ranging from $117 to $14,040, as measured at each month end.

The following tables present the types of derivatives held by the following Funds at March 31, 2017, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

FTHI
                                             ASSET DERIVATIVES                                 LIABILITY DERIVATIVES
                              ------------------------------------------------    ------------------------------------------------
DERIVATIVE                          STATEMENTS OF ASSETS AND                            STATEMENTS OF ASSETS AND
INSTRUMENT     RISK EXPOSURE          LIABILITIES LOCATION            VALUE               LIABILITIES LOCATION            VALUE
-------------  -------------  ------------------------------------  ----------    ------------------------------------  ----------
Options        Equity Risk                     --                       --        Options written, at value             $  528,725


FTLB
                                             ASSET DERIVATIVES                                 LIABILITY DERIVATIVES
                              ------------------------------------------------    ------------------------------------------------
DERIVATIVE                          STATEMENTS OF ASSETS AND                            STATEMENTS OF ASSETS AND
INSTRUMENT     RISK EXPOSURE          LIABILITIES LOCATION            VALUE               LIABILITIES LOCATION            VALUE
-------------  -------------  ------------------------------------  ----------    ------------------------------------  ----------
Options        Equity Risk           Investments, at value          $  37,970*    Options written, at value             $   53,300

* Represents options purchased, included in Investments, at value.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the period ended March 31, 2017, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

                                                                       EQUITY RISK
                                                               ----------------------------
STATEMENTS OF OPERATIONS LOCATION                                 FTHI             FTLB
-------------------------------------------------------------------------------------------
Net realized gain (loss) on Investments**                      $        --      $   (38,806)
Net realized gain (loss) on Written options transactions          (989,510)         (74,667)
Net change in unrealized gain (loss) on Investments**                   --           23,146
Net change in unrealized gain (loss) on Written options held      (173,142)         (16,736)

** Represents put options purchased.

FTHI and FTLB do not have the right to offset on financial assets and financial liabilities related to option contracts on the Statements of Assets and Liabilities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2017 (UNAUDITED)

                  6. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing of Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities, and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:

                                                                Creation                Redemption
                                                              Transaction              Transaction
                                                                  Fees                     Fees
                                                            ----------------         ----------------
First Trust NASDAQ Technology Dividend Index Fund           $            500         $            500
Multi-Asset Diversified Income Index Fund                              1,000                    1,000
International Multi-Asset Diversified Income Index Fund                3,400                    3,400
First Trust High Income ETF                                              750                      750
First Trust Low Beta Income ETF                                          750                      750
First Trust Rising Dividend Achievers ETF                                500                      500
First Trust Dorsey Wright Focus 5 ETF                                    500                      500
First Trust RBA American Industrial Renaissance(R) ETF                   500                      500
First Trust RBA Quality Income ETF                                       500                      500
First Trust Dorsey Wright International Focus 5 ETF                      500                      500
First Trust Dorsey Wright Dynamic Focus 5 ETF                            500                      500


                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2018, for TDIV, MDIV, YDIV, FTHI, FTLB, RDVY, FV, AIRR, QINC, and IFV, and March 8, 2018, for FVC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2017 (UNAUDITED)

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there was the following subsequent event:

On April 20, 2017, the following Funds declared a monthly distribution to shareholders of record on April 25, 2017, payable April 28, 2017.

                                                                    Per Share
                                                                      Amount
                                                                   ------------
International Multi-Asset Diversified Income Index Fund              $ 0.0688
Multi-Asset Diversified Income Index Fund                            $ 0.0616
First Trust High Income ETF                                          $ 0.0775
First Trust Low Beta Income ETF                                      $ 0.0525

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

           SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS AND MERGER

A Special Meeting of Shareholders of First Trust Dividend and Income Fund ("FAV"), a closed-end fund, and FTHI was held on October 3, 2016. At the meeting, shareholders of FAV approved a merger of FAV with and into FTHI pursuant to the Agreement and Plan of Merger, and shareholders of FTHI approved the issuance of FTHI shares in connection with the Agreement and Plan of Merger. For FAV, the number of votes cast in favor of the Agreement and Plan of Merger was 2,766,938, the number of votes cast against the Agreement and Plan of Merger was 0, the number of abstentions was 0, and the number of broker non-votes was
0. For FTHI, the number of votes cast to approve the proposal to issue FTHI shares in connection with the Agreement and Plan of Merger was 115,305, the number of votes cast against the proposal to issue FTHI shares in connection with the Agreement and Plan of Merger was19,255, the number of abstentions was 14,335, and the number of broker non-votes was 201,107. The merger was completed on October 24, 2016. In the merger, the assets of FAV were transferred to, and the liabilities of FAV were assumed by, FTHI. Shareholders of FAV received shares of FTHI with a value equal to the aggregate net asset value of the FAV shares held by them. The exchange of shares took place based upon FAV's and FTHI's closing net asset values on October 21, 2016. The exchange ratio at which shares of FAV were exchanged for shares of FTHI was 0.444937.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES, AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND VI.

The following summarizes some of the risks that should be considered for the Funds. A Fund is subject to the risk that a particular security owned by a Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates, and perceived trends in stock prices. Overall Fund share values could decline generally or could underperform other investments.

Only an Authorized Participant may engage in creation or redemption transactions directly for each Fund. The Trust has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF are subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2017 (UNAUDITED)

The returns of the Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF are exposed to additional market risk due to their policy of investing principally in the securities included in their respective corresponding indices. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, a Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Fund's index.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF rely on a license and related sublicense from an index provider that permits each Fund to use its corresponding index and associated trade names, trademarks, and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of a Fund. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

The First Trust High Income ETF and First Trust Low Beta Income ETF are subject to management risk because of their actively managed portfolios. In managing such a Fund's investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

The First Trust High Income ETF and First Trust Low Beta Income ETF may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities, particularly for the puts and call options in which the Funds invest. As a result, an investment in the Funds may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities. Because the Funds may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

The First Trust High Income ETF and First Trust Low Beta Income ETF may invest in derivatives. A Fund's use of derivatives, such as call options, can lead to losses because of adverse movements in the price or value of the underlying asset, index, or rate, which may be magnified by certain features of the options. These risks are heightened when a Fund's portfolio managers use options to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. The option positions employed by the First Trust High Income ETF and First Trust Low Beta Income ETF may present additional risk. When selling a call option, a Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by a Fund if the Index level at the expiration of the call option is above the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock(s). In fact, a Fund's use of options may reduce the Fund's ability to profit from increases in the value of the underlying stock(s).

The First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust Rising Dividend Achievers ETF, and International Multi-Asset Diversified Income Index Fund currently have fewer assets than larger, more established funds, and like other funds with fewer assets, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, a Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.


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Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF each may be concentrated in stocks of companies in an individual industry if a Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

The First Trust NASDAQ Technology Dividend Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust RBA Quality Income ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF are considered to be non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, each Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Funds may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Funds may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

Because the Funds invest in equity securities, the value of each Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Certain Funds may invest in non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of Depositary Receipts, or in non-U.S. securities listed on a foreign exchange. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social, or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

Depositary Receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of Depositary Receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert equity shares into Depositary Receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.

There is no guarantee that the issuers of a Fund's portfolio securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Each Fund may invest in small and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products, or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The Multi-Asset Diversified Income Index Fund is subject to the risks of investing in MLPs. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in REITs. Therefore, the Funds are subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political, or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of


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mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest in ETFs. ETFs are generally index funds bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in an ETF that invests in high yield securities, which are subject to greater market fluctuations and risk of loss than securities with higher investment ratings and, therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high-yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high-yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over the counter markets. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk, and income risk.

Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for a Fund because it may invest in exchange-traded funds that invest in "high yield" or "junk" debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.

The First Trust NASDAQ Technology Dividend Index Fund, First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF invest in the securities of companies in the information technology sector. General risks of information technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust NASDAQ Technology Dividend Index Fund invests in companies in the telecommunications sector. Telecommunications companies are subject to risks, such as: a market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

The International Multi-Asset Diversified Income Index Fund's net asset value is determined on the basis of U.S. dollars and the Fund may invest in foreign listed securities; therefore, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in ETFs that invests in fixed income securities. Fixed income securities are subject to credit risk and interest rate risk. The ETFs may invest in high yield fixed income securities, commonly referred to as "junk" bonds. If interest rates rise, the prices of the fixed-rate instruments held by a Fund may fall. Interest rate risk is generally lower for shorter term investments and higher for longer-term investments.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in infrastructure companies and is subject to certain risks inherent in investing in these types of securities. Infrastructure companies may be directly affected by energy commodity prices, especially infrastructure companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal, or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution


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may adversely impact the financial performance of infrastructure companies.
Infrastructure companies are subject to significant federal, state, and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.

The Multi-Asset Diversified Income Index Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters, such as hurricanes in the Gulf of Mexico, also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices are generally subject to extreme volatility.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust Rising Dividend Achievers ETF, and First Trust RBA American Industrial Renaissance(R) ETF invest in the securities of companies in the financial service sector which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry, each of which are subject to the adverse effects of economic recession; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, the Funds may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States.

The International Multi-Asset Diversified Income Index Fund and First Trust RBA Quality Income ETF invest in the securities of companies in the utilities sector. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, global politics, price and supply fluctuations, volatile interest rates, and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

The First Trust RBA American Industrial Renaissance(R) ETF invests in the securities of community banks. Such companies were significantly impacted by the downturn in the U.S. and world economies that began with the decline in the subprime mortgage lending market in the United States. These conditions have brought about legislative and regulatory changes, changes in short-term and long-term interest rates, inflation, and changes in government monetary and fiscal policies, all of which have had a significant impact on the banking business. Unlike larger national or other regional banks that are more geographically diversified, a community bank's financial performance may be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in its local market and the United States as a whole. In particular, this environment impacts the ability of borrowers to pay interest on and repay principal of outstanding loans and the value of collateral securing those loans. Also, the securities of community banks are often subject to low trading volume and low analyst coverage.

The First Trust RBA American Industrial Renaissance(R) ETF invests in industrials companies. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing, and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand, and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations, and e-commerce initiatives.

The Multi-Asset Diversified Income Index Fund, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF invest in securities of affiliated ETFs, which involves additional expenses that would not be present in a direct investment in such affiliated ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the affiliated ETFs.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in biotechnology and pharmaceutical companies are subject to changing government regulation which could have a negative effect on the price, profitability and availability of their products and services. Regulations have been proposed to increase the availability and affordability of prescription


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
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drugs including proposals to increase access to generic drugs and to increase the rebates paid by drug manufacturers in exchange for Medicaid coverage of their products. Whether such proposals will be adopted cannot be predicted. In addition, such companies face increasing competition from existing generic drugs, the termination of their patent protection for certain drugs and technological advances which render their products or services obsolete. The research and development costs required to bring a drug to market are substantial and may include a lengthy review by the government, with no guarantee that the product will ever be brought to market or show a profit. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies. Many of these companies may not offer certain drugs or products for several years, and as a result, may have significant losses of revenue and earnings.

First Trust RBA Quality Income ETF may invest in consumer discretionary companies which are companies that provide non-essential goods and services such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest are invested in the securities of consumer staples companies, which provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits. The success of these companies is affected by a variety of factors, such as government regulations, which may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest are invested in health care companies, which are involved in medical services or health care, including biotechnology research and production, drugs, and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest are invested in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. The Fund's investment in Internet companies may also be subject to the risk of owning small capitalization companies that have recently begun operations.

The ETFs in which the First Trust Dorsey Wright International Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF will be five First Trust country/region-based ETFs. The shares of an ETF trade like common stock and represent a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

First Trust Dorsey Wright International Focus 5 ETF is subject to certain country specific risks. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources, and capital reinvestment; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China's economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other emerging economies. Investing in securities of German companies involves additional risks, including, but not limited to: significant demographic challenges to sustained long-term growth; low fertility rates and declining net immigration putting pressure on the country's social welfare system; and the costly and time-consuming modernization and integration of the eastern German economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of Germany and the surrounding region. The Fund is subject to certain risks associated specifically with Hong Kong, including Hong Kong's political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong's reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets. Investment restrictions in India may limit the ability to convert the equity shares into depositary receipts and vice versa. These restrictions may


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cause the equity shares of the underlying issuer to trade at a premium or discount to the market price of the depositary receipt. Investing in securities of Indian companies involves additional risks, including, but not limited to: greater price volatility; substantially less liquidity and significantly smaller market capitalization of securities markets; more substantial governmental involvement in the economy; higher rates of inflation; and greater political, economic and social uncertainty. Government controls have been reduced on imports and foreign investment, and privatization of domestic output has proceeded slowly. The rapid economic growth of the last few years has put heavy stress on India's infrastructural facilities. Furthermore, although the Indian government is well aware of the need for reform and is pushing ahead in this area, businesses still have to deal with an inefficient and sometimes slow-moving bureaucracy. The Fund is subject to certain risks associated with Switzerland and Europe as a whole. Although Switzerland is not a member of the EU, the Swiss economy is dependent on the economies of other European nations as key trading partners. Any reduction in spending by other European countries could have a negative effect on the Swiss economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the surrounding region. The ongoing implementation of the EU provisions and Euro conversion process may materially impact revenues, expenses or income and increase competition for other European companies, which could have an effect on the Swiss economy, and in turn, the securities in which the Fund invests. The Fund may be subject to certain risks associated with the United Kingdom and Europe as a whole. The United Kingdom is currently a member of the European Union ("EU"), and consequently, is a part of one of the largest common markets in the world. However, the continued implementation of the EU provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and the rest of Europe and their effect on securities issued by United Kingdom companies impossible to predict. Despite the fact that the United Kingdom did not convert to the Euro, the European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the United Kingdom and the surrounding region.

First Trust Dorsey Wright International Focus 5 ETF may invest in ETFs that invest in common stock and depositary receipts of companies that are domiciled in Brazil. A holder of depositary Receipts may risk losing the ability to remit foreign currency abroad and certain Brazilian tax advantages if the depositary receipts are exchanged for the underlying shares. Brazil has experienced economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices.

First Trust Dorsey Wright International Focus 5 ETF may invest in ETFs that invest in common stock and depositary receipts of companies that are domiciled in Latin America countries, and the Fund is subject to certain risks associated specifically with this region. The value of Fund shares may be adversely affected by political, economic, and social instability; inadequate investor protection; changes in laws or regulations of countries within Latin America; international relations with other nations; natural disasters; corruption and military activity. The economies of many Latin American countries differ from the economies of more developed countries in many respects. Certain Latin American countries are highly dependent upon and may be affected by developments in the United States, Europe and other Latin American economies.

The Indexes for First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF employ a "momentum" style methodology that emphasizes selecting ETFs that have had higher recent price performance compared to other ETFs. First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright International Focus 5 ETF may be subject to more risk because ETFs in which the Funds invests may be more volatile than a broad cross-section of ETFs or the returns on ETFs that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.

For Multi-Asset Diversified Income Index Fund, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF, pursuant to the methodology that the index provider uses to calculate and maintain each Fund's underlying indexes, each Fund may own a significant portion of the First Trust ETFs. Such ETFs may be removed from the underlying Index in the event that it does not comply with the eligibility requirements of the underlying index. As a result, each Fund may be forced to sell shares of certain First Trust ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the underlying index, due to market conditions or otherwise. Due to these factors, the variation between such Fund's annual return and the return of the underlying index may increase significantly. Apart from scheduled rebalances, the index provider may carry out additional ad hoc rebalances to the underlying index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose each Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the index provider may increase each Fund's costs and market exposure.

The Funds may be constituents of one or more indices. As a result, the Funds may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Funds, the size of the Funds and the market volatility of the Funds. Inclusion in an index could significantly increase demand for the Funds and removal from an index could result in outsized selling activity in a

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                           MARCH 31, 2017 (UNAUDITED)

relatively short period of time. As a result, the Funds' NAVs could be negatively impacted and the Funds' market prices may be significantly below the Funds' net asset values during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Funds can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Funds can be negatively affected.

The First Trust Dorsey Wright Dynamic Focus 5 ETF may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE


                                                                         Page 99


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


FIRST TRUST

First Trust Exchange-Traded Fund VI

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEMS 6. SCHEDULE OF INVESTMENTS.

Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Exchange-Traded Fund VI
                  --------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: May 23, 2017
     --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: May 23, 2017
     --------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: May 23, 2017
     --------------

* Print the name and title of each signing officer under his or her signature.